Exhibit 10.30
FIVE-YEAR CREDIT AGREEMENT
dated as of
April 12, 2021
among
GENERAL MILLS, INC.,
BANK OF AMERICA, N.A.,
as Administrative Agent,
and
The Other Financial Institutions Party Hereto
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent
BARCLAYS

BANK PLC
BNP PARIBAS
CITIBANK, N.A. and
DEUTSCHE BANK SECURITIES INC.,
as Documentation Agents
BofA SECURITIES, INC.,
as Sustainability Coordinator
BofA SECURITIES, INC.
JPMORGAN CHASE BANK, N.A.
BARCLAYS

BANK PLC
BNP PARIBAS SECURITIES

CORP.
CITIBANK, N.A. and
DEUTSCHE BANK SECURITIES INC.,
as Joint Lead Arrangers and Joint Bookrunners
_________________________________________________________________

TABLE

OF CONTENTS
____________
P
AGE
ARTICLE 1 D
EFINITIONS
SECTION 1.01
. Defined Terms.
In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings: ...........................................................................................................

SECTION 1.02 .
Other Interpretive Provisions
. ..................................................................................................

SECTION 1.03 .
Accounting Principles
.

...
(a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this
Agreement shall be made, in accordance with GAAP,

consistently applied.

........................................... 23
SECTION 1.04 .
Additional Alternative Currencies
. ...........................................................................................

SECTION 1.05 ..

Interest Rates
.

.
The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection

of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor
Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any
Conforming Changes.

The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Company.

The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the
Company, any Bank or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. .............................................................................................. 24
ARTICLE 2 T
HE
C
REDIT
SECTION 2.01
. The Revolving Credit.

............................................................................................................... 24
SECTION 2.02 .
Register
.

(a) The Administrative Agent, acting solely for this purpose as an agent of the
Company (and such agency being solely for tax purposes), shall maintain at the Agent’s Payment Office a copy of each Assignment and Assumption Agreement delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Banks, and the
Revolving Commitments of, and principal amounts (and stated interest) of the Loans and Letter of
Credit Liabilities owing to, each Bank pursuant to the terms hereof from time to time (the “
Register
”).

The entries in the Register shall be conclusive absent manifest error, and the Company,

the
Administrative Agent and the Banks shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement.

The Register shall
be available for inspection by the Company and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

.................................................................................................................... 25
SECTION 2.03
. Procedure

For Borrowing.
(a) Each Borrowing of Loans shall be made upon the Company’s irrevocable written notice delivered to the Administrative Agent, which may be given by (A) telephone or (B) a Notice of Borrowing (
provided

that any telephonic notice must be confirmed immediately by

delivery to the Administrative Agent of a Notice of Borrowing) and which notice must be received by the Administrative Agent (i) prior to 1:00 p.m. (New York

City time) three Business Days prior to the
requested Borrowing date, in the case of Term SOFR Loans, (ii); prior to 1:00 p.m. (New York

City
time) four Business Days prior to the requested Borrowing date, in the case of Eurocurrency Rate Loans, and (iii) prior to 1:00 p.m. (New York

City time) on the requested Borrowing date, in the case of Base
Rate Loans, specifying in each case: .........................................................................................................

SECTION 2.04 .
Conversion and Continuation Elections
.
(a) The Company may upon irrevocable written notice
to the Administrative Agent in accordance with subsection 2.04(b):

....................................................... 27
SECTION 2.05 .
Voluntary

Termination

or Reduction of Commitments
. The Company may, upon not less than
five Business Days’ prior notice to the Administrative Agent, terminate the Aggregate Revolving
Commitment or permanently reduce the Aggregate Revolving Commitment by an aggregate minimum amount of $25,000,000 or any multiple of $5,000,000 in excess thereof;
provided

that (i) no such
reduction or termination shall be permitted if, after giving effect thereto and to any prepayments of the
Loans made on the effective date thereof, the then Total

Outstanding Amount would exceed the amount
of the Aggregate Revolving Commitment then in effect and (ii) if, after giving effect to any reduction of the Aggregate Revolving Commitment, the Alternative Currency Sublimit exceeds the amount of the
Aggregate Revolving Commitment, such Alternative Currency Sublimit shall be automatically reduced by the amount of such excess.

Any reduction of the Aggregate Revolving Commitment shall be applied to each Bank’s Revolving Commitment in accordance with such Bank’s

Commitment Percentage. All
accrued facility fees to, but not including the effective date of any reduction or termination of Revolving
Commitments, shall be paid on the effective date of such reduction or termination................................ 28
SECTION 2.06 .
Payments
.

.................................................................................................................................. 29
SECTION 2.07 .
Repayment
. The Company shall repay to the Banks in full on the Revolving Termination Date the aggregate principal amount of the Loans outstanding on the Revolving Termination Date. ............. 29
SECTION 2.08 .
Interest
.

........
(a) Subject to subsection 2.08(c), each Loan shall bear interest on the outstanding principal amount thereof from the date when made until it becomes due at a rate per annum equal to the
Eurocurrency Rate or the Base Rate or Term SOFR, as the case may be, plus

the Applicable Margin.

To
the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a rate that is less than zero, such rate shall be deemed zero for purposes of this
Agreement.

SECTION 2.09 .
Fees
.

.......................................................................................................................................... 30
SECTION 2.10 .
Computation of Fees and Interest
.

.............
(a)

All computations of interest for Base Rate Loans
(including Base Rate Loans determined by reference to Term SOFR) and facility fees shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.

All other
computations of interest and fees under this Agreement shall be made on the basis of a 360-day year and actual days elapsed, which results in more interest or fees, as applicable, being paid than if computed on the basis of a 365-day year;
provided

that if the Administrative Agent reasonably determines that a different basis of computation is the market convention for a particular Alternative Currency, such different basis shall be used. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof. ................................................

SECTION 2.11 .
Payments by the Company
.

............
(a) All payments (including prepayments) to be made by the
Company on account of principal, interest, fees and other amounts required hereunder shall be made without set-off, recoupment or counterclaim; shall, except as otherwise expressly provided herein, be made to the Administrative Agent for the ratable account of the Banks at the Agent’s Payment Office, and shall be made (i) in the case of Dollar-Denominated Loans, in Dollars and in immediately available funds, no later than 2:00 p.m. (New York

City time) on the date specified herein and (ii) in the case of
Alternative Currency Loans, in the relevant Alternative Currency and in immediately available funds, no later than the Applicable Time specified by the Administrative Agent on the dates specified herein. The
Administrative Agent will promptly distribute on such date to each Bank its Commitment Percentage (or other applicable share as expressly provided herein) of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Administrative Agent later than (i) 2:00
p.m. (New York

City time), in the case of payments in Dollars, or (ii) the Applicable Time specified by the Administrative Agent in the case of payments in Alternative Currencies, shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.

Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States.

............................... 31
SECTION 2.12 .
Payments by the Banks to the Agent
.

...
(a) Unless the Administrative Agent shall have received
notice from a Bank on the Closing Date or, with respect to each Borrowing after the Closing Date, prior to 2:00 p.m. (New York

City time) on the date of any proposed Borrowing, that such Bank will not make available to the Administrative Agent as and when required hereunder for the account of the
Company the amount of that Bank’s Commitment Percentage of the Borrowing, the Administrative
Agent may assume that each Bank has made such amount available to the Administrative Agent in immediately available funds on the Borrowing date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. In such event, if a Bank has not in fact made its share of the applicable
Borrowing available to the Administrative Agent, then the applicable Bank and the Company severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Company to but excluding the date of payment to the Administrative Agent, at
(A) in the case of a payment to be made by such Bank,

the Overnight Rate, plus any administrative,
processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Company, the interest rate applicable to
Base Rate Loans or in the case of Alternative Currencies in accordance with such market practice, in each case, as applicable.

SECTION 2.13 .
Sharing of Payments, Etc
.

...
(a) If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it, or the Letter of Credit Liabilities held by it, any payment (whether voluntary, involuntary,

through the exercise of any right of set-off, or otherwise) in excess of its Commitment Percentage of payments on account of the Loans and Letter of Credit
Liabilities obtained by all the Banks, such Bank shall forthwith (i) notify the Administrative Agent of such fact, and (ii) purchase from the other Banks such participations in the Loans made by them and the
Letter of Credit Liabilities held by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them;
provided
,

however
, that if all or any portion of such excess
payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank’s Commitment Percentage (according to the proportion of (i) the amount of such paying Bank’s required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing
Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.11) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 2.13 and will in each case notify the Banks following any such purchases or repayments.............................. 33
(b)

If any Bank shall fail to make any payment required to be made by it pursuant to Section 0, 2.12, 2.14(a)
or 9.07, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such
Bank for the benefit of the Administrative Agent or any Issuing Bank to satisfy such Bank’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Bank under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. .......................................................................

SECTION 2.14
. Increased Commitments; Additional Banks.

..
(a) From time to time the Company may, upon at
least five days’ notice to the Administrative Agent (which shall promptly provide a copy of such notice to the Banks), increase the Aggregate Revolving Commitments by an amount not less than $10,000,000
(the amount of any such increase, the “
Increased Revolving Commitments
”).

.................................... 33
SECTION 2.15
. Letters of Credit
.

....................................................................................................................... 34
SECTION 2.16 .
Currency Equivalents.
(
A
) The Administrative Agent shall determine the Spot Rates as of each
Revaluation Date to be used for calculating Dollar Amount of Borrowings and Total Outstanding
Amounts denominated in Alternative Currencies.

Such Spot Rates shall become effective as of such
Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.

Except for purposes of financial
statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Amount as so determined by the Administrative Agent.

....... 39
SECTION 2.17 .
Sustainability Adjustments.
(
A
) Following the date on which the Company provides a Pricing
Certificate in respect of the most recently ended fiscal year, (i) the Applicable Margin and the Letter of
Credit Fee Rate shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Margin Adjustment as set forth in such Pricing Certificate and (ii) the applicable Facility Fee Rate set forth in the Pricing Schedule shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Fee Adjustment as set forth in such Pricing Certificate. For purposes of the foregoing, (A) the Sustainability Margin Adjustment and the Sustainability Fee Adjustment shall be determined as of the fifth Business Day following receipt by the Administrative Agent of a Pricing Certificate delivered pursuant to Section 6.02(d) based upon the
KPI Metrics set forth in such Pricing Certificate and the calculations of the Sustainability Margin
Adjustment and the Sustainability Fee Adjustment, as applicable, therein (such day, the “
Sustainability
Pricing Adjustment Date
”) and (B) each change in the Applicable Margin,

the Facility Fee Rate and
the Letter of Credit Fee Rate resulting from a Pricing Certificate shall be effective during the period commencing on and including the applicable Sustainability Pricing Adjustment Date and ending on the date immediately preceding the next such Sustainability Pricing Adjustment Date (or, in the case of non-
delivery of a Pricing Certificate, the last day such Pricing Certificate could have been delivered pursuant to the terms of Section 6.02(d)). ...............................................................................................................

ARTICLE 3 T
AXES
,
Y
IELD
P
ROTECTION AND
I
LLEGALITY
SECTION 3.01 .
Taxes
.

...............
(a) Subject to subsection 3.01(g), any and all payments by or on account of any obligation of the Company under any Loan Document shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and Agent, (i)
such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank’s net income by the jurisdiction under the laws of which such Bank or Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof, (ii) in the case of a Bank,
U.S. federal withholding taxes imposed on amounts payable to or for the account of such Bank pursuant to a law in effect on the date on which the Bank acquires an interest in any Loan Document, except to the extent that, in the case of an assignment, pursuant to this Section 3.01, amounts with respect to such taxes were payable to such Bank’s assignor immediately before such Bank acquired such interest in any
Loan Document, and (iii) any U.S. federal withholding taxes imposed under FATCA

(all such
non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities imposed on or with respect to any payment made by or on account of any obligation of the Company under any Loan
Document being hereinafter referred to as “
Taxes
”).

............................................................................... 42

SECTION 3.02 .
Illegality
.
(a) If any Bank shall reasonably determine, based upon the advice of its counsel, that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other
Governmental Authority has asserted that it is unlawful, for any Bank or its Lending Office to make
Eurocurrency Rate Loans or Term SOFR Loans, then, on notice thereof by the Bank to the Company through the Administrative Agent, the obligation of that Bank to make Eurocurrency Rate Loans or
Term SOFR Loans, as applicable, shall be suspended until the Bank shall have notified the
Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist.

SECTION 3.03 .
Increased Costs and Reduction of Return
.

.
(a) If any Bank shall determine that, due to and as a
direct result of any Change in Law (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Eurocurrency Rate), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining its Revolving Commitment hereunder or any Eurocurrency Rate Loans or Term SOFR Loans (or,

in the case of any imposition or
increase in taxes, any Loans) (including any imposition or increase in taxes (other than (x) withholding taxes imposed on or with respect to any payment made by or on account of any obligation of the
Company under any Loan Document or (y) Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto), or of agreeing to issue or participate in or issuing or participating in any Letters of Credit, then the Company shall be liable for, and shall from time to time, upon demand therefor by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

For
the avoidance of doubt, this Section 3.03(a) does not apply to increased costs as a result of (A) taxes described in Section 3.01(a)(i), (ii) or (iii), (B) Taxes as defined in Section 3.01(a), or (C) Other Taxes.

SECTION 3.04 .
Funding Losses
. The Company agrees to reimburse each Bank and to hold each Bank harmless from any loss or out-of-pocket expense which such Bank may sustain or incur as a direct consequence of:

.............................................................................................................................................................. 47
SECTION 3.05 .
Inability to Determine Rates
. ....................................................................................................

SECTION 3.06 .
Certificates of Banks
. Any Bank claiming reimbursement or compensation pursuant to this
Article 3 shall deliver to the Company (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the basis for and the computation of the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

SECTION 3.07 .
Substitution of Banks
. Upon (x) the receipt by the Company from any Bank of a notice of illegality with respect to Eurocurrency Rate Loans or Term SOFR Loans pursuant to Section 3.02, (y)
the receipt by the Company from any Bank of a claim for additional amounts or compensation pursuant to Section 3.01 or 3.03 or (z) any Bank becoming a Non-Consenting Bank, the Company may, upon notice to such Bank and the Administrative Agent: (i) request one or more of the other Banks to acquire and assume all or part of such Bank’s Loans and Revolving Commitment (but no other Bank shall be required to do so); or (ii) designate a replacement bank meeting the qualifications of an Eligible
Assignee;
provided

that in the case of clauses (i) or (ii) in connection with an assignment resulting from a Bank becoming a Non-Consenting Bank, the applicable assignee shall have consented to the applicable amendment, waiver or consent. Any such transfer under clause (i) or (ii) shall be subject to the provisions of Sections 3.04 and 10.09 hereof.

.................................................................................... 50
SECTION 3.08 .
Defaulting Banks
. Notwithstanding any provision of this Agreement to the contrary, if any
Bank becomes a Defaulting Bank, then the following provisions shall apply for so long as such Bank is a Defaulting Bank:

.................................................................................................................................... 51
SECTION 3.09 .
Survival
. The agreements and obligations of the Company in this Article 3 shall survive the payment of all other Obligations and termination of this Agreement. ..................................................... 52

ARTICLE 4 C
ONDITIONS
P
RECEDENT
SECTION 4.01 .
Conditions of Closing Date
. The obligation of each Bank to make its initial Loan hereunder and the obligation of any Issuing Bank to issue (including any renewal or extension of) the initial Letter of Credit hereunder is subject to the condition that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and each Bank and in sufficient copies for the Administrative Agent and each Bank: ...............................................................

SECTION 4.02 .
Conditions to All Borrowings and Issuances of Letters of Credit
. The obligation of each Bank
to make any Loan to be made by it hereunder (including its initial Loan) and the obligation of any
Issuing Bank to issue (including any renewal or extension of) any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant borrowing or issuance date: .............

SECTION 4.03
. Existing Agreement.

.

(a) On the Closing Date, the commitments under the Existing Agreement shall terminate, without further action by any party thereto.

.................................................................... 54
ARTICLE 5 R
EPRESENTATIONS

AND
W
ARRANTIES
SECTION 5.01 .
Existence and Power
. The Company and each of its Material Subsidiaries:

............................ 54
SECTION 5.02 .
Corporate Authorization; No Contravention
. The execution, delivery and performance by the
Company of this Agreement, and any other Loan Document to which the Company is party, have been duly authorized by all necessary corporate action, and do not and will not:

............................................ 55
SECTION 5.03 .
Governmental Authorization
. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement or any other Loan Document;
provided

that, for the avoidance of doubt, it is acknowledged that the
Company may need to make certain filings in connection with its reporting obligations under the
Exchange Act.

........................................................................................................................................... 55
SECTION 5.04 .
Binding Effect
. This Agreement and each other Loan Document to which the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the
Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency,

or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. ................................................................ 55
SECTION 5.05 .
Litigation
. There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, expressly threatened or contemplated, at law,

in equity, in arbitration or
before any Governmental Authority, against the Company,

its Subsidiaries or any of their respective
Properties which: ...................................................................................................................................... 55
SECTION 5.06 .
No Default
. No Default or Event of Default exists or would result from the incurring of any
Obligations by the Company. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 8.01(e).

.................... 56
SECTION 5.07 .
Use of Proceeds; Margin

Regulations
. The proceeds of the Loans made and the Letters of
Credit issued under this Agreement are intended to be and shall be used solely for the purposes set forth in and permitted by Section 6.09, and are intended to be and shall be used in compliance with Section
7.04. Neither the Company nor any of its Subsidiaries is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

... 56
SECTION 5.08 .
Title to Properties
. The Company and each of its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real Property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect.

................................................................................ 56

SECTION 5.09 .
Regulated Entities
. None of the Company, any Person controlling the Company,

or any
Subsidiary of the Company, is an “Investment Company” within the meaning of the Investment
Company Act of 1940.

.............................................................................................................................. 56
SECTION 5.10 .
Patents, Trademarks and Licenses, Etc
. The Company and its Subsidiaries own or are licensed
or otherwise have the right to use all of the material patents, trademarks, service marks, trade names, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any intellectual property-related statute, law, rule, regulation, standard or code is pending or,

to the knowledge of the Company,
proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

........ 56
SECTION 5.11 .
Financial Information
. The (i) consolidated balance sheet of the Company as of May 31, 2020 and the related consolidated statements of earnings, stockholders’ equity and cash flows for the fiscal year then ended, reported on by KPMG LLP,

and included in the Company’s Form 10-K for such fiscal
year and (ii) the unaudited consolidated financial statements of the Company as of the fiscal quarters ended August 30, 2020, November 29, 2020 and February 28, 2021 included in the Company’s Form
10-Q for such fiscal quarter, in each case of clauses (i) and (ii), fairly present, in conformity with GAAP, the consolidated financial position of the Company as of such date and its consolidated results of operations and cash flows for such fiscal period. .....................................................................................

56
SECTION 5.12 .
Anti-Corruption Laws and Sanctions.
The Company has implemented and maintains in effect
policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents (acting in their capacity as such) with Anti-
Corruption Laws and applicable Sanctions. None of (a) the Company, any Subsidiary or to the
knowledge of the Company or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned
Person.

....................................................................................................................................................... 56
SECTION 5.13 ..

Pricing Certificates.
Each Pricing Certificate (if any) delivered pursuant to Section 6.02(d) is true and correct in all material respects;
provided

that, for the avoidance of doubt, it is understood and
agreed that any Pricing Certificate Inaccuracy shall not constitute a Default or Event of Default so long as the Company complies with the terms of Section 2.17(d) with respect to such Pricing Certificate
Inaccuracy. ................................................................................................................................................

ARTICLE 6 A
FFIRMATIVE
C
OVENANTS
SECTION 6.01 .
Financial Statements
. The Company shall furnish to the Administrative Agent for duplication and distribution to the Banks: ...................................................................................................................

57
SECTION 6.02 .
Certificates; Other Information
. The Company shall furnish to the Administrative Agent for
duplication and distribution to each Bank: ...............................................................................................

SECTION 6.03 .
Notices
. The Company shall promptly notify the Administrative Agent (which shall promptly thereafter notify each Bank): .................................................................................................................... 58
SECTION 6.04 .
Preservation of Corporate Existence, Etc
. Subject to Section 7.02, the Company shall, and
shall cause each of its Material Subsidiaries to: .......................................................................................

SECTION 6.05 .
Insurance
. The Company shall, and shall cause its Material Subsidiaries to, (a) insure and maintain insurance with responsible insurance companies in such amounts and against such risks as is customarily carried by owners of similar businesses and property, or (b) maintain a system or systems of self-insurance or assumption of risk which accords with the practices of similar businesses.

................. 59
SECTION 6.06 .
Payment of Obligations
. The Company will, and will cause each of its Subsidiaries to, pay its obligations, including tax liabilities, that, collectively or individually, if not paid, could result in a
Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with
GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

.......................................................................................................... 59
SECTION 6.07 .
Compliance with Laws
.
(a) The Company shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law (including, without limitation,
Environmental Laws) of any Governmental Authority having jurisdiction over it or its business, except such as may be contested in good faith or as to which a bona fide dispute may exist and where non-
compliance could not be expected to result in a Material Adverse Effect.

............................................... 59
SECTION 6.08 .
Inspection of Property and Books and Records
. The Company shall maintain and shall cause
each of its Subsidiaries to maintain books of record and account in conformity with GAAP consistently applied. Subject to such confidentiality restrictions as the Company may reasonably impose, the
Company shall permit, and shall cause each of its Subsidiaries to permit, representatives and independent contractors of the Administrative Agent or any Bank to visit and inspect any of their respective Properties, to examine their respective records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at such reasonable times during normal business hours, upon reasonable advance notice to the Company;
provided
,

however
, when an Event of Default exists
the Administrative Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice........................................................ 60
SECTION 6.09 .
Use of Proceeds
. The Company shall use the Letters of Credit and the proceeds of the Loans solely for general corporate purposes but not in contravention of any Requirement of Law.

No Loan,
nor the proceeds from any Loan, shall be used, directly or indirectly, or lent, contributed, provided or otherwise made available to any Subsidiary, joint venture partner or other Person, (x) in furtherance of an offer, payment, promise to pay,

or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (y) to fund, finance or facilitate any activity or business in any Sanctioned Country or of or with any Sanctioned Person, except to the extent licensed or otherwise authorized under U.S. law, or in any other manner that will result in any violation of applicable Sanctions by any Person (including any Bank, any Lead Arranger, the Administrative
Agent or any other party hereto).

.............................................................................................................. 60
ARTICLE 7 N
EGATIVE
C
OVENANTS
SECTION 7.01 .
Limitation on Liens
. The Company shall not, and shall not suffer or permit any of its
Subsidiaries to, directly or indirectly, make, create, incur,

assume or suffer to exist any Lien upon or
with respect to any part of its Property, whether now owned or hereafter acquired, other than the following:

.................................................................................................................................................. 60
SECTION 7.02 .
Fundamental Changes
. The Company shall not (i) consolidate or merge with or into any other
Person or

(ii) sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), directly or indirectly, all or substantially all of its assets to any other Person;
provided

that,
if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing any Person may merge into the Company in a transaction in which the
Company is the surviving corporation.

..................................................................................................... 62
SECTION 7.03 .
Transactions with Affiliates
. The Company shall not, and shall not suffer or permit any of its
Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary
(other than the Company or a Subsidiary) except (a) as expressly permitted by this Agreement, (b) in connection with the repurchase by the Company of common stock of the Company, or (c) in the
Ordinary Course of Business and pursuant to the reasonable conduct of the business of the Company or such Subsidiary. ........................................................................................................................................ 62
SECTION 7.04 .
Margin Stock
. The Company shall not and shall not suffer or permit any of its Subsidiaries to use any portion of the Loan proceeds, directly or indirectly, to purchase or carry Margin Stock in violation of the Exchange Act or any regulation issued pursuant thereto, including, without limitation,
Regulations T, U and X of the Federal Reserve Board............................................................................. 62
SECTION 7.05 .
Ratio of Earnings to Fixed Charges
. The Company shall not permit its Ratio of Earnings to
Fixed Charges as determined for any period of four (4) consecutive fiscal quarters of the Company to be less than 2.5 to 1.0. During the term of this Agreement, the Company shall continue to compute its Ratio of Earnings to Fixed Charges in the same manner as computed in the Company’s Form 10-K Annual
Report for the period ended May 31, 2020 and shall continue to report such ratio to the Administrative
Agent on a quarterly basis concurrently with the delivery of the financial statements referred to in subsections 6.01(a) and 6.01(b). ...............................................................................................................

SECTION 7.06 .
Payments by Material Subsidiaries
. Neither the Company nor any of its Material Subsidiaries
will enter into or suffer to exist any consensual agreement or arrangement which would by its express terms limit the ability of any Material Subsidiary to pay any dividend to or otherwise advance funds to the Company;
provided

that this Section 7.06 shall not apply to existing agreements or arrangements governing Yoplait

S.A.S.

.......................................................................................................................... 62
ARTICLE 8 E
VENTS OF
D
EFAULT
SECTION 8.01 .
Event of Default
. Subject to the provisos at the end of this section, any of the following shall constitute an “
Event of Default
”:............................................................................................................. 62
SECTION 8.02 .
Remedies
. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Majority Banks, ......................................................................................... 64
SECTION 8.03 .
Cash Cover
. The Company agrees, in addition to the provisions in Sections 8.01 and 8.02, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the
Administrative Agent upon the instruction of the Majority Banks or any Issuing Bank having an outstanding Letter of Credit, pay to the Administrative Agent an amount in immediately available funds
(which shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent)
equal to the aggregate amount available for drawing under all Letters of Credit outstanding at such time
(or, in the case of a request by an Issuing Bank, all such Letters of Credit issued by it), provided

that,
upon the occurrence of any Event of Default specified in clause (f) or (g) of Section 8.01 above with respect to the Company, and on the Revolving Termination

Date, the Company shall pay such amount
forthwith without any notice or demand or any other act by the Administrative Agent, any Issuing Bank or any Bank. Amounts so held shall be invested by the Administrative Agent upon the instruction and for the account of the Company in short-term U.S. government securities.

............................................. 65
SECTION 8.04 .
Rights Not Exclusive
. The rights provided for in this Agreement and the other Loan
Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising. ....................................................................................................................................... 65
ARTICLE 9 T
HE
A
GENTS
SECTION 9.01 .
Appointment and Authorization
. Each Bank and Issuing Bank hereby irrevocably appoints,
designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.

The provisions of this Article are solely for the
benefit of the Administrative Agent, the Banks and the Issuing Bank, and the Company shall not have rights as a third party beneficiary of any of such provisions.

Notwithstanding any provision to the
contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative
Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the
Administrative Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this
Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

............. 65
SECTION 9.02 .
Delegation of Duties
. The Administrative Agent may execute any of its duties and exercise its rights and powers under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any Administrative Agent-Related Person.

The exculpatory provisions of this
Article shall apply to any such sub-agent and to the Administrative Agent-Related Persons, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

The Administrative Agent shall not be responsible
for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

.. 65
SECTION 9.03 .
Liability of Administrative Agent
. None of the Administrative Agent-Related Persons shall (
I
)
be liable for any action taken or omitted to be taken by any of them under or in connection with this
Agreement, any Letter of Credit or any other Loan Document (except for its own gross negligence or willful misconduct), or (
II
) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or

any
officer thereof, contained in this Agreement, in any Letter of Credit or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the
Administrative Agent under or in connection with, this Agreement, any Letter of Credit or any other
Loan Document, or the validity, effectiveness,

genuineness, enforceability or sufficiency of this
Agreement, any Letter of Credit or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No
Administrative Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this
Agreement, any Letter of Credit or any other Loan Document, or to inspect the Properties, books or records of the Company or any of the Company’s Subsidiaries or Affiliates. ......................................... 66
SECTION 9.04 .
Reliance by Administrative Agent
.

....
(a) The Administrative Agent shall be entitled to rely, and
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation
(including, without limitation, telephonic or electronic notices, Internet or intranet website posting or other distribution, Notices of Borrowing and Notices of Conversion/Continuation) reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.

The Company shall indemnify the
Administrative Agent, the Issuing Bank, each Bank and their respective Affiliates and their and their respective Affiliates’ partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company.

The Administrative
Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.

The
Administrative Agent shall be fully justified in failing or refusing to take any action under this
Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the
Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

..................................................... 66

SECTION 9.05 .
Notice of Default
. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Banks, unless the Administrative Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a
“notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative
Agent shall give notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Majority Banks in accordance with Article 8;
provided
,

however
, that unless and until the Administrative Agent shall have received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

........................................................................................... 67
SECTION 9.06 .
Credit Decision
. ........................................................................................................................

SECTION 9.07 .
Indemnification
. The Banks shall indemnify upon demand the Administrative Agent-Related
Persons, the Sustainability Coordinator and any Issuing Bank (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably in accordance with their respective Revolving Commitments, or if no Revolving Commitments are in
effect, in accordance with their respective outstanding Loans, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the
Loans and the termination or resignation of the Administrative Agent) be imposed on, incurred by or asserted against any such Person any way relating to or arising out of this Agreement, any Letter of
Credit or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing;
provided
,

however
, that no Bank shall be liable for the payment to the Administrative
Agent-Related Persons or the Sustainability Coordinator of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from such Person’s gross negligence or willful misconduct. Without limitation of the
foregoing, each Bank shall reimburse the Administrative Agent, the Sustainability Coordinator and any
Issuing Bank upon demand for its ratable share of any costs or out-of-pocket expenses (including
Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this
Agreement, any Letter of Credit, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Company. Without

limiting the generality of the foregoing, if the Internal Revenue
Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or properly executed, or because such Bank failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section 9.07, together with all costs and expenses and attorneys’ fees (including Attorney Costs).

A certificate as to the amount of such liability
delivered to any Bank by the Administrative Agent shall be conclusive absent manifest error.

Each
Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under any Loan Document or otherwise payable by the Administrative Agent to the
Bank from any source against any amount due to the Administrative Agent under this Section 9.07.

The
obligation of the Banks in this Section 9.07 shall survive the payment of all Obligations hereunder. .... 68

SECTION 9.08
. Administrative Agent in Individual Capacity
. Bank of America and its Affiliates may make
loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though Bank of America were not the Administrative
Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the
Company or such Affiliates) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Administrative Agent, and the terms “Bank” and “Banks” shall include Bank of
America in its individual capacity. ........................................................................................................... 69
SECTION 9.09 .
Successor Administrative Agent
.

............................................................................................... 69
SECTION 9.10 .
Lead Arrangers, Sustainability Coordinator and Other Agents
. Anything herein to the contrary
notwithstanding, none of the Lead Arrangers, the Syndication Agent, the Documentation Agents or the
Sustainability Coordinator listed on the cover page hereof shall have any obligation, liability, responsibility or duty under this Agreement other than those in its capacity, as applicable, as the
Administrative Agent, a Bank or Issuing Bank hereunder. Each Bank acknowledges that it has not relied, and will not rely, on the Syndication Agent, the Documentation Agents or Sustainability
Coordinator in deciding to enter into this Agreement or in taking or not taking action hereunder. The
Lead Arrangers, the Syndication Agent, the Documentation Agents and Sustainability Coordinator shall have the express benefit of this Section 9.10 and Sections 10.05 and 10.07.

........................................... 70
SECTION 9.11 .
Certain ERISA Matters
. ............................................................................................................

SECTION 9.12
.

Recovery of Erroneous Payments.

Without limitation of any other provision in this
Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Bank
(the “
Credit Party
”), whether or not in respect of an Obligation due and owing by the Company at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the
Rescindable Amount received by such Credit Party

in immediately available funds in the currency so
received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the
Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.

The Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a
Rescindable Amount.

................................................................................................................................ 71
ARTICLE 10 M
ISCELLANEOUS
SECTION 10.01 .
Amendments and Waivers
. Subject to Section 3.05, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the
Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority
Banks, the Company (and if the rights or duties of any Issuing Bank are affected thereby,

by it) and
acknowledged by the Administrative Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given;
provided
,

however
, that no such waiver,
amendment, or consent shall, unless in writing and signed by all the Banks, the Company and acknowledged by the Administrative Agent, do any of the following:

.................................................... 71
SECTION 10.02 .
Notices; Effectiveness; Electronic Communication
.

............................................................... 72

SECTION 10.03 .
No Waiver;

Cumulative Remedies
. No failure to exercise and no delay in exercising, on the
part of any Agent or Bank, any right, remedy, power or privilege hereunder,

shall operate as a waiver
thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. ...................................................................................................................................................

SECTION 10.04 .
Costs and Expenses
. The Company shall, whether or not the transactions contemplated hereby shall be consummated:

.................................................................................................................. 74
SECTION 10.05 .
Indemnity
.
(a) The Company shall pay, indemnify,

and hold each Bank, Agent, Lead Arranger
and the Sustainability Coordinator and each of their respective Affiliates, officers, directors, employees, counsel, agents and attorneys-in-fact (each, an “
Indemnified Person
”) harmless from and against any
and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, investigations, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever with respect to the preparation, execution, delivery, modification, amendment, enforcement, performance and administration of this Agreement, any Letter of Credit and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to this Agreement, the
Loans, any Letter of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto and whether such investigation, litigation or proceeding is brought by the Company or any other party (all the foregoing, collectively, the “
Indemnified Liabilities
”);
provided

that the
Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified
Liabilities to the extent resulting from (i) the gross negligence, willful misconduct or bad faith of such
Indemnified Person as determined by a court of competent jurisdiction in a final and non-appealable judgment, (ii) a claim brought by the Company against an Indemnified Person for a material breach of such Indemnified Person’s obligations hereunder or under any other Loan Document, if the Company has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (iii) a claim not involving an act or omission of the Company and that is brought by an Indemnified Person against another Indemnified Person (other than against the
Sustainability Coordinator, Lead Arrangers or the Agents in their capacities as such). The agreements in this Section 10.05 shall survive payment of all other Obligations and termination of this Agreement.
This Section 10.05 shall not apply with respect to taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-tax claim.

............................................................................. 75
SECTION 10.06 .
Marshalling; Payments Set Aside
. Neither the Administrative Agent nor the Banks shall be
under any obligation to marshal any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Administrative Agent or the Banks, or the Administrative Agent or the Banks exercise their rights of set-off, and such payment or payments or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent with the consent of the Majority
Banks) to be repaid to a trustee, receiver or any other party in connection with any Insolvency
Proceeding, or otherwise, then (
A
) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred, and (
B
) each Bank severally agrees to pay to
the Administrative Agent upon demand its ratable share of the total amount so recovered from or repaid by the Administrative Agent.

.................................................................................................................... 76
SECTION 10.07
. No Fiduciary Duty.
Each Agent, each Bank, each Lead Arranger, the Sustainability
Coordinator and their respective Affiliates (each, a “
Bank Party
”) may have economic interests that
conflict with those of the Company. The Company agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Bank Parties and the Company, its stockholders or Affiliates.

The Company
acknowledges and agrees that (
I
) the transactions contemplated by the Loan Documents are arm’s-length commercial transactions between the Bank Parties, on the one hand, and the Company, on the other hand, (
II
) in connection therewith and with the process leading to such transactions, each Bank Party is acting solely as a principal and not the agent or fiduciary of the Company, its management, stockholders, creditors or any other person, (
III
) no Bank Party has assumed an advisory or fiduciary
responsibility in favor of the Company with respect to the transactions contemplated hereby or in any other Loan Document or the process leading thereto (irrespective of whether any Bank Party or any of its Affiliates has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in the Loan Documents and (
IV
) the Company
has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Company agrees that it will not claim that any Bank Party has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, its stockholder or Affiliates, in connection with such transactions or the process leading thereto.

............................................................................................................................. 76
SECTION 10.08 .
Successors and Assigns
. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Bank (and any attempted assignment or transfer by the Company without such consent shall be null and void). ..................................................

SECTION 10.09 .
Assignments, Participations, Etc
. ........................................................................................... 77
SECTION 10.10 .
Confidentiality
. Each Bank agrees to take normal and reasonable precautions and exercise due care (in the same manner as it exercises for its own affairs) to maintain the confidentiality of all information identified as “confidential” by the Company and provided to it by the Company or any
Subsidiary of the Company, or by the Administrative Agent on such Company’s or Subsidiary’s behalf,
in connection with this Agreement, any Letter of Credit or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement; except to the extent such information:

............................ 79
SECTION 10.11 .
Set-off
. In addition to any rights and remedies of the Banks provided by law, if an Event of
Default has occurred and is continuing, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply

any and all deposits (general or special, time or demand,
provisional or final) at any time held by, and other indebtedness at any time owing to, such Bank or any of its Affiliates to or for the credit or the account of the Company against any and all Obligations owing to such Bank or Affiliate, now or hereafter existing, irrespective of whether or not the Administrative
Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank or Affiliate;
provided
,

however
,
that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 10.11 are in addition to the other rights and remedies (including other rights of set-off) which the Bank may have.

............................................................................................. 81
SECTION 10.12 .
Notification of Addresses, Lending Offices, Etc
. Each Bank shall notify the Administrative
Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

............. 81
SECTION 10.13 .
Counterparts
. This Agreement may be executed by one or more of the parties to this
Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the
Company and the Administrative Agent................................................................................................... 81

SECTION 10.14 .
Severability
. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder................................................................................................................................................... 81
SECTION 10.15 .
No Third Parties Benefited
. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks and the Agents, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Agent or
Bank shall have any obligation to any Person not a party to this Agreement or other Loan Documents. 81
SECTION 10.16 .
Time
. Time is of the essence as to each term or provision of this Agreement and each of the other Loan Documents.

............................................................................................................................. 81
SECTION 10.17 .
Governing Law and Jurisdiction
.

......
(a) THIS AGREEMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE

OF NEW YORK;
PROVIDED

THAT

THE AGENTS AND THE BANKS SHALL RETAIN

ALL RIGHTS ARISING
UNDER FEDERAL LAW.

SECTION 10.18 .
Waiver

of Jury Trial
. THE COMPANY,

THE BANKS AND THE AGENTS EACH WAIVE
THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION
BASED UPON OR ARISING OUT OF OR RELATED

TO THIS AGREEMENT,

THE OTHER LOAN
DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED

HEREBY OR THEREBY,

IN ANY
ACTION, PROCEEDING OR OTHER LITIGATION

OF ANY TYPE BROUGHT BY ANY OF THE
PARTIES

AGAINST ANY OTHER PARTY

OR PARTIES,

WHETHER WITH RESPECT TO
CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.

THE COMPANY,

THE BANKS AND
THE AGENTS EACH AGREE THAT

ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE
TRIED BY A COURT TRIAL WITHOUT A JURY.

WITHOUT LIMITING THE FOREGOING, THE
PARTIES

FURTHER AGREE THAT

THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY

IS
WAIV

ED BY OPERATION

OF THIS SECTION 10.18 AS TO ANY ACTION, COUNTERCLAIM
OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART,

TO CHALLENGE THE
VALIDITY

OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN
DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS

WAIVER

SHALL APPLY

TO
ANY SUBSEQUENT AMENDMENTS, RENEWALS,

SUPPLEMENTS OR MODIFICATIONS

TO
THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. ........................................................

82
SECTION 10.19 .
Electronic Execution of Assignments and Certain Other Documents.

The words “execute,”
“execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumption Agreements, amendments or other modifications, Notices of
Borrowing, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the
Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirement of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York

State
Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic
Transactions Act;
provided

that notwithstanding anything contained herein to the contrary the
Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by
it. ...............................................................................................................................................................

SECTION 10.20 .
Entire Agreement
. This Agreement, together with the other Loan Documents and the Fee
Letters, embodies the entire agreement and understanding among the Company, the Banks and the
Agents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

......................................................... 82

SECTION 10.21
. USA PATRIOT

Act Notice.
Each Bank that is subject to the Patriot Act and the
Administrative Agent (for itself and not on behalf of any Bank) hereby notifies the Company that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow such Bank or the Administrative Agent, as applicable, to identify the
Company in accordance with the Patriot Act. .......................................................................................... 83
SECTION 10.22 .
Acknowledgement and Consent to Bail-In of Affected Financial Institutions.
Notwithstanding
anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected
Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: .............................................................. 83
SECTION 10.23 .
Judgment Currency
.

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the
Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.

The obligation of the Company in respect of any such
sum due from it to the Administrative Agent or any Bank hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “
Judgment Currency
”) other than that in which
such sum is denominated in accordance with the applicable provisions of this Agreement (the
“
Agreement Currency
”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Bank, as the case may be, of any sum adjudged to be so due in the
Judgment Currency, the Administrative Agent or such Bank, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.

If the
amount of the Agreement Currency so purchased is less than the sum originally due to the
Administrative Agent or any Bank from the Company in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Bank, as the case may be, against such loss.

If the amount of the Agreement Currency so
purchased is greater than the sum originally due to the Administrative Agent or any Bank in such currency, the Administrative Agent or such Bank, as the case may be, agrees to return the amount of any excess to the Company (or to any other Person who may be entitled thereto under applicable law).

...... 83
SECTION 10.24 .

Interest Rate Limitation
.

Notwithstanding anything to the contrary contained in any Loan
Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “
Maximum Rate
”).

If the
Administrative Agent or any Bank shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company.

In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Bank exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. ............................................................ 84
SECTION 10.25 .
Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents
provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “
QFC Credit Support
”, and each such QFC, a “
Supported
QFC
”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal
Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank
Wall Street Reform and

Consumer Protection Act (together with the regulations promulgated thereunder, the “
U.S. Special Resolution Regimes
”) in respect of such Supported QFC and QFC Credit
Support (with the provisions below applicable notwithstanding that the Loan Documents and any

Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the
United States or any other state of the United States): .............................................................................

SCHEDULES
Schedule 1.01(a)

Pricing Schedule
Schedule 1.01(b) Sustainability Table
Schedule 2.01

Revolving Commitment of each Bank
Schedule 10.02

Administrative Agent’s Office; Certain Addresses for Notices
EXHIBITS
Exhibit A

–

Notice of Borrowing
Exhibit B

–

Notice of Conversion/Continuation
Exhibit C

–

Assignment and Assumption Agreement
Exhibit D

–

Note
Exhibits E-1

to E-4

–

U.S. Tax Compliance Certificates
Exhibit F

–

Extension Agreement
Exhibit G

–

Pricing Certificate

FIVE-YEAR CREDIT AGREEMENT
This FIVE-YEAR CREDIT AGREEMENT is entered into as of April 12, 2021, among General Mills,
Inc., a Delaware corporation (the “ Company ”), the several financial institutions from time to time party to this
Agreement (collectively, the “ Banks ”; individually, a “ Bank ”), and Bank of America, N.A., as Administrative
Agent.
WHEREAS, the Banks have agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth in this Agreement;
NOW,

THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
ARTICLE 1
D
EFINITIONS
SECTION 1.01 . Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:
“ Additional Bank ” has the meaning specified in subsection
2.14(b).
“ Administrative Agent ” means Bank of America in its capacity as administrative agent for the Banks hereunder, and any successor in such capacity.
“ Administrative Agent’s Office
” means the

Administrative Agent’s address and, as

appropriate, account
as set forth

on Schedule

10.02, or such

other address

or account

as the

Administrative Agent

may from

time to
time notify to the Company and the Banks.
“ Administrative Agent-Related Persons ” means Bank of America and any successor Administrative
Agent arising under
Section 9.09
, together with their respective Affiliates, and the partners, officers, directors, employees, agents, trustees, administrators, managers, representatives and attorneys-in-fact of such Person and of such Person’s Affiliates.
“ Administrative Questionnaire ” means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent, completed by such Bank and returned to the Administrative
Agent (with a copy to the Company).
“ Affected Financial Institution ” means (a) any EEA Financial Institution or (b) any UK Financial
Institution.
“ Affiliate ” means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another
Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of 10% or more of the equity
of a Person shall for the purposes of this Agreement, be deemed to control the other Person. Notwithstanding the foregoing, no Bank shall be deemed an “Affiliate” of the Company or of any Subsidiary of the Company.
“ Agent ” means any of the Administrative Agent, the Syndication Agent or the Documentation Agents.

“ Agent’s Payment Office ” means the Administrative Agent’s address for payments set forth on
Schedule 10.02 or such other addresses the Administrative Agent may notify to the Company and the Banks.
“ Aggregate Revolving Commitment ” means the combined Revolving Commitments of the Banks, in the initial amount of Two Billion Seven Hundred Million Dollars ($2,700,000,000), as such amount may be increased pursuant to
Section 2.14
, or reduced from time to time pursuant to the provisions of this Agreement.
“ Agreement
” means this Five-Year

Credit Agreement, as amended from time to time in accordance with the terms hereof.

“ Agreement Currency ” has the meaning specified in Section 10.23.
“ Alternative Currency ” means each of the following currencies: Euro and Yen, together with each other currency (other than Dollars) that is approved in accordance with Section 1.04.
“ Alternative Currency Equivalent ” means, at any time, with respect to any amount denominated in
Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the
Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent
Revaluation Date) for the purchase of such Alternative Currency with Dollars.
“ Alternative Currency Loan ” means a Loan that is made in an Alternative Currency pursuant to the applicable Notice of Borrowing.
“ Alternative Currency Sublimit
” means an amount equal to $1,000,000,000.

The Alternative
Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Commitment.
“ Anti-Corruption Laws ” means all laws, rules, and regulations of any jurisdiction applicable to the
Company or its Subsidiaries from time to time concerning or relating to bribery or corruption, including the
United Kingdom Bribery Act of 2010 and the U.S. Foreign Corrupt Practices Act of 1977.
“ Applicable Authority ” means (a) with respect to SOFR, the SOFR Administrator or any
Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator with respect to its publication of SOFR, in each case acting in such capacity and (b) with respect to any Alternative
Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any
Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of the applicable Relevant Rate, in each case acting in such capacity.
“ Applicable Margin ” means:
(i) with respect to Base Rate Loans, the applicable Base Rate Margin set forth in the Pricing
Schedule; and
(ii) with respect to Eurocurrency Rate Loans, the applicable Eurocurrency Rate Margin set forth in the Pricing Schedule.

(iii)
with respect to Term SOFR Loans, the applicable Term

SOFR Margin set forth in the
Pricing Schedule.

“ Applicable Time ” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the
Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“ Approved Fund ” means any Fund that is managed (whether as manager or administrator) by (i) a
Bank, (ii) an Affiliate of a Bank or (iii) an entity or an Affiliate of an entity that administers or manages a Bank.
“ Assignment and Assumption Agreement ” means an assignment and assumption entered into by a
Bank and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.09(a)), and accepted by the Administrative Agent, in substantially the form of Exhibit C or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative
Agent.

“ Attorney Costs ” means and includes all reasonable fees and reasonable out-of-pocket disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all reasonable out-of-pocket disbursements of internal counsel.
“ Bail-In Action ” means the exercise of any Write-Down and Conversion Powers by the applicable
Resolution Authority in respect of any liability of an Affected Financial Institution.
“ Bail-In Legislation ” means (a) with respect to any EEA Member Country implementing Article 55 of
Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the
EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom
Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United
Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“ Bank ” has the meaning specified in the introductory clause hereto; provided that if and to the extent
any Bank obtains funding for its Loans hereunder from a domestic bank Affiliate of such Bank, all references to such “Bank” in Sections
3.02

and
3.03

hereof shall be deemed to include such domestic bank Affiliate;
provided ,

further

that unless the context otherwise requires, any reference to a Bank shall include an Issuing
Bank.
“ Bank of America ” means Bank of America, N.A. and its successors.
“ Bank Party ” has the meaning specified in
Section 10.07.
“ Bankruptcy Code ” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.).
“ Bankruptcy Event ” means, with respect to any Person, such Person becomes the subject of an
Insolvency Proceeding, or has had a receiver, conservator, trustee, administrator,

custodian, assignee for the
benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a
Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided , further , that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“ Barclays ” means Barclays Bank PLC and its successors.

“ Base Rate ” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal
Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR plus 1.00%.

The “prime rate” is a rate set by
Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.

Any change in such prime rate announced by Bank of America
shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.05 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“ Base Rate Loan
” means a Loan that bears interest based on the Base Rate.

All Base Rate Loans shall
be denominated in Dollars.
“ Beneficial Ownership Certification ” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“ Beneficial Ownership Regulation ” means 31 C.F.R. § 1010.230.
“ Benefit Plan ” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to
Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include
(for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the
Code) the assets of any such “employee benefit plan” or “plan”.
“ BNP ” means BNP Paribas and its successors.
“ BofA Securities ” means BofA Securities, Inc. and its successors.
“ Borrowing ” means a borrowing hereunder consisting of Loans made to the Company on the same day by the Banks pursuant to
Article 2.
“ Business Day ” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state of New York

;

provided that:
(i) [reserved];
(ii) if such day relates to any interest rate settings as to an Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;
(iii) if such day relates to any interest rate settings as to an Eurocurrency Rate Loan denominated in an Alternative Currency other than Euro, means any such day on which dealings in deposits in the relevant Alternative Currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and
(iv) if such day relates to any fundings, disbursements, settlements and payments in respect of an Eurocurrency Rate Loan denominated in an Alternative Currency other than Euro, or any other dealings in any such Alternative Currency to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such
Alternative Currency.

“ Capital Lease ” has the meaning specified in the definition of “Capital Lease Obligations”.
“ Capital Lease Obligations ” means all material monetary obligations of the Company or any of its
Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP,

is classified as a
finance lease (“ Capital Lease ”).
“ CGMI ” means Citigroup Global Markets Inc. and its successors.
“ Change in Law ” means the occurrence, after the date of this Agreement (or with respect to any Bank, if later, the date on which such Bank becomes a Bank), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty,

(b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline, requirement or directive (whether or not having the force of law) by any
Governmental Authority.
“ Citi ” shall mean CGMI, Citibank, N.A., Citicorp North America, Inc. and/or any of their affiliates as may be appropriate to provide the services contemplated herein.
“ Closing Date ” means the date on which all conditions precedent set forth in
Section 4.01

are satisfied
or waived by all Banks.
“ CME
” means CME Group Benchmark Administration Limited.

“ Code ” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.
“ Commitment Percentage ” means, as to any Bank, the percentage equivalent of such Bank’s
Revolving Commitment divided by the Aggregate Revolving Commitment.
“ Company ” has the meaning specified in the introductory clause hereto.
“ Company Materials ” has the meaning specified in Section 6.02.
“ Conforming Changes ” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate, any conforming changes to the definitions of “Base Rate”,
“SOFR”, “Term SOFR”, “Eurocurrency Rate” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“ Contractual Obligation ” means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound and which is material to such Person.

“ Controlled Group ” means the Company and all Persons (whether or not incorporated) under common control or treated as a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the
Code.
“ Conversion Date ” means any date on which the Company converts, either pursuant to a Notice of
Conversion/Continuation or by automatic conversion pursuant to
Section 2.04
, (i) a Base Rate Loan to an
Eurocurrency Rate Loan or a Term SOFR Loan, or (ii) an Eurocurrency Rate Loan or a Term

SOFR Loan to a
Base Rate Loan.
“ Credit Exposure ” means, with respect to any Bank at any time, (i) the amount of its Revolving
Commitment (whether used or unused) at such time or (ii) if the Revolving Commitments have terminated in their entirety, the sum of the aggregate outstanding Dollar Amount of its Loans and its Letter of Credit
Liabilities at such time.
“ Credit Party ” has the meaning specified in Section 9.12.
“ Daily Simple SOFR ” means, with respect to any applicable determination date, the greater of (a) the sum of (i) the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any
successor source) and (ii) the SOFR Adjustment and (b) 0.00%.

“ DBSI ” means Deutsche Bank Securities Inc. and its successors.
“ Debtor Relief Laws ” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the beneﬁt of creditors, moratorium, suspension of payments, rearrangement, receivership, insolvency, judicial management, composition, arrangement, reorganization, or similar debtor
relief laws of the United States or other applicable jurisdictions from time to time in eﬀect and aﬀecting the rights of creditors generally.
“ Default ” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.
“ Defaulting Bank ” means any Bank that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of
Credit or (iii) pay over to the Administrative Agent or any Bank any other amount required to be paid by it hereunder, unless, in the case of (i) or (iii) above, such Bank notifies the Administrative Agent in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding
(specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the
Company or the Administrative Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Bank that it will comply with its obligations to fund prospective Loans or participations in Letters of Credit then or thereafter outstanding under this Agreement, provided

that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon the Administrative
Agent’s receipt of such certification in form and substance satisfactory to it, or (d) has become (or has a Parent that has become) the subject of (1) a Bankruptcy Event and (2) a Bail-In Action.
“ Disqualifying Event ” has the meaning specified in the definition of Eligible Currency.

“ Documentation Agents
” means each of Barclays, BNP,

Citi and DBSI, in its capacity as a
documentation agent in respect of this Agreement.
“ Dollars ”, “ dollars ” and “ $ ” each mean lawful money of the United States.
“ Dollar Amount ” means, at any time:
(i) with respect to any Dollar-Denominated Loan, the principal amount thereof then outstanding;
(ii) with respect to any Alternative Currency Loan, the principal amount thereof then outstanding in the relevant Alternative Currency, converted to Dollars in accordance with
Section 2.16
;
and
(iii) with respect to any Letter of Credit Liabilities, the amount thereof.
“ Dollar-Denominated Loan ” means a Loan that is made in Dollars pursuant to the applicable Notice of
Borrowing.
“ Dollar Equivalent ” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in dollars determined by using the rate of exchange for the purchase of dollars with the Alternative
Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c)
if such amount is denominated in any other currency, the equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion. Any determination by the Administrative Agent pursuant to clauses (b) or (c) above shall be conclusive absent manifest error.
“ Domestic Lending Office ” means, with respect to each Bank, the office of that Bank designated in
Section 10.02 or such other office of the Bank as it may from time to time specify to the Company and the
Administrative Agent.
“ EEA Financial Institution ” means (a) any credit institution or investment firm established in any EEA
Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c)
any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“ EEA Member Country ” means any of the member states of the European Union, Iceland,
Liechtenstein, and Norway.
“ EEA Resolution Authority ” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“ Eight Basis Point Sustainability Margin Adjustment Spread ” has the meaning specified in Section
2.17(b).

“ Eligible Assignee ” means any Person that meets the requirements to be an assignee under
Section 10.09(b) (subject to such consents, if any, as may be required under Section 10.09(a)).
“ Eligible Currency ” means any lawful currency other than Dollars that is readily available, freely transferable and convertible into Dollars in the international interbank market available to the Banks in such market and as to which a Dollar Equivalent may be readily calculated. If, after the designation by the Banks of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Administrative Agent (in the case of any Loans to be denominated in an Alternative Currency), (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent is no longer readily calculable with respect to such currency, (c) providing such currency is impracticable for the Banks or (d) no longer a currency
in which the Banks are willing to make such Borrowings (each of clauses (a), (b), (c), and (d), a “ Disqualifying
Event ”), then the Administrative Agent shall promptly notify the Banks and the Company, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Company shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the
Dollar Equivalent of Loans in Dollars, subject to the other terms contained herein.
“ Environmental Laws ” means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response,
Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution

Control Act of 1972,
the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic

Substances
Control Act and the Emergency Planning and Community Right-to-Know Act.
“ ERISA ” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and regulations promulgated thereunder.
“ ERISA Affiliate ” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b), 414(c) or 414(m) of the Code.
“ ERISA Event ” means (a) a Reportable Event with respect to a Qualified Plan or a Multiemployer Plan;
(b) a withdrawal by the Company or any ERISA Affiliate from a Qualified Plan subject to Section 4063 of
ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA);
(c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan; (d)
the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section
4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Qualified Plan or
Multiemployer Plan subject to Title IV of ERISA; (e) a failure by the Company or any member of the
Controlled Group to make required contributions to a Qualified Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Qualified Plan or Multiemployer Plan; (g) the
imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
Section 4007 of ERISA, upon the Company or any ERISA Affiliate; or (h) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Plan.
“ EU Bail-In Legislation Schedule ” means the EU Bail-In Legislation Schedule published by the Loan
Market Association (or any successor Person), as in effect from time to time.
“ EURIBOR ” has the meaning specified in the definition of Eurocurrency Rate.

“ Euro ” and “ € ” mean the single currency of the Participating Member States.
“ Eurocurrency Rate ” means:
(a) With respect to any Borrowing or issuance of any Letter of Credit:
(i) [reserved];
(ii) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate
(“ EURIBOR ”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Brussels, Belgium time) on the Rate Determination Date with a term equivalent to such Interest Period;
(iii)
denominated in Yen,

the rate per annum equal to the Tokyo

Interbank Offer Rate
(“ TIBOR ”), as published on page DTIBOR01 of the Bloomberg screen (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Japan time) on the day that is two Business Days preceding the first day of such Interest Period;
(iv) denominated in any other currency (except for Dollars), the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the
Administrative Agent and the Banks pursuant to Section 1.04(a); and
(b)
[reserved];

provided

that if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“ Eurocurrency Rate Loan ” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurocurrency Rate”.

Eurocurrency Rate Loans may only be denominated in an Alternative
Currency.

All Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans.
“ Event of Default ” has the meaning specified in
Section 8.01.
“ Exchange Act ” means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.
“ Existing Agreement
” means the Five-Year

Credit Agreement, dated as of May 18, 2016, as amended,
among the Company, certain financial institutions and Bank of America, as administrative agent.
“ Facility Fee Rate
” means the applicable rate per annum set forth in the Pricing Schedule.

“ FATCA ” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

“ Federal Funds Rate ” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York

based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York

shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York

as the federal funds
effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“ Federal Reserve Board ” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.
“ Fee Letters ” means those certain letter agreements dated March 19, 2021 among the Company and each of (i) Bank of America and BofA Securities, (ii) JPMorgan Chase, (iii) Barclays, (iv) BNP and BNP
Paribas Securities, (v) Citi and (vi) Deutsche Bank AG New York

Branch and DBSI.
“ Foreign Plan ” means any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Company or any Subsidiary with respect to employees employed outside the
United States (other than any governmental arrangement).
“ Foreign Plan Event ” means (i) any failure to maintain a Foreign Plan in compliance with its terms and with the requirements of any and all applicable requirements of Law or (ii) any failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by any Requirement of Law or by the terms of such Foreign Plan, in each case except as could not reasonably be expected to have a Material Adverse Effect.
“ Form W-8BEN ” has the meaning specified in subsection
3.01(f).
“ Form W-8ECI ” has the meaning specified in subsection
3.01(f).
“ Form W-8IMY ” has the meaning specified in subsection
3.01(f).
“ Fund ” means any Person (other than a natural Person) that is (or will be) engaged in purchasing, holding or otherwise investing in commercial loans in the ordinary course of its business.
“ GAAP ” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants
and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.
“ Governmental Authority ” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any supra-
national bodies such as the European Union, the European Central Bank and the Basel Committee on Banking
Supervision), and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“ Greenhouse Gas Emissions Reduction ” means, with respect to the end of the relevant fiscal year commencing with the fiscal year ending May 30, 2021, the percent reduction from the Baseline (as identified in the Sustainability Table) of the aggregate total amount of Scope 1 (direct) and Scope 2 (energy-indirect, market-
based method) emissions as measured in metric tons CO2e by the Company and its subsidiaries as reported in the applicable KPI Metrics Report.
“ Greenhouse Gas Emissions Reduction Applicable Fee Adjustment Amount ” means, with respect to any fiscal year commencing with the fiscal year ending May 30, 2021, (a) positive 0.50 basis points, if the
Greenhouse Gas Emissions Reduction for such fiscal year as set forth in the applicable KPI Metrics Report is less than the Greenhouse Gas Emissions Reduction Target for

such fiscal year and (b) negative 0.50 basis
points, if the Greenhouse Gas Emissions Reduction for such fiscal year as set forth in the applicable KPI
Metrics Report is more than or equal to Greenhouse Gas Emissions Reduction Target for such fiscal year.
“ Greenhouse Gas Emissions Reduction Applicable Margin Adjustment Amount ” means, with respect to any fiscal year commencing with the fiscal year ending May 30, 2021, (a) positive 2.00 basis points, if the Greenhouse Gas Emissions Reduction for such fiscal year as set forth in the applicable KPI Metrics
Report is less than the Greenhouse Gas Emissions Reduction Target for such fiscal year and (b) negative 2.00
basis points, if the Greenhouse Gas Emissions Reduction for such fiscal year as set forth in the applicable KPI
Metrics Report is more than or equal to Greenhouse Gas Emissions Reduction Target for such fiscal year.
“ Greenhouse Gas Emissions Reduction Target ” means, with respect to any fiscal year, the
Greenhouse Gas Emissions Reduction Target for such fiscal year as set forth in the Sustainability Table.
“ Increased Revolving Commitments ” has the meaning specified in Section
2.14
(a).
“ Indebtedness ” of any Person means, without duplication, (a) all indebtedness for borrowed money; (b)
all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the Ordinary Course of Business pursuant to ordinary terms); (c) all non-
contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses (other than trade payables entered into in the
Ordinary Course of Business); (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by the Person
(even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; and (g) all net obligations with respect to Rate Contracts.
“ Indemnified Person ” has the meaning specified in
Section 10.05.
“ Indemnified Liabilities ” has the meaning specified in
Section 10.05.
“ Initial KPI Metrics Report ” means the first KPI Metrics Report delivered by the Company pursuant to Section 6.02(d) following the Closing Date, the methodology of which will be substantially similar to the
2021 Global Responsibility Report, to be dated on or about April 22, 2021.
“ Insolvency Proceeding ” means (a) any case, action or proceeding before any court or other
Governmental Authority relating to bankruptcy, reorganization, insolvency,

liquidation, receivership,
dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case (a) and (b) undertaken under U.S. Federal,
State or foreign law, including the Bankruptcy Code.

“ Interest Payment Date ” means, (a) as to any Loan other than a Base Rate Loan, the last day of each
Interest Period applicable to such Loan and the Revolving Termination Date; provided , however , that if any
Interest Period for a Eurocurrency Rate Loan or a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and
(b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the
Revolving Termination Date.
“ Interest Period
” means, with respect to any Eurocurrency Rate Loan or Term

SOFR Loan, the period
commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which the
Loan is converted to the Eurocurrency Rate Loan or Term SOFR Loan, as applicable, and ending on the date one, three or six months (or, if available solely for Eurocurrency Rate Loans, as determined by the Majority
Banks, twelve months), in each case, subject to availability, thereafter,

as selected by the Company in its Notice
of Borrowing or Notice of Conversion/Continuation;

provided

that:
(i) if any Interest Period would otherwise end on a day which is not a Business Day, that
Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;
(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest
Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(iii) no Interest Period may end after the Revolving Termination Date.
“ ISP ” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“ Issuer Documents ” means with respect to any Letter of Credit, any Letter of Credit application, and any other document, agreement and instrument entered into by any Issuing Bank and the Company (or any
Subsidiary) or in favor of such Issuing Bank and relating to such Letter of Credit.
“ Issuing Bank ” means Bank of America or any other Bank designated by the Company that may agree
(pursuant to an instrument in form reasonably satisfactory to the Administrative Agent) to issue Letters of
Credit hereunder, each in its capacity as an issuer of a Letter of Credit hereunder.

References to “the Issuing
Bank” in connection with any Letter of Credit are references to the particular Issuing Bank that issued or is requested to issue such Letter of Credit.
“ JPMorgan Chase ” means JPMorgan Chase Bank, N.A. and its successors.
“ Judgment Currency ” has the meaning specified in Section 10.23.
“KPI Metrics ” means, collectively, Greenhouse Gas Emissions Reduction and Renewable Electricity.
“ KPI Metrics Report ” means an annual report that sets forth the calculations for each KPI Metric for a specific fiscal year; provided , that any such KPI Metrics Report shall apply substantially the same verification standards and methodology used in the Initial KPI Metrics Report, except for any changes to such standards and/or methodology that (i) are consistent with then generally accepted industry standards or (ii) if not so consistent, are proposed by the Company and reasonably satisfactory to the Administrative Agent.

“ Lead Arrangers ” means BofA Securities, JPMorgan Chase, Barclays, BNP Paribas Securities, Corp.,
Citi and DBSI.
“ Lending Office ” means, as to any Bank, the office or offices of such Bank described as such in such
Bank’s Administrative Questionnaire, or such other office or offices as a Bank may from time to time notify the
Company and the Administrative Agent which office may include any Affiliate of such Bank or any domestic or foreign branch of such Bank or such Affiliate. Unless the context otherwise requires each reference to a Bank shall include its applicable Lending Office.
“ Letter of Credit
” means a standby letter of credit issued or to be issued hereunder by an Issuing Bank.

Letters of Credit shall be denominated in Dollars.
“ Letter of Credit Application ” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Bank.
“ Letter of Credit Fee Rate ” means the applicable rate per annum set forth in the Pricing Schedule.
“ Letter of Credit Liabilities ” means, for any Bank and at any time, such Bank’s ratable participation in the sum of (i) the aggregate amount then owing by the Company in respect of amounts paid by the Issuing Bank upon a drawing under a Letter of Credit issued hereunder and (ii) the aggregate amount then available for drawing under all outstanding Letters of Credit.
“ Lien ” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital
Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an Operating Lease.
“ Loan ” means an extension of credit by a Bank to the Company pursuant to
Article 2
, and may be a
Base Rate Loan, an Eurocurrency Rate Loan or a Term SOFR Loan.
“ Loan Documents ” means this Agreement and all documents delivered by the Company to the
Administrative Agent or an Issuing Bank in connection herewith.
“ Majority Banks ” means at any time Banks then holding more than 50% of the aggregate amount of the Credit Exposures at such time (exclusive in each case of the Credit Exposure(s) of Defaulting Banks).
“ Margin Stock
” means “margin stock” as such term is defined in Regulation T,

U or X of the Federal
Reserve Board.
“ Material Adverse Effect ” means (a) a material adverse change in, or a material adverse effect upon, any of the operations, business, properties or condition (financial or otherwise) of the Company and its
Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company to perform under any
Loan Document and avoid any Event of Default; or (c) a material adverse effect upon the legality,

validity,
binding effect or enforceability of any Loan Document.
“ Material Indebtedness ” means any Indebtedness (other than (i) Indebtedness incurred hereunder or
(ii) intercompany Indebtedness) of the Company and/or one or more of its Material Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $150,000,000.

“ Material Subsidiary ” means any Subsidiary of the Company, whether now owned or hereafter formed or acquired, whose total assets at any time equal or exceed ten percent (10%) of the Company’s total assets as shown on the Company’s consolidated balance sheet for its most recent fiscal quarter.
“ Maximum Rate ” has the meaning specified in Section 10.23.
“ Moody’s ” means Moody’s Investors Service, Inc. and its successors.
“ Multiemployer Plan ” means a “multiemployer plan” (within the meaning of Section 4001(a)(3) of
ERISA) and to which any member of the Controlled Group makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.
“ Non-Consenting Bank ” means any Bank that does not approve any consent, waiver or amendment that (a) requires the approval of all Banks or all affected Banks in accordance with the terms of Section

10.01
and (b) has been approved by the Majority Banks.
“
Non-Term

SOFR Successor Rate
” has the meaning specified in Section 3.05(c).

“ Note ” has the meaning set forth in
0.
“ Notice of Borrowing ” means a notice given by the Company to the Administrative Agent pursuant to
Section 2.03
, in substantially the form of Exhibit A or such other form as may be approved by the
Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the
Company.
“ Notice of Conversion/Continuation ” means a notice given by the Company to the Administrative
Agent pursuant to
Section 2.04
, in substantially the form of Exhibit B or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
“ Notice of Lien ” means any “notice of lien” or similar document intended to be filed or recorded with any court, registry, recorder’s office,

central filing office or other Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a
Governmental Authority.
“ Obligations ” means all Loans, advances, debts, liabilities, obligations, covenants and duties owing by the Company to any Bank, the Administrative Agent, or any other Indemnified Person, that arises under any
Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner,

whether direct or indirect (including those acquired by
assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.
“ Operating Lease ” means, as applied to any Person, any lease of Property which is not a Capital Lease.
“ Ordinary Course of Business ” means, in respect of any transaction involving the Company or any
Subsidiary of the Company, the ordinary course of such Person’s business, as conducted by any such Person
and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any
Loan Document.

“ Organization Documents ” means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.
“ Other Taxes ” has the meaning specified in subsection
3.01(b).
“ Overnight Rate ” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent or the
Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation, and
(b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market.
“ Parent ” means, with respect to any Bank, any Person controlling such Bank.
“ Participant ” has the meaning specified in subsection 10.09(c).
“ Participant Register ” has the meaning specified in subsection 10.09(d).
“ Participating Member State ” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary
Union.
“ Patriot Act
” means, the USA PATRIOT

Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)).
“ Payment Date ” has the meaning specified in subsection
2.15(c).
“ PBGC ” means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its principal functions under ERISA.
“ Person ” means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.
“ Plan ” means a Multiemployer Plan or a Qualified Plan.
“ Platform ” has the meaning specified in Section 6.02.
“ Pricing Certificate ” means a certificate substantially in the form of Exhibit G executed by a
Responsible Officer of the Company,

which will (a) attach the KPI Metrics Report and (b) set forth in reasonable detail the Sustainability Fee Adjustment and Sustainability Margin Adjustment for the applicable period.
“ Pricing Certificate Inaccuracy ” has the meaning specified in Section 2.17(d).

“
Pricing Schedule ” means the Pricing Schedule set forth on Schedule 1.01(a).
“ Property ” means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“ PTE ” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“ Public Bank ” has the meaning specified in Section 6.02.
“ Qualified Plan ” means a pension plan intended to be tax-qualified under Section 401(a) of the Code, which is subject to Title IV of ERISA and which any member of the Controlled Group sponsors, maintains, or to which it makes, is making or is obligated to make contributions, or in the case of a multiple employer plan
(as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multiemployer Plan.
“ Rate Contracts ” means swap agreements (as such term is defined in Section 101 of the Bankruptcy
Code) and any other agreements or arrangements designed to provide protection against fluctuations in interest rates.
“ Rate Determination Date ” means two (2) Business Days prior to the commencement of such Interest
Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” means such other day as otherwise reasonably determined by the Administrative Agent).
“ Ratio of Earnings to Fixed Charges ” means the “Ratio of Earnings to Fixed Charges” as reported by the Company in its most recent Form 10-K Annual Report filed with the Securities and Exchange Commission or in its most recent officer’s certificate delivered pursuant to subsection
6.01(c)
; provided

that the components
of the numerator and denominator of such ratio are computed in each such filing or certificate in the same manner as computed in the Company’s Form 10-K Annual Report for the period ended May 31, 2020. For purposes of computing this ratio, earnings represent earnings before income taxes and after-tax earnings of joint ventures, distributed income of equity investees, fixed charges, and amortization of capitalized interest, net of interest capitalized. Fixed charges represent gross interest expense (excluding interest on taxes) and subsidiary preferred distributions to noncontrolling interest holders, plus one-third (the proportion deemed representative of the interest factor) of rent expense.
“ Register ” has the meaning set forth in subsection 2.02(a).
“ Reimbursement Obligation ” has the meaning specified in subsection
2.15(c).
“ Related Parties ” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates.
“ Relevant Rate ” means with respect to any extension of credit denominated in (a) Dollars, Term SOFR,
(b) Euro, EURIBOR or (c) Japanese Yen,

TIBOR.

“ Renewable Electricity ” means, with respect to the end of the fiscal year commencing with the fiscal year ending May 30, 2021, the percentage of the Company and its subsidiaries’ total electricity consumption for all owned operations that is renewable electricity, as reported in the KPI Metrics Report.

“ Renewable Electricity Applicable Fee Adjustment Amount ” means, with respect to any fiscal year commencing with the fiscal year ending May 30, 2021, (a) positive 0.50 basis points, if the Renewable
Electricity for such fiscal year as set forth in the applicable KPI Metrics Report is less than the Renewable
Electricity Target

for such fiscal year and (b) negative 0.50 basis points, if the Renewable Electricity for such fiscal year as set forth in the applicable KPI Metrics Report is more than or equal to Renewable Electricity
Target for such fiscal

year.
“ Renewable Electricity Applicable Margin Adjustment Amount ” means, with respect to any fiscal year commencing with the fiscal year ending May 30, 2021, (a) positive 2.00 basis points, if the Renewable
Electricity for such fiscal year as set forth in the applicable KPI Metrics Report is less than the Renewable
Electricity Target

for such fiscal year and (b) negative 2.00 basis points, if the Renewable Electricity for such fiscal year as set forth in the applicable KPI Metrics Report is more than or equal to Renewable Electricity
Target for such fiscal

year.
“ Renewable Electricity Target ” means, with respect to any fiscal year, the Renewable Electricity
Target for such fiscal

year as set forth in the Sustainability Table.
“ Reportable Event ” means, as to any Plan, (a) any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC, (b) a withdrawal from a Plan described in Section 4063 of
ERISA, or (c) a cessation of operations described in Section 4062(e) of ERISA.
“ Requirement of Law ” means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.
“ Rescindable Amount ” has the meaning specified in Section 2.11(c).
“ Resolution Authority ” means an EEA Resolution Authority or, with respect to any UK Financial
Institution, a UK Resolution Authority.
“ Responsible Officer
” means the chief executive officer, any vice chairman,

the president, the chief
financial officer, the treasurer,

the controller or any vice president or director of finance of the Company, or any other officer having substantially the same authority and responsibility and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the Company so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the Company designated in or pursuant to an agreement between the Company and the Administrative Agent.

Any document delivered
hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such
Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“ Revaluation Date ” means with respect to any Loan, each of the following: (i) each date of a
Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.04, and (iii) such additional dates as the Administrative Agent shall determine or the Majority Banks shall require.
“ Revolving Commitment ” means, with respect to each Bank, the amount set forth opposite such
Bank’s name in Schedule 2.01 under the heading “Revolving Commitment”, as such amount may be increased pursuant to
Section 2.14
, or from time to time be reduced pursuant to
Section 2.05
, or increased or reduced as a
result of one or more assignments pursuant to
Section 10.09.

“
Revolving Termination

Date
” means the earliest to occur of:
(a)

April 12, 2026 or, if the maturity date of any Bank’s

Commitments and/or Loans is
extended pursuant to
Section 2.01(b)
, such extended maturity date for such Bank as determined pursuant to such Section; and
(b)

the date on which the Aggregate Revolving Commitment shall terminate in accordance with the provisions of this Agreement;
provided , however , that , in each case, if such date is not a Business Day, the Revolving
Termination Date shall be the next preceding Business Day.
“ S&P ” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc. (or any successor thereto).
“ Sanctioned Country
” means, at any time, a country, region or territory which is the subject or target of
any Sanctions.
“ Sanctioned Person ” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury,
the U.S. Department of State, the United Nations Security Council, the European Union or any member state of the European Union, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person owned 50 percent or more in the aggregate or controlled by one or more such Persons.
“ Sanctions ” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign
Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United
Nations Security Council, the European Union, any member state of the European Union or Her Majesty’s
Treasury of the United Kingdom.
“
Scheduled Term

SOFR Unavailability Date
” has the meaning specified in subsection 3.05(b)(ii).
“ Scheduled Unavailability Date
” has the meaning specified in subsection 3.05(c)(ii).

“ SEC ” means the Securities and Exchange Commission, or any entity succeeding to any of its principal functions.
“ SOFR”
means the Secured Overnight Financing Rate as administered by the SOFR Administrator.

“ SOFR Adjustment ” means 0.10%
.

“ SOFR Administrator
” means the Federal Reserve Bank of New York,

as the administrator of SOFR,
or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person
acting as the SOFR Administrator at such time that is satisfactory to the Administrative Agent.

“ Spot Rate ” for any Alternative Currency means the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of Dollars with such Alternative Currency through its principal foreign exchange trading office at approximately 11:00
a.m. (New York

City time) on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot exchange rate for any such currency.

“
Subsidiary ” of a Person means any corporation, association, partnership, joint venture or other business entity of which more than 50% of the Voting

Stock or other equity interests (in the case of Persons
other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the
Subsidiaries of the Person, or a combination thereof. Unless otherwise qualified, all references to a “Subsidiary”
or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.
“ Successor Rate ” has the meaning specified in subsection 3.05(c).
“ Surety Instruments ” means all letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.
“ Sustainability Coordinator ” means BofA Securities, Inc., in its capacity as sustainability coordinator in respect of this Agreement.
“ Sustainability Fee Adjustment ” means an amount (whether positive, negative or zero) determined in accordance with the KPI Metrics Report then most recently delivered pursuant to Section 6.02(d), and with reference to the Sustainability Table, expressed in basis points,

equal to the sum of (a) the Greenhouse Gas
Emissions Reduction Applicable Fee Adjustment Amount, plus (b) the Renewable Electricity Applicable Fee
Adjustment Amount.
“ Sustainability Margin Adjustment ” means an amount (whether positive, negative or zero)
determined in accordance with the KPI Metrics Report then most recently delivered pursuant to Section 6.02(d), and with reference to the Sustainability Table, expressed in basis points, equal to the sum of (a) the Greenhouse
Gas Emissions Reduction Applicable Margin Adjustment Amount, plus (b) the Renewable Electricity
Applicable Margin Adjustment Amount.
“ Sustainability Pricing Adjustment Date ” has the meaning specified in Section 2.17(a).
“ Sustainability Spread Adjustments ” means, collectively, the Eight Basis Point Applicable Margin
Adjustment Spread and the Two Basis Point Fee Rate Spread.
“ Sustainability Table ” means the Sustainability Table set forth on Schedule 1.01(b).
“ Syndication Agent ” means JPMorgan Chase, in its capacity as syndication agent in respect of this
Agreement.
“ TARGET Day
” means any day on which TARGET2 (or,

if such payment system ceases to be
operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.
“ Taxes ” has the meaning specified in subsection 3.01(a).
“
Term

SOFR
” means:

(a)

for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the
Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such
Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to
11:00 a.m. on such determination date then Term

SOFR means the Term SOFR Screen Rate on the first U.S.
Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and

(b)

for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term

SOFR Screen Rate on the first U.S. Government
Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term;
provided, that, if Term SOFR determined in accordance with either of the foregoing clauses (a) or (b) of this definition would otherwise be less than 0.00%, then Term SOFR shall be deemed 0.00% per annum for
purposes of this Agreement.

“
Term

SOFR Loan
” means a Loan that bears interest at a rate based on clause (a) of the definition of
Term SOFR.
“
Term

SOFR Replacement Date
” has the meaning specified in subsection 3.05(b).

“
Term

SOFR Screen Rate
” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time in its reasonable discretion).
“
Term

SOFR Successor Rate
” has the meaning specified in Section 3.05(b).
“ TIBOR ” has the meaning specified in the definition of Eurocurrency Rate.
“
Total

Outstanding Amount
” means (i) with respect to Loans on any date, the Dollar Amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date; and (ii) with respect to any Letter of Credit Liabilities on any date, the Dollar Amount of the aggregate outstanding amount of such Letter of Credit Liabilities on such date after giving effect to any extension of any Letters of Credit occurring on such date and any other changes in the aggregate amount of the Letter of Credit Liabilities as of such date, including as a result of any reimbursements by the Company of the amount of any unreimbursed drawings.
“ Tranche ” means a group of Eurocurrency Rate Loans or Term SOFR Loans having the same Interest
Period.
“Transferee”

has the meaning specified in
Section 10.10.
“
Two Basis Point

Sustainability Fee Adjustment Spread
” has the meaning specified in Section
2.17(b).
“ Type ” means, as to any Loan, its nature as a Base Rate Loan, an Eurocurrency Rate Loan or a Term
SOFR Loan.
“ UCC ” means the Uniform Commercial Code as in effect in the State of New York.
“ UCP ” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary
Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).

“ UK Financial Institution ” means any BRRD Undertaking (as such term is defined under the PRA
Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation
Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time)
promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“ UK Resolution Authority ” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“ Unfunded Pension Liabilities ” means the excess of a Plan’s benefit liabilities under Section
4001(a)(16) of ERISA, over the current value of that Plan’s assets, determined in accordance with the assumptions used by the Plan’s actuaries for funding the Plan pursuant to Section 412 of the Code for the applicable plan year.
“ United States ” and “ U.S. ” each means the United States of America.
“ U.S. Government Securities Business Day ” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock

Exchange or the
Federal Reserve Bank of New York

is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York,

as applicable.
“
U.S. Tax

Compliance Certificate
” has the meaning specified in subsection
3.01(f).
“
Voting

Stock
” means shares of stock of a corporation of any class or classes (however designated)
having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such corporation, other than stock having such power only by reason of the happening of a contingency.
“ Withdrawal Liabilities ” means, as of any determination date, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Controlled Group made a complete withdrawal from all
Multiemployer Plans and any increase in contributions pursuant to Section 4243 of ERISA.
“ Write-Down and Conversion Powers ” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In
Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable
Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
“ Yen ” and “ ¥ ” mean the lawful currency of Japan.
SECTION 1.02. Other Interpretive Provisions
.

(a) Defined Terms . Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described.
(b) The Agreement . The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this
Agreement; and subsection, section, schedule and exhibit references are to this Agreement unless otherwise specified.
(c) Certain Common Terms .
(i) The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.
(ii) The term “including” is not limiting and means “including without limitation”.
(d) Performance; Time . Whenever any performance obligation hereunder shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”. If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.
(e) Contracts . Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan
Document.
(f) Laws . References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.
(g) Captions . The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
(h) Independence of Provisions . The parties acknowledge that this Agreement and other Loan
Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.
(i) Divisions
. Any reference herein to a merger, transfer,

consolidation, amalgamation, assignment,
sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer,

consolidation, amalgamation, assignment, sale,
disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

(j) Letter of Credit Amounts . Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however,

that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of
Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
SECTION 1.03. Accounting Principles
.

(a)

Unless the context otherwise clearly requires, all
accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP,

consistently applied.
(b) References herein to “fiscal year” and “fiscal quarter” refer to such fiscal periods of the Company.
SECTION 1.04. Additional Alternative Currencies
.

(a) The Company may from time to time request that Eurocurrency Rate Loans be made in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is an Eligible Currency. In the case of any such request with respect to the making of Eurocurrency
Rate Loans, such request shall be subject to the approval of the Administrative Agent and each Bank.
(b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m. (New York
City time), twenty (20) Business Days prior to the date of the desired Borrowing (or such other time or date as may be agreed by the Administrative Agent in its sole discretion). In the case of any such request pertaining to
Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Bank thereof. Each Bank (in the case of any such request pertaining to Eurocurrency Rate Loans) shall notify the Administrative Agent, not later than 11:00 a.m. (New York

City time), ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans in such requested currency.
(c) Any failure by a Bank to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Bank to permit Eurocurrency Rate Loans to be made in such requested currency. If the Administrative Agent and all the Banks consent to making Eurocurrency Rate Loans in such requested currency and the Administrative Agent and such Banks reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify the Company and (i) the Administrative Agent and such Banks may amend the definition of
Eurocurrency Rate to the extent necessary to add the applicable Eurocurrency Rate for such currency and (ii) to the extent the definition of Eurocurrency Rate reflects the appropriate interest rate for such currency or has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency for purposes of any Borrowings of Eurocurrency Rate Loans. If the
Administrative Agent shall fail to obtain consent to any request for an additional currency under this
Section 1.04, the Administrative Agent shall promptly so notify the Company.

SECTION 1.05.

Interest Rates
.

The Administrative Agent does not warrant, nor accept
responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate
(including, for the avoidance of doubt, the selection

of such rate and any related spread or other adjustment)
that is an alternative or replacement for or successor to any such rate (including, without limitation, any
Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any
Conforming Changes.

The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing)
or any related spread or other adjustments thereto, in each case, in a manner adverse to the Company.

The
Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this
Agreement, and shall have no liability to the Company,

any Bank or any other person or entity for damages of
any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof)
provided by any such information source or service.
ARTICLE 2
T
HE
C
REDIT
SECTION 2.01 . The Revolving Credit.
(a) Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Loans denominated in Dollars or in an Alternative Currency to the Company from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an amount such that (i) the aggregate principal amount of Loans by such Bank at any one time outstanding plus the aggregate amount of its
Letter of Credit Liabilities at such time shall not exceed the amount of its Revolving Commitment, (ii) the Total
Outstanding Amount shall not exceed the Aggregate Revolving Commitment and (iii) the Total Outstanding
Amount denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit. Within the limits of each Bank’s Revolving Commitment, and subject to the other terms and conditions hereof, the
Company may borrow under this
Section 2.01
, prepay pursuant to
Section 2.06

and reborrow pursuant to this
Section 2.01.

(b) The Revolving Termination Date may be extended on up to two occasions in the manner set forth in this subsection
(b)

for a period of one year from the Revolving Termination Date then in effect.

If the
Company wishes to request an extension of the Revolving Termination Date then in effect, the Company shall
give notice to that effect to the Administrative Agent not less than 45 nor more than 90 days prior to any anniversary of the Closing Date, whereupon the Administrative Agent shall promptly notify each of the Banks of such request.

Each Bank will use its commercially reasonable efforts to respond to such request, whether affirmatively or negatively,

as it may elect in its sole discretion, within 30 days of such notice to the
Administrative Agent. Any Bank not responding to such request within such time period shall be deemed to have responded negatively to such request.

The Company may request the Banks that do not elect to extend the
Revolving Termination Date to assign their Commitments in their entirety to one or more Eligible

Assignees
pursuant to
Section 10.09

which Eligible Assignees will agree to extend the Revolving Termination Date.

If
Banks having 50.1% or more of the aggregate amount of the Revolving Commitments (including such Eligible
Assignees and excluding their respective transferor Banks) respond affirmatively,

then, subject to receipt by the
Administrative Agent of counterparts of an Extension Agreement in substantially the form of Exhibit F hereto duly completed and signed by the Company, the Administrative Agent and such Banks, the Revolving
Termination Date shall be extended to the first anniversary of the Revolving Termination

Date then in effect
with respect to such Banks (but not with respect to Banks not so responding affirmatively). Any extension of the Revolving Termination Date pursuant to this subsection
(b)

shall be subject to satisfaction of the conditions
set forth in
Section 4.02(b)

and
Section 4.02(c)
, and any request for an extension by the Company hereunder
shall constitute a representation and warranty that such conditions are satisfied at the time of such extension and after giving effect thereto.
SECTION 2.02. Register
.

(a) The Administrative Agent, acting solely for this purpose as an agent of the Company (and such agency being solely for tax purposes), shall maintain at the Agent’s Payment Office

a
copy of each Assignment and Assumption Agreement delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Banks, and the Revolving
Commitments of, and principal amounts (and stated interest) of the Loans and Letter of Credit Liabilities owing to, each Bank pursuant to the terms hereof from time to time (the “ Register
”).

The entries in the Register shall
be conclusive absent manifest error, and the Company,

the Administrative Agent and the Banks shall treat each
Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement.

The Register shall be available for inspection by the Company and any Bank, at any reasonable time and from time to time upon reasonable prior notice.
(b) The Company hereby agrees that, upon the request of any Bank at any time, such Bank’s Loans shall be evidenced by a promissory note or notes of the Company (each a “ Note ”), substantially in the form of Exhibit D hereto, payable to such Bank or its registered assigns and representing the obligation of the Company to pay the unpaid principal amount of the Loans made by such Bank, with interest as provided herein on the unpaid principal amount from time to time outstanding.
SECTION 2.03 . Procedure For Borrowing. (a) Each Borrowing of Loans shall be made upon the
Company’s irrevocable written notice delivered to the Administrative Agent, which may be given by (A)
telephone or (B) a Notice of Borrowing ( provided

that any telephonic notice must be confirmed immediately by
delivery to the Administrative Agent of a Notice of Borrowing) and which notice must be received by the
Administrative Agent (i) prior to 1:00 p.m. (New York

City time) three Business Days prior to the requested
Borrowing date, in the case of Term SOFR Loans, (ii); prior to 1:00 p.m. (New York

City time) four Business
Days prior to the requested Borrowing date, in the case of Eurocurrency Rate Loans, and (iii) prior to 1:00 p.m.
(New York

City time) on the requested Borrowing date, in the case of Base Rate Loans, specifying in each case:

(A) the amount of the Borrowing, which shall be in an aggregate minimum Dollar
Amount of Five Million Dollars ($5,000,000) or any multiple of One Million Dollars
($1,000,000) (or, if such Borrowing is in an Alternative Currency,

an approximately equivalent
amount in the relevant currency, as agreed by the Company and Administrative Agent) in excess thereof for each Type of Loan;
(B) the currency and the aggregate amount (in such currency) of such Borrowing;
(C) the requested Borrowing date, which shall be a Business Day;
(D) whether the Borrowing is to be comprised of Eurocurrency Rate Loans, Base
Rate Loans or Term SOFR Loans; and
(E) the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any
Borrowing comprised of Eurocurrency Rate Loans or Term SOFR Loans, such Interest Period shall be one month;
provided

that if the Company fails to specify a currency in a Notice of Borrowing, then the Loans so requested shall be made in Dollars; provided , further

that if the Company fails to specify a Type of Loan in a Notice of
Borrowing, then the Loans shall be made as Base Rate Loans.
The exercise by the Company of the elections specified above shall be subject to the limitation that no more than ten Tranches of Eurocurrency Rate Loans and Term

SOFR Loans, collectively, may be outstanding at any
one time.
(b) Upon receipt of the Notice of Borrowing, the Administrative Agent will promptly notify each
Bank thereof and of the amount of such Bank’s Commitment Percentage of the Borrowing.
(c) Each Bank will make the amount of its Commitment Percentage of the Borrowing available to the
Administrative Agent for the account of the Company:
(i)
if such Borrowing is to be made in Dollars, at the Agent’s Payment Office by 3:00 p.m.
(New York

City time) on the Borrowing date requested by the Company in funds immediately available to the Administrative Agent; or
(ii) if such Borrowing is to be made in an Alternative Currency, in such Alternative Currency in immediately available funds not later than the Applicable Time specified by the Administrative Agent to the account of the Administrative Agent most recently designated for such purpose for Loans in such
Alternative Currency by notice to the Banks.
Any such amount which is received by the Administrative Agent later than (x) in the case of clause
(i)

above,
3:00 p.m. (New York

City time) and (y) in the case of clause
(ii)

above, the Applicable Time specified by the
Administrative Agent shall be deemed to have been received on the immediately succeeding Business Day. The proceeds of all such Loans will then be made available to the Company by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Company of like funds as received by the Administrative Agent.
(d) Unless the Majority Banks shall otherwise agree, during the existence of a Default or Event of
Default, the Company may not elect to have a Loan be made as an Eurocurrency Rate Loan or a Term SOFR
Loan.

SECTION 2.04. Conversion and Continuation Elections
.

(a)

The Company may upon irrevocable
written notice to the Administrative Agent in accordance with subsection
2.04(b):
(i) in the case of any Dollar-Denominated Loan, elect to convert on any Business Day, any
Base Rate Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Term SOFR Loans; or
(ii) in the case of any Dollar-Denominated Loan, elect to convert on any Interest Payment
Date any Term SOFR Loans maturing on such Interest Payment Date (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Base
Rate Loans; or
(iii) elect to renew on any Interest Payment Date any Eurocurrency Rate Loans or Term
SOFR Loans maturing on such Interest Payment Date (or any part thereof in an amount not less than
$5,000,000, or, in the case of any Dollar-Denominated Loans, that is in an integral multiple of
$1,000,000 (or, if such Eurocurrency Rate Loans are Alternative Currency Loans, an approximately equivalent amount in the relevant currency, as agreed by the Company and Administrative Agent) in excess thereof) in Loans of the same currency.
(b) The Company shall deliver an irrevocable written notice to the Administrative Agent, which may be given by (A) telephone or (B) a Notice of Conversion/Continuation ( provided that any telephonic notice
must be confirmed immediately by delivery to the Administrative Agent of a Notice of
Conversion/Continuation) and which notice must be received by the Administrative Agent not later than (i) in the case of Dollar-Denominated Loans, 1:00 p.m. (New York

City time) at least three Business Days in advance
of the Conversion Date or continuation date and (ii) in the case of any Alternative Currency Loans, 1:00 p.m.
(New York

City time) at least four Business Days in advance of the continuation date, specifying in each case:
(A) the proposed Conversion Date or continuation date;
(B) the aggregate amount of Loans to be converted or renewed;
(C) the nature of the proposed conversion or continuation; and
(D) the duration of the requested Interest Period.
The exercise by the Company of the elections specified above shall be subject to the limitation that no more than ten Tranches of Eurocurrency Rate Loans and Term

SOFR Loans, collectively, may be outstanding at any
one time.
(c) If upon the expiration of any Interest Period applicable to Eurocurrency Rate Loans or Term
SOFR Loans, the Company has failed to deliver timely a Notice of Conversion/Continuation selecting a new
Interest Period to be applicable to such Eurocurrency Rate Loans or Term SOFR Loans, or if any Default or
Event of Default shall then exist, the Company shall be deemed to have elected to convert such Eurocurrency
Rate Loans or Term SOFR Loans into Base Rate Loans effective as of the expiration date of such current
Interest Period; provided , however , that in the case of a failure to timely request a continuation of Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month.

Except as provided pursuant to Section 3.05, no Loan
may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid
in the original currency of such Loan and reborrowed in the other currency.

(d) Upon receipt of a Notice of Conversion/Continuation, the Administrative Agent will promptly notify each Bank thereof, or, if no timely notice is provided by the Company,

the Administrative Agent will
promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans held by each Bank with respect to which the notice was given.
(e) Subject to the provisions of this Section 2.04, a Eurocurrency Rate Loan or Term SOFR Loan may
be continued or converted from time to time; provided

that if any Eurocurrency Rate Loan or Term SOFR is
converted at a time other than the end of the Interest Period applicable thereto, the Company shall pay, upon demand, any amounts due to the Banks pursuant to Section 3.04.

Unless the Majority Banks shall otherwise
agree, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Eurocurrency Rate Loan or Term SOFR Loan, as applicable, and the Majority
Banks may demand that any or all of the outstanding Term SOFR Loans be converted immediately to Base Rate
Loans and any or all of the then outstanding Eurocurrency Rate Loans be prepaid, or redenominated into
Dollars in the applicable Dollar Amount thereof, on the last day of the then current Interest Period with respect thereto.
SECTION 2.05.
Voluntary

Termination

or Reduction of Commitments
. The Company may, upon not
less than five Business Days’ prior notice to the Administrative Agent, terminate the Aggregate Revolving
Commitment or permanently reduce the Aggregate Revolving Commitment by an aggregate minimum amount of $25,000,000 or any multiple of $5,000,000 in excess thereof; provided that (i) no such reduction or
termination shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the then Total

Outstanding Amount would exceed the amount of the Aggregate
Revolving Commitment then in effect and (ii) if, after giving effect to any reduction of the Aggregate
Revolving Commitment, the Alternative Currency Sublimit exceeds the amount of the Aggregate Revolving
Commitment, such Alternative Currency Sublimit shall be automatically reduced by the amount of such excess.

Any reduction of the Aggregate Revolving Commitment shall be applied to each Bank’s Revolving
Commitment in accordance with such Bank’s Commitment Percentage. All accrued facility fees to, but not including the effective date of any reduction or termination of Revolving Commitments, shall be paid on the effective date of such reduction or termination.

SECTION 2.06. Payments
.

(a) Optional Payments
.

Subject to
Section 3.04
, the Company may, at any time or from time to time,
upon notice to the Administrative Agent, which may be given by (A) telephone or (B) a written notice
( provided

that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a written notice) and which notice must be received by the Administrative Agent not later than (i) 12:00 noon
(New York

City time) on the date of prepayment, in the case of Base Rate Loans, (ii) 11:00 a.m. (New York
City time) on the second Business Day prior to the date of prepayment, in the case of Term SOFR Loans (iii)
12:00 noon (New York

City time) on the third Business Day prior to the date of prepayment, in the case of
Eurocurrency Rate Loans denominated in Euros, or (iv) 10:00 a.m. (New York

City time) on the fourth
Business Day prior to the date of prepayment, in case of Eurocurrency Rate Loans denominated in any other
Alternative Currency, ratably prepay Loans in whole or in part, in amounts of $5,000,000 or any multiple of
$1,000,000 (or, if such prepayment is in an Alternative Currency,

an approximately equivalent amount in the
relevant currency, as agreed by the Company and Administrative Agent) in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Base Rate
Loans, or Eurocurrency Rate Loans, or any combination thereof. Such notice shall not thereafter be revocable by the Company and the Administrative Agent will promptly notify each Bank thereof and of such Bank’s
Commitment Percentage of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to
Section 3.04.
(b) Mandatory Payments . If the Administrative Agent notifies the Company at any time that the Total
Outstanding Amount of all Loans denominated in Alternative Currencies at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit, then, within two Business Days after receipt of such notice, the
Company shall prepay Loans in an aggregate amount sufficient to reduce such Total

Outstanding Amount as of
such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit.
SECTION 2.07. Repayment . The Company shall repay to the Banks in full on the Revolving
Termination Date the aggregate principal amount of the Loans outstanding on the Revolving

Termination Date.

SECTION 2.08. Interest
.

(a)

Subject to subsection
2.08(c)
, each Loan shall bear interest on the
outstanding principal amount thereof from the date when made until it becomes due at a rate per annum equal to the Eurocurrency Rate or the Base Rate or Term SOFR, as the case may be, plus the Applicable Margin.

To the
extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a rate that is less than zero, such rate shall be deemed zero for purposes of this Agreement.
(b) Interest on each Loan shall be paid in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest shall also be paid on the date of any prepayment of
Loans pursuant to
Section 2.06

for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding,

under the Bankruptcy
Code.

Any interest accrued pursuant to subsection
2.08(c)

shall be paid on demand.
(c) If any principal of or interest on any Loan or any other fee or other amount payable by the
Company under any Loan Document is not paid when due (following the expiration of any grace period specified in
Article 8
), whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest (after as well as before entry of judgment thereon to the extent permitted by law) at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such
Loan as provided in subsection 2.08(a) or (ii) in the case of any other amount, the Base Rate plus 2%.

(d) Anything herein to the contrary notwithstanding, the obligations of the Company hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Bank, and in such event the
Company shall pay such Bank interest at the highest rate permitted by applicable law.

SECTION 2.09. Fees
.

(a) Facility Fees . The Company shall pay to the Administrative Agent for the account of each Bank a facility fee in Dollars on such Bank’s Credit Exposure, computed on a quarterly basis in arrears on the last
Business Day of each calendar quarter, at a rate per annum equal to the applicable Facility Fee Rate set forth in the Pricing Schedule. Such facility fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on June 30, 2021 through the Revolving Termination Date, with the final payment to be made on the Revolving
Termination Date; provided

that, in connection with any reduction or termination of the Credit Exposures pursuant to Section
2.05

or
2.06
, the accrued facility fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the next succeeding quarterly payment, if any, being calculated on the basis of the period from the reduction date to such quarterly payment date. The facility fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in
Article 4

are not met.
(b) Administrative Agency Fee . The Company shall pay to the Administrative Agent for the
Administrative Agent’s own account an agency fee and other sums in the amount and at the times set forth in the Fee Letter with Bank of America and BofA Securities.
(c) Letter of Credit Fees . The Company shall pay (i) to the Administrative Agent for the account of the Banks ratably a letter of credit fee accruing daily on the aggregate undrawn amount of all outstanding
Letters of Credit at a rate per annum equal to the Letter of Credit Fee Rate for such day and (ii) to each Issuing
Bank for its own account, a letter of credit fronting fee accruing daily on the aggregate amount then available for drawing under all Letters of Credit issued by such Issuing Bank at such rate as may be mutually agreed between the Company and such Issuing Bank from time to time. Such letter of credit fees shall accrue from the
Closing Date to the Revolving Termination Date (or,

if later, the latest date on which any Letter of Credit may
be drawn) and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on June 30, 2021 through the Revolving Termination Date (or such latest date), with the final payment to be made on the Revolving Termination Date (or such latest date).
SECTION 2.10. Computation of Fees and Interest
.

(a)

All computations of interest for Base Rate
Loans (including Base Rate Loans determined by reference to Term SOFR) and facility fees shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.

All other computations of
interest and fees under this Agreement shall be made on the basis of a 360-day year and actual days elapsed, which results in more interest or fees, as applicable, being paid than if computed on the basis of a 365-day year;
provided

that if the Administrative Agent reasonably determines that a different basis of computation is the market convention for a particular Alternative Currency, such different basis shall be used. Interest and fees
shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

(b) The Administrative Agent will, with reasonable promptness, notify the Company and the Banks of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans and Term SOFR Loans

upon
determination of such interest rate; provided

that any failure to do so shall not relieve the Company of any liability hereunder or provide the basis for any claim against the Administrative Agent.

At any time that Base
Rate Loans are outstanding, the Administrative Agent shall notify the Company and the Banks of any change in
Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
(c) Each determination of an interest rate by the Administrative Agent pursuant hereto shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Administrative
Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing the quotations used by the Administrative Agent in determining any interest rate.
SECTION 2.11. Payments by the Company
.

(a)

All payments (including prepayments) to be made
by the Company on account of principal, interest, fees and other amounts required hereunder shall be made without set-off, recoupment or counterclaim; shall, except as otherwise expressly provided herein, be made to the Administrative Agent for the ratable account of the Banks at the Agent’s Payment Office,

and shall be made
(i) in the case of Dollar-Denominated Loans, in Dollars and in immediately available funds, no later than 2:00
p.m. (New York

City time) on the date specified herein and (ii) in the case of Alternative Currency Loans, in the relevant Alternative Currency and in immediately available funds, no later than the Applicable Time specified by the Administrative Agent on the dates specified herein. The Administrative Agent will promptly distribute on such date to each Bank its Commitment Percentage (or other applicable share as expressly provided herein) of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Administrative Agent later than (i) 2:00 p.m. (New York

City time), in the case of
payments in Dollars, or (ii) the Applicable Time specified by the Administrative Agent in the case of payments in Alternative Currencies, shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.

Without limiting the generality of the foregoing, the
Administrative Agent may require that any payments due under this Agreement be made in the United States.
(b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be; subject to the provisions set forth in the definition of “Interest Period” herein.

(c)

Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Banks hereunder that the
Company will not make such payment, the Administrative Agent may assume that the Company has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the
Banks the amount due.
With respect to any payment that the Administrative Agent makes for the account of the Banks hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “ Rescindable Amount ”): (1)
the Company has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Company (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Banks severally agrees to repay to the
Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Bank, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal
Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Bank or the Company with respect to any amount owing under this clause (c) shall be conclusive, absent manifest error.
SECTION 2.12. Payments by the Banks to the Agent
.

(a)

Unless the Administrative Agent
shall have received notice from a Bank on the Closing Date or, with respect to each Borrowing after the Closing
Date, prior to 2:00 p.m. (New York

City time) on the date of any proposed Borrowing, that such Bank will not make available to the Administrative Agent as and when required hereunder for the account of the Company the amount of that Bank’s Commitment Percentage of the Borrowing, the Administrative Agent may assume that each Bank has made such amount available to the Administrative Agent in immediately available funds on the
Borrowing date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. In such event, if a Bank has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable
Bank and the Company severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Company to but excluding the date of payment to the Administrative
Agent, at (A) in the case of a payment to be made by such Bank, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Company, the interest rate applicable to Base Rate Loans or in the case of Alternative Currencies in accordance with such market practice, in each case, as applicable.
(b) The failure of any Bank to make any Loan on any date of borrowing shall not relieve any other
Bank of any obligation hereunder to make a Loan on the date of such borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any borrowing.

SECTION 2.13. Sharing of Payments, Etc
.

(a)

If, other than as expressly provided elsewhere
herein, any Bank shall obtain on account of the Loans made by it, or the Letter of Credit Liabilities held by it, any payment (whether voluntary, involuntary,

through the exercise of any right of set-off, or otherwise) in excess of its Commitment Percentage of payments on account of the Loans and Letter of Credit Liabilities obtained by all the Banks, such Bank shall forthwith (i) notify the Administrative Agent of such fact, and (ii)
purchase from the other Banks such participations in the Loans made by them and the Letter of Credit
Liabilities held by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided ,

however
, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying
Bank’s Commitment Percentage (according to the proportion of (i) the amount of such paying Bank’s required
repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any
Bank so purchasing a participation from another Bank pursuant to this
Section 2.13

may, to the fullest extent
permitted by law, exercise all its rights of payment (including the right of set-off,

but subject to
Section 10.11
)
with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this
Section 2.13

and will in each case notify
the Banks following any such purchases or repayments.

(b)

If any Bank shall fail to make any payment required to be made by it pursuant to Section
0
,
2.12
,
2.14
(a) or
9.07
, then the Administrative Agent may,

in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Bank for the benefit of the Administrative Agent or any Issuing Bank to satisfy such Bank’s obligations to it under such
Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Bank under any such
Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.
SECTION 2.14
. Increased Commitments; Additional Banks.

(a)

From time to time the
Company may, upon at least five days’ notice to the Administrative Agent (which shall promptly provide a copy of such notice to the Banks), increase the Aggregate Revolving Commitments by an amount not less than
$10,000,000 (the amount of any such increase, the “ Increased Revolving Commitments ”).
(b)
To effect such an increase,

the Company may designate one or more of the existing Banks or other financial institutions acceptable to the Administrative Agent and each Issuing Bank which at the time agree to
(i) in the case of any such Person that is an existing Bank, increase its Revolving Commitment and (ii) in the case of any other such Person (an “ Additional Bank ”), become a party to this Agreement with a Revolving
Commitment of not less than $10,000,000.
(c) Any increase in the Revolving Commitments pursuant to this
Section 2.14

shall be subject to
satisfaction of the following conditions:
(i) before and after giving effect to such increase, all representations and warranties contained in
Article 5

shall be true as of the date of such increase (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true as of such earlier date);
(ii) at the time of such increase, no Default shall have occurred and be continuing or would result from such increase;

(iii) after giving effect to such increase, the increases in the Aggregate Revolving
Commitments made pursuant to this
Section 2.14
, shall not exceed $1,000,000,000; and
(iv) at least three Business Days prior to the effectiveness of any such increase, the Company, to the extent it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Bank that so requests, a Beneficial Ownership Certification.

(d) If the Aggregate Revolving Commitments are increased in accordance with this Section 2.14, the
Administrative Agent and the Company shall determine the effective date.

As a condition to such increase, the
Administrative Agent shall have received

(i) an agreement in form and substance satisfactory to the
Administrative Agent signed by the Company, by each Additional Bank and by each other Bank whose
Revolving Commitment is to be increased, setting forth the new Revolving Commitments of such Banks and setting forth the agreement of each Additional Bank to become a party to this Agreement and to be bound by all the terms and provisions hereof, (ii) such evidence of appropriate corporate authorization on the part of the
Company with respect to the Increased Revolving Commitments and such opinions of counsel for the Company with respect to the Increased Revolving Commitments as the Administrative Agent may reasonably request and
(iii) a certificate of the Company stating that the conditions set forth in subsection
(c)

above have been satisfied.
(e) Upon any increase in the Aggregate Revolving Commitments pursuant to this
Section 2.14,

(i) the
respective Letter of Credit Liabilities of the Banks shall be redetermined as of the effective date of such increase and (ii) within five Business Days, in the case of any group of Base Rate Loans then outstanding, and at the end of the then current Interest Period with respect thereto, in the case of any Eurocurrency Rate Loans or Term
SOFR Loans then outstanding, the Company shall prepay such Loans in their entirety and, to the extent the
Company elects to do so and subject to the conditions specified in
Article 4
, the Company shall reborrow the
Loans from the Banks in proportion to their respective Revolving Commitments after giving effect to such increase, until such time as all outstanding Loans are held by the Banks in such proportion.
SECTION 2.15 . Letters of Credit .
(a) Commitment to Issue Letters of Credit.

Subject to the terms and conditions hereof, each Issuing
Bank agrees to issue Letters of Credit from time to time in Dollars up to 30 days prior to the Revolving
Termination Date upon the request of the Company; provided

that, immediately after each Letter of Credit is
issued (i) the Total Outstanding Amount shall not exceed the Aggregate Revolving Commitment and (ii) the aggregate amount of the Letter of Credit Liabilities shall not exceed $50,000,000; provided that no Bank shall
be obligated for any amount in excess of its Revolving Commitment. Upon the date of issuance by an Issuing
Bank of a Letter of Credit, such Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation in such Letter of Credit and the related Letter of Credit
Liabilities in the proportion its Revolving Commitment bears to the Aggregate Revolving Commitment.

(b)
Method for Issuance; Terms;

Extensions
.

(i) The Company shall give the Issuing Bank notice in
the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the
Company, at least three Business Days (or such shorter notice as may be acceptable to the Issuing Bank in its discretion) prior to the requested issuance of a Letter of Credit (or, in the case of renewal or extension, prior to the Issuing Bank’s deadline for notice of nonextension) specifying the date such Letter of Credit is to be issued
(or, as the case may be, extended or renewed), and describing the terms of such Letter of Credit and the nature of the transactions to be supported thereby. Such Letter of Credit Application may be sent by facsimile, by
United States mail, by overnight courier, by electronic transmission using the system provided by the Issuing
Bank, by personal delivery or by any other means acceptable to the Issuing Bank.

Upon receipt of a Letter of
Credit Application, the Issuing Bank shall promptly notify the Administrative Agent, and the Administrative
Agent shall promptly notify each Bank of the contents thereof and of the amount of such Bank’s participation in such Letter of Credit.
(ii) The obligation of any Issuing Bank to issue each Letter of Credit shall, in addition to the conditions precedent set forth in
Section 4.02
, be subject to the conditions precedent that such Letter of
Credit shall be in such form and contain such terms as shall be reasonably satisfactory to the Issuing
Bank and that the Company shall have executed and delivered such other customary instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested. The
Company shall also pay to the Issuing Bank for its own account issuance, drawing, amendment, settlement and extension charges, if any, in the amounts

and at the times as agreed between the
Company and the Issuing Bank.
(iii) The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit, and if any Letter of Credit contains a provision pursuant to which it is deemed to be extended unless notice of termination is given by the Issuing Bank, the Issuing Bank shall timely give such notice of termination unless it has theretofore timely received a Letter of Credit Application and the other conditions to issuance of a Letter of Credit have also theretofore been met with respect to such extension. Each Letter of Credit shall expire at or before the close of business on the date that is one year after such Letter of Credit is issued (or, in the case of any renewal or extension thereof, one year after such renewal or extension); provided

that (x) a Letter of Credit may contain a provision pursuant to which it is deemed to be extended on an annual basis unless notice of termination is given by the Issuing
Bank and (y) in no event will a Letter of Credit expire (including pursuant to a renewal or extension thereof) on a date later than the fifth Business Day prior to the Revolving Termination Date.
(iv) The Issuing Bank shall not be under any obligation to issue any Letter of Credit if:
(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing the Letter of Credit, or any law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the Issuing Bank with respect to the
Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the
Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing
Date and which the Issuing Bank in good faith deems material to it; or
(B) the issuance of the Letter of Credit would violate one or more policies of the
Issuing Bank applicable to letters of credit generally.

(c) Payments; Reimbursement Obligations
.

(i) Upon receipt from the beneficiary of any Letter of
Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the Administrative
Agent and the Administrative Agent shall promptly notify the Company and each other Bank as to the amount to be paid as a result of such demand or drawing and the date such payment is to be made by the Issuing Bank
(the “ Payment Date ”). The Company shall be irrevocably and unconditionally obligated to reimburse the
Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. Such reimbursement shall be due on the Payment
Date; provided

that no such payment shall be due from the Company any earlier than the date of receipt by it of notice of its obligation to make such payment (or, if such notice is received by the Company after 10:00 a.m.
(New York

City time) on any date, on the next succeeding Business Day); and
provided , further

that if and to
the extent any such reimbursement is not made by the Company in accordance with this clause
(ii)

or clause
(iii)
below on the Payment Date, then (irrespective of when notice thereof is received by the Company), such
Reimbursement Obligation shall bear interest, payable on demand, for each day from and including the
Payment Date to but not including the date such Reimbursement Obligation is paid in full at a rate per annum equal to the rate applicable to Base Rate Loans for such day.
(ii) If the Revolving Commitments remain in effect on the Payment Date, all such amounts paid by the Issuing Bank and remaining unpaid by the Company after the date and time required by clause (i) above (a “ Reimbursement Obligation ”) shall, if and to the extent that the amount of such
Reimbursement Obligation would be permitted as a Borrowing pursuant to
Section 4.02
, and unless the
Company otherwise instructs the Administrative Agent by not less than one Business Day’s prior notice, convert automatically to Base Rate Loans on the date such Reimbursement Obligation arises. The
Administrative Agent shall, on behalf of the Company (which hereby irrevocably directs the
Administrative Agent so to act on its behalf), give notice no later than 12:00 noon (New York

City time)
on such date requesting each Bank to make, and each Bank hereby agrees to make, a Base Rate Loan, in an amount equal to such Bank’s pro rata share of the Reimbursement Obligation with respect to which such notice relates. Each Bank shall make such Loan available to the Administrative Agent at its address referred to in
Section 10.02

in immediately available funds, not later than 3:00 p.m. (New York

City
time), on the date specified in such notice. The Administrative Agent shall pay the proceeds of such
Loans to the Issuing Bank, which shall immediately apply such proceeds to repay the Reimbursement
Obligation.
(iii)
To the extent a Reimbursement Obligation is not funded by a Bank pursuant to clause
(ii)
above, such Bank will pay to the Administrative Agent, for the account of the Issuing Bank, immediately upon the Issuing Bank’s demand at any time during the period commencing after such
Reimbursement Obligation arises until reimbursement therefor in full by the Company, an amount equal to such Bank’s pro rata share of such Reimbursement Obligation, together with interest on such amount for each day from the date of the Issuing Bank’s demand for such payment (or,

if such demand is made
after 1:00 p.m. (New York

City time) on such date, from the next succeeding Business Day) to the date of payment by such Bank of such amount at a rate of interest per annum equal to the applicable
Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Issuing Bank in connection with the foregoing. The Issuing Bank will pay to each Bank ratably all amounts received from the Company for application in payment of its
Reimbursement Obligations in respect of any Letter of Credit, but only to the extent such Bank has made payment to the Issuing Bank in respect of such Letter of Credit pursuant hereto; provided that in
the event such payment received by the Issuing Bank is required to be returned under any of the circumstances described in Section 10.06, such Bank will return to the Issuing Bank any portion thereof previously distributed to it by the Issuing Bank, plus interest thereon from the date of such demand to the date such amount is returned by such Bank, at a rate per annum equal to the applicable Overnight
Rate from time to time in effect.

(d) Obligations Absolute . The obligations of the Company and each Bank under subsection
(c)

above
shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:
(i) any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto;
(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto, provided by any party affected thereby;
(iii) the use which may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);
(iv) the existence of any claim, set-off, defense or other rights that the Company may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), any Bank (including the Issuing Bank) or any other Person, whether in connection with this
Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;
(v) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;
(vi) payment under a Letter of Credit against presentation to the Issuing Bank of documents that do not comply with the terms of such Letter of Credit;
(vii) any termination of the Revolving Commitments prior to, on or after the Payment Date for any Letter of Credit, whether at the scheduled termination thereof, by operation of
Article 8

or
otherwise; or
(viii) any other act or omission to act or delay of any kind by any Bank (including the Issuing
Bank), the Administrative Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection
(viii)
, constitute a legal or equitable discharge of or
defense to the Company’s or the Bank’s

obligations hereunder.
(e) Applicability of ISP and UCP; Limitation of Liability
.

Unless otherwise expressly agreed by the
Issuing Bank and the Company when a Letter of Credit is issued, the rules of the ISP shall apply to each standby Letter of Credit.

Notwithstanding the foregoing, the Issuing Bank shall not be responsible to the
Company for, and the Issuing Bank’s

rights and remedies against the Company shall not be impaired by, any action or inaction of the Issuing Bank required or permitted under any law, order,

or practice that is required or
permitted to be applied to any Letter of Credit or this Agreement, including the law or any order of a jurisdiction where the Issuing Bank or the beneficiary is located, the practice stated in the ISP or UCP,

as
applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking
Commission, the Bankers Association for Finance and Trade - International Financial Services Association
(BAFT-IFSA), or

the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

(f) Indemnification; Expenses
.

(i) The Company hereby indemnifies and holds harmless each Bank
(including each Issuing Bank) and the Administrative Agent from and against any and all claims, damages, losses, liabilities, costs or expenses which it may reasonably incur in connection with a Letter of Credit issued pursuant to this
Section 2.15
; provided

that the Company shall not be required to indemnify any Bank or the
Administrative Agent for any claims, damages, losses, liabilities, costs or expenses, to the extent finally determined by a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of such Person.
(ii) None of the Banks (including, subject to subsection
(g)

below, an Issuing Bank) nor the
Administrative Agent nor any of their officers or directors or employees or agents shall be liable or responsible, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including without limitation any of the circumstances enumerated in subsection
(d)

above;
provided

that, notwithstanding subsection
(d)

above, the Company
shall have a claim for direct (but not consequential) damage suffered by it, to the extent finally determined by a court of competent jurisdiction to have been caused by (x) the Issuing Bank’s gross negligence or willful misconduct in determining whether documents presented under any Letter of
Credit complied with the terms of such Letter of Credit or (y) the Issuing Bank’s failure to pay under any Letter of Credit after the presentation to it of documents strictly complying with the terms and conditions of the Letter of Credit; provided ,

further

that each Bank shall have a claim for direct (but not
consequential) damage suffered by it, to the extent finally determined by a court of competent jurisdiction to have been caused by the Issuing Bank’s gross negligence or willful misconduct in determining whether documents presented under any Letter of Credit complied with the terms of such
Letter of Credit. The parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such
Letter of Credit.
(iii) Nothing in this subsection
(e)

is intended to limit the obligations of the Company under
any other provision of this Agreement. To the extent the Company does not indemnify an

Issuing Bank
as required by this subsection, the Banks agree to do so ratably in accordance with their Revolving
Commitments.
(g) Stop Issuance Notice . If the Majority Banks determine at any time that the conditions set forth in
Section 4.02

would not be satisfied in respect of a Borrowing at such time, then the Majority Banks may request that the Administrative Agent issue a “Stop Issuance Notice”, and the Administrative Agent shall issue such notice to each Issuing Bank. Such Stop Issuance Notice shall be withdrawn upon a determination by the
Majority Banks that the circumstances giving rise thereto no longer exist. No Letter of Credit shall be issued while a Stop Issuance Notice is in effect. The Majority Banks may request issuance of a Stop Issuance Notice only if there is a reasonable basis therefor, and shall consider reasonably and in good faith a request from the
Company for withdrawal of the same on the basis that the conditions in
Section 4.02

are satisfied;
provided

that
the Administrative Agent and the Issuing Banks may and shall conclusively rely upon any Stop Issuance Notice while it remains in effect.

(h) Other Documentation . If the terms and conditions of any form of letter of credit application or other agreement submitted by the Company to or entered into by the Issuing Bank relating to any Letter of
Credit are not consistent with the terms and conditions of this Agreement, the terms and conditions of this
Agreement shall control; provided

that, to the extent the Issuing Bank so agrees in such other documentation, its liabilities and responsibilities in connection with a Letter of Credit may be governed thereby rather than by clause
(ii)

of subsection
(e)

above, but such agreement by the Issuing Bank may not directly or indirectly alter the rights and obligations of any other Bank under this Agreement.
SECTION 2.16. Currency Equivalents. (a) The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Amount of Borrowings and Total Outstanding
Amounts denominated in Alternative Currencies.

Such Spot Rates shall become effective as of such
Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.

Except for purposes of financial statements delivered by
the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such
Dollar Amount as so determined by the Administrative Agent.
(b)

Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Eurocurrency Rate Loan is denominated in an Alternative
Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the
Administrative Agent.
(c)

The Administrative Agent does not warrant, nor accept responsibility, nor shall the
Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” and “Term SOFR”, or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any
Successor Rate) or the effect of any of the foregoing, or of any Conforming Changes.

SECTION 2.17. Sustainability Adjustments. (a) Following the date on which the Company provides a
Pricing Certificate in respect of the most recently ended fiscal year, (i) the Applicable Margin and the Letter of
Credit Fee Rate shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Margin Adjustment as set forth in such Pricing Certificate and (ii) the applicable Facility Fee
Rate set forth in the Pricing Schedule shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Fee Adjustment as set forth in such Pricing Certificate. For purposes of the foregoing, (A) the Sustainability Margin Adjustment and the Sustainability Fee Adjustment shall be determined as of the fifth Business Day following receipt by the Administrative Agent of a Pricing Certificate delivered pursuant to Section 6.02(d) based upon the KPI Metrics set forth in such Pricing Certificate and the calculations of the Sustainability Margin Adjustment and the Sustainability Fee Adjustment, as applicable, therein (such day, the “ Sustainability Pricing Adjustment Date ”) and (B) each change in the Applicable
Margin,

the Facility Fee Rate and the Letter of Credit Fee Rate resulting from a Pricing Certificate shall be effective during the period commencing on and including the applicable Sustainability Pricing Adjustment Date and ending on the date immediately preceding the next such Sustainability Pricing Adjustment Date (or, in the case of non-delivery of a Pricing Certificate, the last day such Pricing Certificate could have been delivered pursuant to the terms of Section 6.02(d)).
(b) For the avoidance of doubt, only one Pricing Certificate may be delivered in respect of any fiscal year. It is further understood and agreed that, subject to the second to last paragraph of Section 10.01, the
Applicable Margin and Letter of Credit Fee Rate will never be reduced or increased by more than 4.0 basis points (such eight basis point spread, the “ Eight Basis Point Sustainability Margin Adjustment Spread ”)
pursuant to the Sustainability Margin Adjustment and that the Facility Fee Rate will never be reduced or increased by more than 1.0 basis point (such two basis point spread, the “
Two

Basis Point Sustainability Fee
Adjustment Spread ”) pursuant to the Sustainability Fee Adjustment, during any fiscal year. For the avoidance of doubt, any adjustment to the Applicable Margin,

Facility Fee Rate or Letter of Credit Fee Rate by reason of
meeting one or both KPI Metrics in any year shall not be cumulative year-over-year.

Each applicable
adjustment shall only apply until the date on which the next Pricing Certificate is delivered or required to be delivered pursuant to Section 6.02(d).
(c) It is hereby understood and agreed that if no such Pricing Certificate is delivered by the
Company by the time required pursuant to Section 6.02(d), (i) the Sustainability Fee Adjustment will be positive 1.0 basis points and (ii) the Sustainability Margin Adjustment will be positive 4.0 basis points, commencing on the last day such Pricing Certificate was required to have been delivered and continuing until the Company delivers a Pricing Certificate for the applicable fiscal year to the Administrative Agent.

(d) If (i)(A) the Company or any Bank becomes aware of any material inaccuracy in the
Sustainability Margin Adjustment, the Sustainability Fee Adjustment, or the KPI Metrics as reported in a
Pricing Certificate (any such material inaccuracy, a “ Pricing Certificate Inaccuracy ”) and, in the case of any
Bank, such Bank delivers, not later than 10 Business Days after obtaining knowledge thereof, a written notice to the Administrative Agent describing such Pricing Certificate Inaccuracy in reasonable detail (which description shall be shared with each Bank and the Company), or (B) the Company and the Banks agree that there was a
Pricing Certificate Inaccuracy at the time of delivery of a Pricing Certificate, and (ii) a proper calculation of the
Sustainability Margin Adjustment, the Sustainability Fee Adjustment or the KPI Metrics would have resulted in an increase in the Applicable Margin,

the Facility Fee Rate or Letter of Credit Fee Rate for any applicable period, the Company shall be obligated to pay to the Administrative Agent for the account of the applicable
Banks promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code (or any comparable event under
non-U.S. Debtor Relief Laws), automatically and without further action by the Administrative Agent or any
Bank), but in any event within 10 Business Days after the Company has received written notice of, or has agreed in writing that there was, a Pricing Certificate Inaccuracy, an amount equal to the excess of (1) the amount of interest and fees that should have been paid for such period over (2) the amount of interest and fees actually paid for such period. If the Company becomes aware of any Pricing Certificate Inaccuracy and, in connection therewith, if a proper calculation of the Sustainability Margin Adjustment, the Sustainability Fee
Adjustment or the KPI Metrics would have resulted in a decrease in the Applicable Margin,

the Facility Fee
Rate and the Letter of Credit Fee Rate for any period, then, upon receipt by the Administrative Agent of notice from the Company of such Pricing Certificate Inaccuracy (which notice shall include corrections to the calculations of the Sustainability Margin Adjustment, the Sustainability Fee Adjustment or the KPI Metrics, as
applicable), commencing on the Business Day following receipt by the Administrative Agent of such notice, the
Applicable Margin,

the Facility Fee Rate and the Letter of Credit Fee Rate shall be adjusted to reflect the corrected calculations of the Sustainability Margin Adjustment, the Sustainability Fee Adjustment or the KPI
Metrics, as applicable.
It is understood and agreed that any Pricing Certificate Inaccuracy with respect to any applicable period shall not constitute a Default or Event of Default; provided, that , the Company complied with the terms of this
Section 2.17(d) with respect to such Pricing Certificate Inaccuracy. Notwithstanding anything to the contrary herein, unless such amounts shall be due upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code (or any comparable event under non U.S. Debtor
Relief Laws), (a) any additional amounts required to be paid pursuant the immediate preceding paragraph shall not be due and payable until a written demand is made for such payment by the Administrative Agent in accordance with such paragraph, (b) any nonpayment of such additional amounts prior to or upon such demand for payment by Administrative Agent shall not constitute a Default (whether retroactively or otherwise) and (c)
none of such additional amounts shall be deemed overdue prior to such a demand or shall accrue interest at the
Default Rate prior to such a demand.

(e) Each party hereto hereby agrees that neither the Administrative Agent nor the Sustainability
Coordinator shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Company of any Sustainability Margin Adjustment or any Sustainability Fee
Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any Pricing Certificate (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry).

ARTICLE 3
T
AXES
, Y
IELD
P
ROTECTION AND
I
LLEGALITY
SECTION 3.01. Taxes
.

(a)

Subject to subsection
3.01(g)
, any and all payments by or on
account of any obligation of the Company under any Loan Document shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and Agent, (i) such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank’s net income by the jurisdiction under the laws of which such Bank or Agent, as the case may be, is organized or maintains a
Lending Office or any political subdivision thereof, (ii) in the case of a Bank, U.S. federal withholding taxes imposed on amounts payable to or for the account of such Bank pursuant to a law in effect on the date on which the Bank acquires an interest in any Loan Document, except to the extent that, in the case of an assignment, pursuant to this
Section 3.01
, amounts with respect to such taxes were payable to such Bank’s assignor immediately before such Bank acquired such interest in any Loan Document, and (iii) any U.S. federal withholding taxes imposed under FATCA

(all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities imposed on or with respect to any payment made by or on account of any obligation of the Company under any Loan Document being hereinafter referred to as “ Taxes ”).
(b) In addition, the Company shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan
Documents (hereinafter referred to as “ Other Taxes ”). If any Bank becomes aware of the imposition of Other
Taxes, it shall promptly notify the Company and the Administrative Agent thereof.
(c) Subject to subsection
3.01(g)
, the Company shall indemnify and hold harmless each Bank and
Agent for the full amount of Taxes or Other Taxes

(including any Taxes or Other Taxes

imposed by any
jurisdiction on amounts payable under this
Section 3.01
) paid by such Bank or Agent and any liability
(including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes

were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date such Bank or Agent makes written demand therefor in a certificate, which shall be conclusive absent manifest error, setting forth in reasonable detail the amount and nature of such payment or liability.
(d) If the Company or the Administrative Agent shall be required by law to deduct or withhold any
Taxes or Other Taxes

from or in respect of any payment by or on account of any obligation of the Company under any Loan Document, then, subject to subsection
3.01(g):
(i) the sum payable by the Company shall be increased as necessary so that after all required deductions (including deductions applicable to additional sums payable under this
Section 3.01
) have
been made, the applicable Bank or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;
(ii) the Company or the Administrative Agent, as applicable, shall make such deductions; and
(iii) the Company or the Administrative Agent, as applicable, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.
(e)
Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the
Company shall furnish to the Administrative Agent evidence of payment satisfactory to the Administrative
Agent.

(f) Each Bank which is a foreign person (i.e., a person other than a U.S. Person for United States
Federal income tax purposes) agrees that, to the extent it is legally entitled to do so:
(i) it shall, no later than the Closing Date (or, in the case of a Bank which becomes a party hereto pursuant to Section
2.14

or
10.09

after the Closing Date, the date upon which the Bank becomes a party hereto) deliver to the Administrative Agent and the Company through the Administrative Agent two accurate and complete signed originals of (A) Internal Revenue Service Form W-8ECI or any successor thereto (“ Form W-8ECI
”), (B) Internal Revenue Service Form W-8BEN or W-8BEN-E

or
any successor thereto (“ Form W-8BEN ”) and, in the case of a Bank claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, a certificate (a “ U.S. Tax
Compliance Certificate ”) substantially in the form of Exhibit E-1 to the effect that such Bank is not a
“bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the
Company within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation”
described in Section 881(c)(3)(C) of the Code, or (C) Internal Revenue Service Form W-8IMY or any
successor thereto (“ Form W-8IMY
”), accompanied by Form W-8ECI, Form W-8BEN,

a U.S. Tax
Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, Internal Revenue Service
Form W-9, and/or other certification documents from each beneficial owner,

as applicable;
provided

that
if the Bank is a partnership and one or more direct or indirect partners of such Bank are claiming the portfolio interest exemption, such Bank may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner, as appropriate;
(ii) if at any time the Bank makes any changes necessitating a new Form W-8ECI, Form W-
8BEN or Form W-8IMY,

it shall with reasonable promptness deliver to the Administrative Agent and the Company through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder the applicable documentation specified in clause
(i)

of this
paragraph
(f);
(iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in clause
(ii)

above) requiring a change in or renewal of the
most recent Form W-8ECI, Form W-8BEN

or Form W-8IMY previously delivered by such Bank,
deliver to the Administrative Agent and the Company through the Administrative Agent two accurate and complete original signed copies of Form W-8ECI, Form W-8BEN or Form W-8IMY (together with
the applicable supporting documentation specified in clause
(i)

of this paragraph
(f)
) in replacement for
the forms previously delivered by the Bank; and
(iv)
it shall, promptly upon the Company’s or the Administrative Agent’s reasonable request
to that effect, deliver to the Company or the Administrative Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty,

rule or
regulation in order to establish such Bank’s tax status for withholding purposes; provided that it shall not
be required to provide such forms or documentation if in such Bank’s reasonable judgment, providing such forms or documentation would subject the Bank to any material unreimbursed costs or expense or would materially prejudice the legal or commercial position of such Bank.
(g) The Company will not be required to pay any additional amounts in respect of United States Taxes pursuant to subsection
3.01(d)

to any Bank for the account of any Lending Office of such Bank:
(i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with its obligations under subsection
3.01(f)

in respect of such Lending Office;

(ii) if such Bank shall have delivered to the Company a Form W-8ECI in respect of such
Lending Office pursuant to clause
(i)

or
(ii)

of subsection
3.01(f)
, and such Bank shall not at any time be
entitled to exemption from deduction or withholding of United States Taxes in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in
United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8ECI; or
(iii)
if the Bank shall have delivered to the Company a Form W-8BEN or Form W-8IMY in
respect of such Lending Office pursuant to clause
(i)

or
(ii)

of subsection
3.01(f)
, and such Bank shall
not at any time be entitled to exemption from deduction or withholding of United States Taxes in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any governmental authority charged with
the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN or Form W-8IMY.
(h) If the Company is required to pay additional amounts to any Bank or Agent pursuant to subsection
3.01(b)

or
3.01(d)
, then such Bank shall (at the request of the Company) use its reasonable best efforts
(consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office or to take other reasonable action so as to eliminate any such additional payment by the Company which may thereafter accrue if such change or action in the judgment of such Bank, would not subject such Bank to any unreimbursed cost or expense and is not otherwise disadvantageous to such Bank.

The Company hereby agrees to pay all
reasonable costs and expenses incurred by any Bank in connection with such designation.
(i) Any Bank that is a U.S. Person for United States Federal income tax purposes shall deliver to the
Company and the Administrative Agent on or prior to the date on which such Bank becomes a party hereto (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of Internal Revenue Service Form W-9 certifying that such Bank is exempt from U.S. federal backup withholding.
(j) If any Bank determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes or Other Taxes

as to which it has been indemnified by the Company or with respect to which the
Company has paid additional amounts pursuant to this
Section 3.01
, then it shall pay over such refund to the
Company (but only to the extent of indemnity payments made, or additional amounts paid, by the Company under this
Section 3.01

with respect to the Taxes or Other Taxes

giving rise to such refund), net of all out-of-
pocket expenses (including taxes) of such Bank and without interest (other than any interest paid by the relevant
Governmental Authority with respect to such refund). The Company, upon the request of such Bank, shall repay to such Bank the amount paid over pursuant to this paragraph
(j)

(plus any penalties, interest or other charges
imposed by the relevant Governmental Authority) in the event that such Bank is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph
(j)
, in no event will
the Bank be required to pay any amount to the Company pursuant to this paragraph
(j)

the payment of which
would place the Bank in a less favorable net after-tax position than the Bank would have been in if the tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph
(j)

shall not be
construed to require any Bank to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Company or any other Person.

(k) If a payment made to a Bank under any Loan Document would be subject to U.S. federal withholding Taxes imposed by FATCA

if such Bank were to fail to comply with the applicable reporting requirements of FATCA

(including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code)
and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Bank has complied with such Bank’s obligations under FATCA or to determine the
amount to deduct and withhold from such payment. Solely for purposes of this paragraph
(k)
, “FATCA”

shall
include any amendments made to FATCA

after the date of this Agreement.
SECTION 3.02. Illegality
.

(a)

If any Bank shall reasonably determine, based upon the advice of its counsel, that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other
Governmental Authority has asserted that it is unlawful, for any Bank or its Lending Office to make
Eurocurrency Rate Loans or Term SOFR Loans, then, on notice thereof by the Bank to the Company through the Administrative Agent, the obligation of that Bank to make Eurocurrency Rate Loans or Term SOFR Loans, as applicable, shall be suspended until the Bank shall have notified the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist.
(b) If a Bank shall reasonably determine, based upon the advice of its counsel, that it is unlawful to maintain any Eurocurrency Rate Loan or Term SOFR Loan, the Company shall prepay in full all Eurocurrency
Rate Loans or Term SOFR Loans, as applicable, of that Bank then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if the Bank may lawfully continue to maintain such
Eurocurrency Rate Loans or Term SOFR Loans to such day,

or immediately, if the Bank may not lawfully
continue to maintain such Eurocurrency Rate Loans or Term SOFR Loans, together with any amounts required to be paid in connection therewith pursuant to
Section 3.04.
(c) If the Company is required to prepay any Eurocurrency Rate Loan or Term SOFR Loan immediately as provided in subsection
3.02(b)
, then concurrently with such prepayment, the Company shall
borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.
(d) If the obligation of any Bank to make or maintain Eurocurrency Rate Loans or Term SOFR Loans has been suspended as provided in subsection 3.02(a), the Company may elect, by giving notice to the Bank through the Administrative Agent that all Loans which would otherwise be made by the Bank as Eurocurrency
Rate Loans or Term SOFR Loans, as applicable, shall be instead Base Rate Loans.
(e) Before giving any notice to the Administrative Agent pursuant to this
Section 3.02
, the affected
Bank shall designate a different Lending Office with respect to its Eurocurrency Rate Loans or Term

SOFR
Loans, as applicable, if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

SECTION 3.03. Increased Costs and Reduction of Return
.

(a)

If any Bank shall determine that, due
to and as a direct result of any Change in Law (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Eurocurrency Rate), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining its Revolving Commitment hereunder or any Eurocurrency Rate Loans or Term SOFR Loans (or,

in the case of any imposition or increase in taxes,
any Loans) (including any imposition or increase in taxes (other than (x) withholding taxes imposed on or with respect to any payment made by or on account of any obligation of the Company under any Loan Document or
(y) Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto), or of agreeing to issue or participate in or issuing or participating in any Letters of Credit, then the Company shall be liable for, and shall from time to time, upon demand therefor by such Bank (with a copy of such demand to the Administrative Agent), pay to the
Administrative Agent for the account of such Bank, additional amounts as are sufficient to compensate such
Bank for such increased costs.

For the avoidance of doubt, this Section 3.03(a) does not apply to increased costs as a result of (A) taxes described in Section 3.01(a)(i), (ii) or (iii), (B) Taxes as defined in Section 3.01(a), or (C) Other Taxes.
(b) If any Bank shall have determined that any Change in Law affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and
(taking into consideration such Bank’s or such corporation’s policies with respect to capital adequacy and
liquidity and such Bank’s desired return on capital) determines that the amount of such capital is increased as a consequence of its Revolving Commitment, Loans, credits or obligations under this Agreement (including its obligations in respect of Letters of Credit), then, upon demand of such Bank (with a copy to the Administrative
Agent), the Company shall upon demand pay to such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank for such increase.
(c) If the Company is required to pay additional amounts to any Bank pursuant to subsection
3.03(b)
or
3.03(b)
, then such Bank shall (at the request of the Company) use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different Lending Office with respect to its Eurocurrency Rate Loans or Term SOFR Loans, as applicable, so as to eliminate any such additional payment by the Company,

which
may thereafter accrue if such change in the judgment of such Bank, would not subject such Bank to any unreimbursed cost or expense and is not otherwise disadvantageous to such Bank.

The Company hereby agrees
to pay all reasonable costs and expenses incurred by any Bank in connection with any such designation.
(d) For purposes of this
Section 3.03
, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any
successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to
Basel III, and (ii) the Dodd-Frank Wall Street Reform

and Consumer Protection Act and all requests, rules,
guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall be deemed to have been introduced and adopted after the date of this Agreement. Notwithstanding the foregoing, no Bank shall be entitled to seek compensation for costs imposed pursuant to the Dodd-Frank
Wall Street Reform and

Consumer Protection Act or Basel III if it shall not be the general policy of such Bank at such time to seek compensation from other borrowers with the same or similar ratings under yield protection provisions in credit agreements with such borrowers that provide for such compensation and the applicable
Bank is in fact generally seeking such compensation from such borrowers (and, upon any request by such Bank for payment, certifies to the Company to the effect of the foregoing).

(e) The Company shall pay to each Bank, (i) as long as such Bank shall be required to maintain reserves with respect to liabilities or assets consisting of or including eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency
Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Bank (as determined by such Bank in good faith, which determination shall be conclusive absent manifest error), and (ii) as long as such
Bank shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Revolving Commitments or the funding of the Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Revolving
Commitment or Loan by such Bank (as determined by such Bank in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such
Loan, provided the Company shall have received at least ten (10) days’ prior notice (with a copy to the
Administrative Agent) of such additional interest or costs from such Bank.

If a Bank fails to give notice ten
(10) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10)
days from receipt of such notice.
SECTION 3.04. Funding Losses . The Company agrees to reimburse each Bank and to hold each Bank harmless from any loss or out-of-pocket expense which such Bank may sustain or incur as a direct consequence of:
(a) the failure of the Company to make on a timely basis any payment of principal of any
Eurocurrency Rate Loan or Term SOFR Loan (including payments made after any acceleration thereof);
(b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;
(c) the failure of the Company to make any prepayment after the Company has given a notice in accordance with
Section 2.06;
(d) any failure by the Company to make payment of any Loan or (or interest due thereon)
denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;
(e) any principal payment in respect of an Eurocurrency Rate Loan or a Term SOFR Loan on a day
which is not the last day of the Interest Period with respect thereto; or
(f) the conversion pursuant to
Section 2.04

of any Eurocurrency Rate Loan or a Term SOFR Loan to
a Base Rate Loan on a day that is not the last day of the respective Interest Period;

including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract.

The
Company shall also pay any customary administrative fees charged by such Bank in connection with the foregoing.
For purposes of calculating amounts payable by the Company to the Banks under this Section 3.04, each Bank shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such
Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.

SECTION 3.05. Inability to Determine Rates
.

(a) If the Administrative Agent shall have determined (i) that for any reason adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate or Term SOFR for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or Term SOFR Loan, as applicable, or (ii) that the Eurocurrency
Rate or Term SOFR applicable pursuant to subsection
2.08(b)

for any requested Interest Period with respect to a
proposed Eurocurrency Rate Loan or Term SOFR Loan, as applicable, does not adequately and fairly reflect the cost to any Bank of funding such Loan, the Administrative Agent will forthwith give notice of such determination to the Company and each Bank. Thereafter, (i) the obligation of the Banks to make or maintain
Eurocurrency Rate Loans in the affected currency or Term

SOFR Loans hereunder, as applicable, shall be
suspended and (ii) each outstanding Loan in the affected currency shall be prepaid (or, in the case of a Dollar-
Denominated Loan, converted into a Base Rate Loan) on the last day of the then current Interest Period applicable thereto until the Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it.
If the Company does not revoke such notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the Dollar Amount specified in the applicable notice submitted by the Company,

but such
Loans shall be made, converted or continued as Base Rate Loans instead of Eurocurrency Rate Loans.
(b)

Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the
Administrative Agent determines (which determination shall be conclusive absent manifest error), or the
Company or Majority Banks notify the Administrative Agent (with, in the case of the Majority Banks, a copy to the Company) that the Company or Majority Banks (as applicable) have determined, that:
(i) adequate and reasonable means do not exist for ascertaining Term SOFR because either
(x) none of the one month, three month and six month interest periods of Term SOFR is or (y) the Term
SOFR Screen Rate is not, in either case, available or published on a current basis and such circumstances are unlikely to be temporary;

or

(ii)
the CME or any successor administrator of the Term SOFR Screen Rate or

a
Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity,

has made a public
statement identifying a specific date on which all tenors of Term SOFR or the Term

SOFR Screen Rate
shall or will no longer be made available, or permitted to be used for determining the interest rate of loans denominated in Dollars, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such interest period(s) of Term SOFR or the Term

SOFR Screen Rate, in either
case, after such specific date (the latest date on which all tenors of the Term SOFR or Term

SOFR
Screen Rate are no longer available permanently or indefinitely, the “
Scheduled Term

SOFR
Unavailability Date ”);
then, on a date and time determined by the Administrative Agent (any such date, the “
Term

SOFR
Replacement Date ”), which date shall be at the end of an Interest Period or on the relevant Interest Payment
Date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the
Scheduled Term SOFR Unavailability Date, Term

SOFR will be replaced hereunder and under any Loan
Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “
Term

SOFR Successor Rate”
).
If the Term SOFR Successor Rate is Daily Simple SOFR, all interest payments will be payable on a quarterly basis.

Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple
SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.05(b)(i) or (ii) have occurred with respect to the Term SOFR Successor Rate then in effect, then in each case, the Administrative Agent and the Company may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Term

SOFR Successor Rate in accordance with
this Section 3.05 at the end of any Interest Period, relevant Interest Payment Date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United
States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark.

For the
avoidance of doubt, any such proposed rate and adjustments, shall constitute a “
Term

SOFR Successor Rate
”.

Any such amendment shall become effective at 5:00 p.m. (New York

City time) on the fifth Business Day after
the Administrative Agent shall have posted such proposed amendment to all Banks and the Company unless, prior to such time, Banks comprising the Majority Banks have delivered to the Administrative Agent written notice that such Majority Banks object to such amendment.
(c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the
Administrative Agent determines (which determination shall be conclusive absent manifest error), or the
Company or Majority Banks notify the Administrative Agent (with, in the case of the Majority Banks, a copy to the Company) that the Company or Majority Banks (as applicable) have determined, that;
(i) adequate and reasonable means do not exist for ascertaining the Relevant Rate (other than
Term SOFR) for an Alternative Currency because none of the tenors of such Relevant Rate (other than
Term SOFR) under this Agreement is available or published on a current basis, and such circumstances are unlikely to be temporary; or
(ii) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate (other than Term SOFR) for an Alternative Currency under this
Agreement

shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in such Alternative Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate (other than Term SOFR) for such Alternative Currency (the latest date on which all tenors of the Relevant Rate for such Alternative Currency under this Agreement are no longer representative or available permanently or indefinitely, the “ Scheduled Unavailability
Date ”);

or if the events or circumstances of the type described in Section 3.05(c)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Company may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Alternative Currency or any then current Successor
Rate for such Alternative Currency in accordance with this Section 3.05 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Alternative Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any
evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Alternative Currency for such benchmarks

(and any such proposed rate, including for the
avoidance of doubt, any adjustment thereto, a “
Non-Term

SOFR Successor Rate
”, and collectively with the
Term SOFR Successor Rate, each a “ Successor Rate ”), and any such amendment shall become effective at
5:00 p.m. (New York

City time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Banks and the Company unless, prior to such time, Banks comprising the
Majority Banks have delivered to the Administrative Agent written notice that such Majority Banks object to such amendment.
(d) The Administrative Agent will promptly (in one or more notices) notify the Company and each
Bank of (i) the implementation of any Successor Rate and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Successor Rate.
(e) Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor
Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
(f) Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0%, the Successor Rate will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents.
(g) In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan
Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Banks reasonably promptly after such amendment becomes effective.
SECTION 3.06. Certificates of Banks . Any Bank claiming reimbursement or compensation pursuant to this
Article 3

shall deliver to the Company (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the basis for and the computation of the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.
SECTION 3.07. Substitution of Banks . Upon (x) the receipt by the Company from any Bank of a notice of illegality with respect to Eurocurrency Rate Loans or Term SOFR Loans pursuant to
Section 3.02
, (y) the
receipt by the Company from any Bank of a claim for additional amounts or compensation pursuant to Section
3.01

or
3.03

or (z) any Bank becoming a Non-Consenting Bank, the Company may, upon notice to such Bank and the Administrative Agent: (i) request one or more of the other Banks to acquire and assume all or part of such Bank’s Loans and Revolving Commitment (but no other Bank shall be required to do so); or (ii) designate a replacement bank meeting the qualifications of an Eligible Assignee; provided that in the case of clauses (i) or
(ii) in connection with an assignment resulting from a Bank becoming a Non-Consenting Bank, the applicable assignee shall have consented to the applicable amendment, waiver or consent. Any such transfer under clause
(i) or (ii) shall be subject to the provisions of Sections
3.04

and
10.09

hereof.

Notwithstanding anything in this Section 3.07 or Section 3.08 to the contrary, (i) any Bank that acts as an Issuing Bank may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Bank (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such Issuing Bank or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such Issuing Bank) have been made with respect to such outstanding Letter of Credit and (ii) the Bank that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of
Section 9.09.
SECTION 3.08. Defaulting Banks . Notwithstanding any provision of this Agreement to the contrary, if any Bank becomes a Defaulting Bank, then the following provisions shall apply for so long as such Bank is a
Defaulting Bank:
(a) fees shall cease to accrue on the unused portion of the Revolving Commitment of such Defaulting
Bank pursuant to subsection
2.09(a);
(b) if any Letter of Credit Liabilities exist at the time such Bank becomes a Defaulting Bank then:
(i) the Letter of Credit Liabilities of such Defaulting Bank shall be reallocated among the non-Defaulting Banks in accordance with their respective Commitment Percentages but only to the extent (x) no Default or Event of Default has occurred and is continuing and (y) the sum of each non-
Defaulting Bank’s Loans plus its Letter of Credit Liabilities does not exceed its Revolving Commitment;
(ii) if the reallocation described in clause
(i)

above cannot, or can only partially, be effected,
the Company shall within one Business Day following notice by the Administrative Agent cash collateralize for the benefit of the Issuing Bank(s) only the Company’s obligations corresponding to such Defaulting Bank’s Letter of Credit Liabilities (after giving effect to any partial reallocation pursuant to clause
(i)

above) in accordance with the procedures set forth in Section 8.03 for so long as such Letter of Credit Liabilities remain outstanding;
(iii) if the Company cash collateralizes all or any portion of such Defaulting Bank’s Letter of
Credit Liabilities pursuant to clause
(ii)

above, the Company shall not be required to pay any fees to
such Defaulting Bank pursuant to subsection
2.09(a)

or
2.09(c)

with respect to such Defaulting Bank’s
Letter of Credit Liabilities during the period such Defaulting Bank’s Letter of Credit Liabilities are cash collateralized;
(iv) if the Letter of Credit Liabilities of the Defaulting Banks are reallocated pursuant to clause
(i)

above, then the fees payable to the Banks pursuant to subsections
2.09(a)

and
2.09(c)

shall be
similarly reallocated to the same extent; and
(v) if all or any portion of such Defaulting Bank’s Letter of Credit Liabilities is neither reallocated nor cash collateralized pursuant to clause
(i)

or
(ii)

above, then, without prejudice to any
rights or remedies of the Issuing Bank or any other Bank hereunder, all facility fees that otherwise would have been payable to such Defaulting Bank (solely with respect to the portion of such Defaulting
Bank’s Commitment that was utilized by such Letter of Credit Liabilities) and letter of credit fees payable under subsection
2.09(c)

with respect to such Defaulting Bank’s Letter of Credit Liabilities shall be payable to the Issuing Bank(s) until and to the extent that such Letter of Credit Liabilities are reallocated and/or cash collateralized;

(c) so long as such Bank is a Defaulting Bank, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Bank’s Letter of
Credit Liabilities then outstanding will be 100% covered by the Revolving Commitments of the non-Defaulting
Banks and/or cash collateral will be provided by the Company in accordance with paragraph
(b)

above, and
participating interests in any newly issued or increased Letter of Credit shall be allocated among non-Defaulting
Banks in a manner consistent with paragraph
(b)

above (and such Defaulting Bank shall not participate therein);
(d) in the event that the Administrative Agent, the Company and each Issuing Bank agrees that a
Defaulting Bank has adequately remedied all matters that caused such Bank to be a Defaulting Bank, then the
Letter of Credit Liabilities of the Banks shall be readjusted to reflect the inclusion of such Bank’s Commitment
Percentage and on such date such Bank shall purchase at par such of the Loans of the other Banks as the
Administrative Agent shall determine may be necessary in order for such Bank to hold such Loans in accordance with its Commitment Percentage; provided

that, subject to
Section 10.22
, nothing in this paragraph
(d)

shall constitute a waiver or release by any party hereunder of any claim arising from such Bank having been a Defaulting Bank; and
(e) the Company may, with the consent of the Administrative Agent and each Issuing Bank:
(i) provided that no Default or Event of Default has occurred and is continuing, terminate the Revolving Commitment of such Bank and, in connection therewith, prepay the outstanding Loans of such Bank in full, together with accrued interest thereon and any other amounts payable hereunder for the account of such Bank; provided

that if any Letter of Credit Liabilities are then outstanding, they should have been reallocated and/or cash collateralized in full in accordance with paragraph
(b)

above;
or
(ii) designate a replacement bank meeting the qualifications of an Eligible Assignee.
Any prepayment under clause
(i)

shall be subject to the provisions of
Section 3.04

hereof, and any
transfer under clause
(ii)

shall be subject to the provisions of Sections
3.04

and
10.09

hereof.
SECTION 3.09. Survival . The agreements and obligations of the Company in this
Article 3

shall survive
the payment of all other Obligations and termination of this Agreement.
ARTICLE 4
C
ONDITIONS
P
RECEDENT
SECTION 4.01. Conditions of Closing Date . The obligation of each Bank to make its initial Loan hereunder and the obligation of any Issuing Bank to issue (including any renewal or extension of) the initial
Letter of Credit hereunder is subject to the condition that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and each Bank and in sufficient copies for the Administrative Agent and each Bank:
(a) Credit Agreement . This Agreement executed by the Company and each of the Agents and the
Banks;

(b) Resolutions; Incumbency .
(i) Copies of the resolutions of the board of directors of the Company approving and authorizing the execution, delivery and performance by the Company of this Agreement and the other
Loan Documents to be delivered hereunder, and authorizing the borrowing of the Loans and the issuance of Letters of Credit, certified as of the Closing Date by the Secretary or an Assistant Secretary of the
Company; and
(ii) A certificate of the Secretary or Assistant Secretary of the Company, certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered hereunder;

(c) Articles of Incorporation; By-laws and Good Standing . Each of the following documents:
(i) the articles or certificate of incorporation of the Company as in effect on the Closing
Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date, and the
bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and
(ii) a good standing certificate for the Company from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation as of a recent date, together with a bring-down certificate, dated the Closing Date;
(d) Legal Opinion . An opinion of Chris A. Rauschl, counsel to the Company, addressed to the
Administrative Agent and the Banks, in form and substance satisfactory to the Administrative Agent;
(e) Payment of Fees . The Company shall have paid all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of Bank of America to the extent invoiced prior to or on the Closing Date, together with such additional amounts of Attorney Costs as shall constitute Bank of America’s reasonable estimate of Attorney Costs incurred or to be incurred through the closing proceedings; provided

that such estimate shall not thereafter preclude final settling of accounts between the Company and Bank of America, including any such costs, fees and expenses arising under or referenced in
Sections
3.01

and
10.04

and the Fee Letters;
(f) Certificate . A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:
(i) the representations and warranties contained in
Article 5

are true and correct on and as of
such date, as though made on and as of such date;
(ii) no Default or Event of Default exists; and
(iii) there has occurred since May 31, 2020, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;
(g) Regulatory Information
.

No later than three Business Days in advance of the Closing Date, all documentation and other information reasonably requested with respect to the Company in writing by the
Administrative Agent or any Bank at least five Business Days in advance of the Closing Date, which documentation or other information the Administrative Agent or such Bank reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act;

(h) Existing Agreement . Evidence to the satisfaction of the Administrative Agent of the termination of the Existing Agreement

and payment of all amounts due under the Existing Agreement which have not heretofore been paid; and
(i) Other Documents . Such other approvals, opinions, documents or materials as the Administrative
Agent or any Bank may reasonably request.
Without limiting the generality of the provisions of Section 9.03, for purposes of determining compliance with the conditions specified in this Section, each Bank that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Bank unless the
Administrative Agent shall have received notice from such Bank prior to the proposed Closing Date specifying its objection thereto.
SECTION 4.02. Conditions to All Borrowings and Issuances of Letters of Credit . The obligation of each
Bank to make any Loan to be made by it hereunder (including its initial Loan) and the obligation of any Issuing
Bank to issue (including any renewal or extension of) any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant borrowing or issuance date:
(a) Required Notice . The Administrative Agent shall have timely received a Notice of Borrowing or a
Letter of Credit Application,

as applicable;

(b) Continuation of Representations and Warranties . The representations and warranties made by the
Company contained in
Article 5

shall be true and correct on and as of such borrowing or issuance date with the same effect as if made on and as of such borrowing or issuance date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and
(c) No Default . At the time of and immediately after giving effect to such Borrowing, no Default or
Event of Default shall have occurred and be continuing.

Each Notice of Borrowing and Letter of Credit Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of the date of each Borrowing or issuance, as applicable, that the conditions in
Section 4.02

are satisfied.
SECTION 4.03 . Existing Agreement.

(a)

On the Closing Date, the commitments under the
Existing Agreement shall terminate, without further action by any party thereto.

(b) The Banks which are parties to the Existing Agreement, comprising the “Majority Banks” as defined therein, hereby waive any requirement of notice of termination of the commitments pursuant to the
Existing Agreement and of prepayment of loans to the extent necessary to give effect to subsections 4.01(h) and
4.03(b)
; provided

that any such prepayment of loans shall be subject to
Section 3.04

of the Existing Agreement.
ARTICLE 5
R
EPRESENTATIONS

AND
W
ARRANTIES
The Company represents and warrants to each Agent and Bank that:
SECTION 5.01. Existence and Power . The Company and each of its Material Subsidiaries:

(a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

(b) has the power and authority and all material governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and, as to the Company, to execute, deliver,

and perform its
obligations under, the Loan Documents;
(c) is duly qualified as a foreign corporation or limited liability company, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and
(d) is in compliance with all Requirements of Law; except, in each case referred to in clause
(c)

or
clause
(d)
, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse
Effect.
SECTION 5.02. Corporate Authorization; No Contravention . The execution, delivery and performance by the Company of this Agreement, and any other Loan Document to which the Company is party, have been duly authorized by all necessary corporate action, and do not and will not:
(a)
contravene the terms of any of the Company’s Organization

Documents;
(b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject; or
(c) violate any Requirement of Law;
except, in each case referred to in clause
(b)

or
(c)
, for any such conflict or violation that could not reasonably be expected to have a Material Adverse Effect.
SECTION 5.03. Governmental Authorization . No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement or any other
Loan Document; provided

that, for the avoidance of doubt, it is acknowledged that the Company may need to make certain filings in connection with its reporting obligations under the Exchange Act.
SECTION 5.04. Binding Effect . This Agreement and each other Loan Document to which the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting

the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
SECTION 5.05. Litigation . There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, expressly threatened or contemplated, at law,

in equity, in arbitration or before
any Governmental Authority, against the Company,

its Subsidiaries or any of their respective Properties which:
(a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or
(b) if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect.

SECTION 5.06. No Default . No Default or Event of Default exists or would result from the incurring of any Obligations by the Company. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect or that would, if such default had occurred after the
Closing Date, create an Event of Default under subsection
8.01(e).
SECTION 5.07. Use of Proceeds; Margin Regulations . The proceeds of the Loans made and the Letters of Credit issued under this Agreement are intended to be and shall be used solely for the purposes set forth in and permitted by
Section 6.09
, and are intended to be and shall be used in compliance with
Section 7.04
.
Neither the Company nor any of its Subsidiaries is generally engaged in the business of purchasing or selling
Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.
SECTION 5.08. Title to Properties . The Company and each of its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real Property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect.
SECTION 5.09. Regulated Entities
. None of the Company, any Person controlling the Company,

or any
Subsidiary of the Company, is an “Investment Company” within the meaning of the Investment Company Act of 1940.
SECTION 5.10. Patents, Trademarks and Licenses, Etc . The Company and its Subsidiaries own or are
licensed or otherwise have the right to use all of the material patents, trademarks, service marks, trade names, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any intellectual property-related statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company,

proposed, which, in either case, could
reasonably be expected to have a Material Adverse Effect.
SECTION 5.11. Financial Information . The (i) consolidated balance sheet of the Company as of May
31, 2020 and the related consolidated statements of earnings, stockholders’ equity and cash flows for the fiscal year then ended, reported on by KPMG LLP,

and included in the Company’s Form 10-K for such fiscal year and (ii) the unaudited consolidated financial statements of the Company as of the fiscal quarters ended August
30, 2020, November 29, 2020 and February 28, 2021 included in the Company’s Form 10-Q for such fiscal quarter, in each case of clauses (i) and (ii), fairly present, in conformity with GAAP,

the consolidated financial
position of the Company as of such date and its consolidated results of operations and cash flows for such fiscal period.
SECTION 5.12. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company,

its Subsidiaries and their
respective directors, officers, employees and agents (acting in their capacity as such) with Anti-Corruption
Laws and applicable Sanctions. None of (a) the Company, any Subsidiary or to the knowledge of the Company or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the
Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.
SECTION 5.13.

Pricing Certificates.
Each Pricing Certificate (if any) delivered pursuant to Section
6.02(d) is true and correct in all material respects; provided that, for the avoidance of doubt, it is understood and
agreed that any Pricing Certificate Inaccuracy shall not constitute a Default or Event of Default so long as the
Company complies with the terms of Section 2.17(d) with respect to such Pricing Certificate Inaccuracy.

ARTICLE 6
A
FFIRMATIVE
C
OVENANTS
The Company covenants and agrees that, so long as any Bank shall have any Revolving Commitment or
Letter of Credit Liabilities hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

SECTION 6.01. Financial Statements . The Company shall furnish to the Administrative Agent for duplication and distribution to the Banks:
(a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the
Company’s Form 10-K Annual Report for such year as filed with the Securities and Exchange Commission and its Annual Report to Shareholders for such year, and accompanied by the opinion of KPMG LLP or another nationally-recognized independent public accounting firm which shall state that the Company’s consolidated financial statements contained in such reports present fairly the financial position for the periods indicated in conformity with GAAP.

Such opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the Company’s or any Subsidiary’s records;
(b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each year, a copy of the Company’s

Form 10-Q Quarterly Report for such quarter as filed with the Securities and Exchange Commission; and
(c) concurrently with the furnishing of each 10-Q Quarterly Report referred to in
Section 6.01(b)
above, a certificate of a Responsible Officer stating (i) the Company’s Ratio of Earnings to Fixed Charges for
the period ending with the respective fiscal quarter of the Company reflected in such 10-Q Quarterly Report, and (ii) showing in detail the calculations supporting the determination of such ratio.

SECTION 6.02. Certificates; Other Information . The Company shall furnish to the Administrative
Agent for duplication and distribution to each Bank:
(a) concurrently with the delivery of the financial statements referred to in subsection
6.01(a)

above, a
certificate of a Responsible Officer (i) stating that no Default or Event of Default has occurred during such period except as specified (by applicable subsection reference) in such certificate, and (ii) showing in detail the calculations supporting such statement in respect of
Section 7.05
;

(b) promptly after the same are sent, copies of all financial statements and reports which the Company sends to its shareholders; and promptly after the same are filed, copies of all financial statements and regular, periodical or special reports which the Company may make to, or file with, the Securities and Exchange
Commission or any successor or similar Governmental Authority (other than Form S-8s, pricing supplements to
Form S-3s, Form 8-Ks filing only exhibits to Form S-3s, Form 11-Ks, and Forms 3, 4 and 5); provided that this
subsection
(b)

shall not require the Company to furnish any statements or reports which it has previously furnished to the Administrative Agent and the Banks;

(c) (i) promptly, such additional business, financial, corporate affairs and other information as the
Administrative Agent, at the request of any Bank, may from time to time reasonably request and (ii) promptly following any request therefor, provide information and documentation reasonably requested by the
Administrative Agent or any Bank for purposes of compliance with applicable “know your customer” and anti-
money laundering rules and regulations, including, without limitation, the PATRIOT

Act and the Beneficial
Ownership Regulation; and

(d) as soon as available and in any event within one year following the end of each fiscal year of the
Company (commencing with the fiscal year ending May 30, 2021), a Pricing Certificate for the most recently-
ended fiscal year; provided, that,

for any fiscal year the Company may elect not to deliver a Pricing Certificate, and such election shall not constitute a Default or Event of Default (but such failure to so deliver a Pricing
Certificate by the end of such year-long period shall result in the Sustainability Margin Adjustment and the
Sustainability Fee Adjustment being applied as set forth in Section 2.17(c)).

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on
Schedule 10.02; or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Bank and the Administrative Agent have access (whether a commercial, third-
party website or whether sponsored by the Administrative Agent); provided that: (i) the Company shall deliver
paper copies of such documents to the Administrative Agent or any Bank upon its request to the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative
Agent or such Bank and (ii) the Company shall notify the Administrative Agent and each Bank (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.

The Administrative Agent shall have no
obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Bank for delivery, and each Bank shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
The Company hereby acknowledges that (a) the Administrative Agent and/or any Lead Arranger may,
but shall not be obligated to, make available to the Banks and the Issuing Banks materials and/or information provided by or on behalf of the Company hereunder (collectively, “ Company Materials ”) by posting the
Company Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system
(the “ Platform ”) and (b) certain of the Banks (each, a “ Public Bank ”) may have personnel who do not wish to receive material non-public information with respect to the Company or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.

The Company hereby agrees that so long as the Company is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Company Materials that are to be made available to
Public Banks shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Company Materials
“PUBLIC,” the Company shall be deemed to have authorized the Administrative Agent, the Lead Arrangers, the
Issuing Banks and the Banks to treat such Company Materials as not containing any material non-public information with respect to the Company or its securities for purposes of United States Federal and state securities laws ( provided , however , that to the extent such Company Materials constitute Information, they shall be treated as set forth in Section 10.10); (y) all Company Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative
Agent and the Lead Arrangers shall be entitled to treat any Company Materials that are not marked “PUBLIC”
as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”
SECTION 6.03. Notices . The Company shall promptly notify the Administrative Agent (which shall promptly thereafter notify each Bank):
(a) of the occurrence of any Default or Event of Default;

(b) of (i) any breach or non-performance of, or any default under, any Contractual Obligation of the
Company or any of its Subsidiaries which could foreseeably result in a Material Adverse Effect; and (ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority which could foreseeably result in a Material Adverse
Effect; and
(c) of the commencement of any litigation or proceeding affecting the Company or any Subsidiary (i)
which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (ii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan
Document.
Each notice pursuant to this
Section 6.03

shall be accompanied by a written statement by a Responsible Officer of the Company setting forth details of the occurrence referred to therein, and stating in general what action the
Company proposes to take with respect thereto. Each notice under subsection
6.03(a)

shall describe with
particularity any and all clauses or provisions of this Agreement or other Loan Document that have been breached or violated.
SECTION 6.04. Preservation of Corporate Existence, Etc . Subject to
Section 7.02
, the Company shall,
and shall cause each of its Material Subsidiaries to:
(a) preserve and maintain in full force and effect its corporate or limited liability company existence and good standing under the laws of its state or jurisdiction of incorporation or formation;
(b) preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises, the non-preservation or non-maintenance of which could reasonably be expected to have a
Material Adverse Effect;
(c) remain in, and continue to operate substantially in, the food products business; and
(d) preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation or non-renewal of which could reasonably be expected to have a Material Adverse Effect.
SECTION 6.05. Insurance . The Company shall, and shall cause its Material Subsidiaries to, (a) insure and maintain insurance with responsible insurance companies in such amounts and against such risks as is customarily carried by owners of similar businesses and property, or (b) maintain a system or systems of self-
insurance or assumption of risk which accords with the practices of similar businesses.
SECTION 6.06. Payment of Obligations . The Company will, and will cause each of its Subsidiaries to, pay its obligations, including tax liabilities, that, collectively or individually, if not paid, could result in a
Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.
SECTION 6.07. Compliance with Laws
.

(a)

The Company shall comply, and shall cause each of
its Subsidiaries to comply, in all material respects with all Requirements of Law (including, without limitation,
Environmental Laws) of any Governmental Authority having jurisdiction over it or its business, except such as may be contested in good faith or as to which a bona fide dispute may exist and where non-compliance could not be expected to result in a Material Adverse Effect.

(b) The Company will maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers,

employees and agents with
Anti-Corruption Laws and applicable Sanctions.
SECTION 6.08. Inspection of Property and Books and Records . The Company shall maintain and shall cause each of its Subsidiaries to maintain books of record and account in conformity with GAAP consistently applied. Subject to such confidentiality restrictions as the Company may reasonably impose, the Company shall permit, and shall cause each of its Subsidiaries to permit, representatives and independent contractors of the
Administrative Agent or any Bank to visit and inspect any of their respective Properties, to examine their respective records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at such reasonable times during normal business hours, upon reasonable advance notice to the Company; provided , however , when an Event of Default exists the Administrative Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.
SECTION 6.09. Use of Proceeds . The Company shall use the Letters of Credit and the proceeds of the
Loans solely for general corporate purposes but not in contravention of any Requirement of Law.

No Loan, nor
the proceeds from any Loan, shall be used, directly or indirectly, or lent, contributed, provided or otherwise made available to any Subsidiary, joint venture partner or other Person, (x) in furtherance of an offer,

payment,
promise to pay, or authorization of the payment or giving of money,

or anything else of value, to any Person in
violation of any Anti-Corruption Laws or (y) to fund, finance or facilitate any activity or business in any
Sanctioned Country or of or with any Sanctioned Person, except to the extent licensed or otherwise authorized under U.S. law, or in any other manner that will result in any violation of applicable Sanctions by any Person
(including any Bank, any Lead Arranger, the Administrative Agent or any other party hereto).
ARTICLE 7
N
EGATIVE
C
OVENANTS
The Company hereby covenants and agrees that, so long as any Bank shall have any Revolving
Commitment or Letter of Credit Liabilities hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:
SECTION 7.01. Limitation on Liens . The Company shall not, and shall not suffer or permit any of its
Subsidiaries to, directly or indirectly, make, create, incur,

assume or suffer to exist any Lien upon or with
respect to any part of its Property, whether now owned or hereafter acquired, other than the following:
(a) any Lien existing on the Property of the Company or its Subsidiaries on the Closing Date securing
Indebtedness outstanding on such date;
(b) any Lien created under any Loan Document;
(c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by
Section 6.06
;
provided

that no Notice of Lien has been filed or recorded under the Code;
(d)
carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s,

repairmen’s or other similar
Liens arising in the Ordinary Course of Business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto;

(e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the
Ordinary Course of Business in connection with workers’ compensation, unemployment insurance and other social security legislation;
(f) Liens on the Property of the Company or any of its Subsidiaries securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases and statutory obligations, (ii)
contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature, in each case, incurred in the Ordinary Course of Business; provided that all such Liens in the aggregate would not
(even if enforced) cause a Material Adverse Effect;
(g) Liens consisting of judgment or judicial attachment liens; provided that the enforcement of such
Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its
Subsidiaries do not exceed $100,000,000;
(h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the Ordinary
Course of Business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;
(i) Liens on assets of Persons which become Subsidiaries after the date of this Agreement; provided , however , that such Liens existed at the time the respective Persons became Subsidiaries and were not created in anticipation thereof;
(j) purchase money security interests on any Property acquired or held by the Company or its
Subsidiaries in the Ordinary Course of Business securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such Property; provided that (i) any such Lien attaches to such
Property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the
Property so acquired in such transaction and (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such Property;
(k) Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the Company or any of its
Subsidiaries to provide collateral to the depository institution;
(l) other Liens on Property (including Liens in excess of the amounts permitted by clauses
(a)

through
(k)

hereof);
provided

that the sum of the aggregate Indebtedness secured by such other Liens (exclusive of
Indebtedness secured by Liens permitted by clauses
(a)

through
(k)

hereof) shall not exceed an amount equal to
five percent (5%) of the Company’s total assets as shown on its consolidated balance sheet for its most recent prior fiscal quarter;
provided ,

however
, that for purposes of this
Section 7.01
, the term “Property” shall exclude the Company’s
common and cumulative preference stock, short and long-term marketable securities and options or other financial derivative instruments related to any of the foregoing.

SECTION 7.02. Fundamental Changes . The Company shall not (i) consolidate or merge with or into any other Person or

(ii) sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), directly or indirectly, all or substantially all of its assets to any other Person; provided that, if at
the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing any Person may merge into the Company in a transaction in which the Company is the surviving corporation.
SECTION 7.03. Transactions with Affiliates . The Company shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary
(other than the Company or a Subsidiary) except (a) as expressly permitted by this Agreement, (b) in connection with the repurchase by the Company of common stock of the Company, or (c) in the Ordinary Course of
Business and pursuant to the reasonable conduct of the business of the Company or such Subsidiary.
SECTION 7.04. Margin Stock . The Company shall not and shall not suffer or permit any of its
Subsidiaries to use any portion of the Loan proceeds, directly or indirectly, to purchase or carry Margin

Stock in
violation of the Exchange Act or any regulation issued pursuant thereto, including, without limitation,
Regulations T, U and X of the Federal Reserve Board.
SECTION 7.05. Ratio of Earnings to Fixed Charges . The Company shall not permit its Ratio of
Earnings to Fixed Charges as determined for any period of four (4) consecutive fiscal quarters of the Company to be less than 2.5 to 1.0. During the term of this Agreement, the Company shall continue to compute its Ratio of Earnings to Fixed Charges in the same manner as computed in the Company’s Form 10-K Annual Report for the period ended May 31, 2020 and shall continue to report such ratio to the Administrative Agent on a quarterly basis concurrently with the delivery of the financial statements referred to in subsections
6.01(a)

and
6.01(b).
SECTION 7.06. Payments by Material Subsidiaries . Neither the Company nor any of its Material
Subsidiaries will enter into or suffer to exist any consensual agreement or arrangement which would by its express terms limit the ability of any Material Subsidiary to pay any dividend to or otherwise advance funds to the Company; provided

that this
Section 7.06

shall not apply to existing agreements or arrangements governing
Yoplait

S.A.S.
ARTICLE 8
E
VENTS OF
D
EFAULT
SECTION 8.01. Event of Default . Subject to the provisos at the end of this section, any of the following shall constitute an “ Event of Default ”:
(a) Non-Payment . The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or any Reimbursement Obligation, or (ii) within three (3) Business Days after the same shall become due, any interest, fee or any other amount payable hereunder or pursuant to any other Loan
Document; or
(b) Representation or Warranty . Any representation or warranty by the Company made or deemed made herein, in any Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, or its Responsible Officers, furnished at any time under this Agreement,

or in or
under any Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

(c) Specific Defaults . The Company fails to perform or observe any term, covenant or agreement contained in
Section 6.03(a)
,
Section 6.04(a)

(but only with respect to the corporate existence of the Company),
Section 6.09

or
Article 7
; or

(d) Other Defaults . The Company fails to perform or observe any other term or covenant contained in this Agreement or any Loan Document, and such default shall continue unremedied for a period of

(i) 10 days,
in the case such default arises under Section
6.03(b)

or
6.03(c)
, or (ii) 30 days, in the case of any other such
default, after the date upon which written notice thereof is given to the Company by the Administrative Agent or any Bank; or
(e) Cross-Default . The Company or any Material Subsidiary shall (i) fail to pay when due, subject to the applicable grace period, if any, whether at stated maturity or otherwise, any principal of, interest on, or premiums, fees or expenses or any other amounts relating to, any Material Indebtedness,

or (ii) fail to observe
or perform, subject to the applicable grace period, if any, any other term, covenant, condition or agreement contained in any instrument or agreement evidencing, securing or relating to any Material Indebtedness if the effect thereof is to cause, or permit the holder or holders of any such Material Indebtedness,

or a trustee or agent
on behalf of such holder or holders (collectively, the “ holder ”), to cause, such Material Indebtedness to become due prior to its stated maturity; provided, however, that no Event of Default shall exist hereunder if such failure or default has been waived by the holder thereof; or
(f)
Insolvency; Voluntary

Proceedings
. The Company or any of its Material Subsidiaries (i) generally fails to pay, or admits in writing its inability to pay,

its debts as they become due, subject to applicable grace
periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or
(g) Involuntary Proceedings . (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company’s or any Material Subsidiaries’
Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator,

mortgagee in possession (or agent
therefor), or other similar Person for itself or a substantial portion of its Property or business; or
(h) ERISA and Foreign Plans . (i) The Company or an ERISA Affiliate shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under
Section 412(d) of the Code, and such failure could result in liability of more than $150,000,000; (ii) in the case of an ERISA Event involving the withdrawal from a Plan of a “substantial employer” (as defined in Section
4001(a)(2) or Section 4062(e) of ERISA), the withdrawing employer’s proportionate share of that Plan’s
Unfunded Pension Liabilities is more than $150,000,000; (iii) in the case of an ERISA Event involving the complete or partial withdrawal from a Multiemployer Plan, the withdrawing employer has incurred a
Withdrawal Liability in an aggregate amount exceeding $150,000,000; (iv) in the case of an ERISA Event not described in clause (ii) or (iii), the Unfunded Pension Liabilities of the relevant Plan or Plans exceed
$150,000,000; or (v) in the case of a Foreign Plan Event, the Company or a Subsidiary shall incur liability in an aggregate amount exceeding $150,000,000; or

(i) Monetary Judgments . There shall be entered against the Company or any Material Subsidiary one or more final judgments or decrees for the payment of money which in the aggregate exceed (to the extent not
(x) paid or covered by insurance or (y) reserved against) $150,000,000, and such judgments or decrees shall not have been vacated, discharged, stayed or appealed within the applicable period for appeal from the date of entry thereof;
provided ,

however
, that if no Loan or Letter of Credit is outstanding at the time any event or circumstance specified in paragraph
(b)
,
(c)
,
(d)
,
(e)
,
(h)

or
(i)

of this
Section 8.01

shall occur or arise, then any such event or
circumstance shall not be deemed an Event of Default, but the Administrative Agent shall, at the request of, or may, with the consent of, the Majority Banks, declare the Revolving Commitment of each Bank to make Loans and the obligation of each Issuing Bank to issue any Letter of Credit to be terminated, whereupon such
Revolving Commitments and the obligation of each Issuing Bank to issue any Letter of Credit shall forthwith be terminated and the Company shall promptly pay to the Administrative Agent all accrued but unpaid amounts then outstanding under this Agreement or under any other Loan Document; provided ,

further
, however , that:
(i) the Company shall promptly notify the Administrative Agent and each Bank of any such event or circumstance, and
(ii) the obligation of each Bank to make any Loan hereunder or to issue any Letter of Credit shall be immediately suspended for so long as any such event or circumstance shall continue to exist.
SECTION 8.02. Remedies . If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Majority Banks,

(a) declare the Revolving Commitment of each Bank to make Loans and the obligation of each
Issuing Bank to issue any Letter of Credit to be terminated, whereupon such Revolving Commitments and such obligation of each Issuing Bank to issue any Letter of Credit shall forthwith be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, any outstanding Reimbursement Obligation in respect of any drawing under a Letter of Credit and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and
(c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;
provided ,

however
, that upon the occurrence of any event specified in paragraph
(f)

or
(g)

of
Section 8.01

above
(in the case of clause Error! Reference source not found.

of paragraph
(g)

upon the expiration of the 60-day
period mentioned therein), the obligation of each Bank to make Loans and the obligation of each Issuing Bank to issue any Letter of Credit shall automatically terminate and the unpaid principal amount of all outstanding
Loans and any outstanding Reimbursement Obligations and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent or any Bank.

SECTION 8.03. Cash Cover . The Company agrees, in addition to the provisions in Sections
8.01

and
8.02
, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the
Administrative Agent upon the instruction of the Majority Banks or any Issuing Bank having an outstanding
Letter of Credit, pay to the Administrative Agent an amount in immediately available funds (which shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent) equal to the aggregate amount available for drawing under all Letters of Credit outstanding at such time (or, in the case of a request by an
Issuing Bank, all such Letters of Credit issued by it), provided that, upon the occurrence of any Event of Default
specified in clause
(f)

or
(g)

of
Section 8.01

above with respect to the Company, and on the Revolving
Termination Date, the Company shall pay such amount forthwith without any notice or demand or any other act by the Administrative Agent, any Issuing Bank or any Bank. Amounts so held shall be invested by the
Administrative Agent upon the instruction and for the account of the Company in short-term U.S. government securities.
SECTION 8.04. Rights Not Exclusive . The rights provided for in this Agreement and the other Loan
Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.
ARTICLE 9
T
HE
A
GENTS
SECTION 9.01. Appointment and Authorization . Each Bank and Issuing Bank hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.

The provisions of this Article are solely for the benefit of the Administrative Agent, the Banks and the Issuing Bank, and the Company shall not have rights as a third party beneficiary of any of such provisions.

Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.
SECTION 9.02. Delegation of Duties . The Administrative Agent may execute any of its duties and exercise its rights and powers under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any Administrative Agent-Related Person.

The exculpatory provisions of this Article shall apply
to any such sub-agent and to the Administrative Agent-Related Persons, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as
Administrative Agent.

The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

SECTION 9.03. Liability of Administrative Agent . None of the Administrative Agent-Related Persons
shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this
Agreement, any Letter of Credit or any other Loan Document (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof,
contained in this Agreement, in any Letter of Credit or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement, any Letter of Credit or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Letter of Credit or any other
Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, any Letter of Credit or any other Loan Document, or to inspect the Properties, books or records of the Company or any of the Company’s Subsidiaries or Affiliates.
SECTION 9.04. Reliance by Administrative Agent
.

(a)

The Administrative Agent shall be entitled
to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation
(including, without limitation, telephonic or electronic notices, Internet or intranet website posting or other distribution, Notices of Borrowing and Notices of Conversion/Continuation) reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.

The Company shall indemnify the Administrative Agent, the Issuing Bank, each Bank and their respective Affiliates and their and their respective Affiliates’ partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the
Company.

The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.

The
Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority
Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the
Banks.
(b) For purposes of determining compliance with the conditions specified in
Section 4.01
, each Bank
that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by the Administrative Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

SECTION 9.05. Notice of Default . The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Banks, unless the Administrative Agent shall have received written notice from a Bank or the Company referring to this
Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Default or Event of
Default as shall be requested by the Majority Banks in accordance with
Article 8
; provided ,

however
, that
unless and until the Administrative Agent shall have received any such request, the Administrative Agent may
(but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.
SECTION 9.06. Credit Decision
.

(a) Each Bank and each Issuing Bank expressly acknowledges that the Administrative Agent-Related
Persons, the Agents, the Sustainability Coordinator and the Lead Arrangers have not made any representation or warranty to it, and that no act by the Administrative Agent-Related Persons, the Agents, the Sustainability
Coordinator or the Lead Arrangers hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of the Company or any Affiliate thereof, shall be deemed to constitute any representation or warranty by Administrative Agent-Related Persons, the Agents, the Sustainability Coordinator
or the Lead Arrangers to any Bank or any Issuing Bank as to any matter, including whether the Administrative
Agent-Related Persons, the Agents, the Sustainability

Coordinator and the Lead Arrangers have disclosed
material information in their (or their Related Parties’) possession.

Each Bank and each Issuing Bank
represents to the Administrative Agent-Related Persons, the Agents, the Sustainability Coordinator and the
Lead Arrangers that it has, independently and without reliance upon the Administrative Agent-Related Persons, the Agents, the Sustainability Coordinator, the Lead Arrangers,

any other Bank or any of their respective
Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder.

Each Bank and each Issuing Bank also acknowledges that it
will, independently and without reliance upon the Administrative Agent-Related Persons, the Agents, the
Sustainability Coordinator,

the Lead Arrangers, any other Bank or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other
Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company.

Each Bank and each Issuing Bank represents and
warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Bank or Issuing Bank for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Bank or Issuing Bank,

and not for the purpose of
purchasing, acquiring or holding any other type of financial instrument, and each Bank and each Issuing Bank agrees not to assert a claim in contravention of the foregoing. Each Bank and each Issuing Bank represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Bank or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

(b) Each Bank and each Issuing Bank further acknowledges that BofA Securities, Inc. is acting as
Sustainability Coordinator to the Company in connection with this Agreement.

The Agents, the Sustainability
Coordinator and the Lead Arrangers, each acting in such capacities, make no any assurances as to (i) whether the facilities under this Agreement meet any Bank’s criteria or expectations with regard to environmental impact and sustainability performance, or (ii) whether the characteristics of the relevant key performance indicators to which the Company will link a potential Applicable Margin step-up or step-down, including their environmental and sustainability criteria, meet any industry standards for sustainability-linked credit facilities and (b) each Bank should perform its own independent investigation and analysis of the facilities under this
Agreement and whether such facilities meet its own criteria or expectations with regard to environmental impact and/or sustainability performance.
SECTION 9.07. Indemnification . The Banks shall indemnify upon demand the Administrative
Agent-Related Persons, the Sustainability Coordinator and any Issuing Bank (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably in accordance with their respective Revolving Commitments, or if no Revolving Commitments are in effect, in accordance with their respective outstanding Loans, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans and the termination or resignation of the
Administrative Agent) be imposed on, incurred by or asserted against any such Person any way relating to or arising out of this Agreement, any Letter of Credit or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided ,

however
, that no Bank shall be liable for the
payment to the Administrative Agent-Related Persons or the Sustainability Coordinator of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from such Person’s gross negligence or willful misconduct. Without limitation of the
foregoing, each Bank shall reimburse the Administrative Agent, the Sustainability Coordinator and any Issuing
Bank upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs)
incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any Letter of Credit, any other Loan
Document, or any document contemplated by or referred to herein to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Company. Without limiting the generality of the
foregoing, if the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or properly executed, or because such Bank failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the
Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this
Section 9.07
, together with all costs and expenses and attorneys’
fees (including Attorney Costs).

A certificate as to the amount of such liability delivered to any Bank by the
Administrative Agent shall be conclusive absent manifest error.

Each Bank hereby authorizes the
Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under any Loan
Document or otherwise payable by the Administrative Agent to the Bank from any source against any amount due to the Administrative Agent under this Section 9.07.

The obligation of the Banks in this
Section 9.07

shall
survive the payment of all Obligations hereunder.

SECTION 9.08 . Administrative Agent in Individual Capacity . Bank of America and its Affiliates may
make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the
Company and its Subsidiaries and Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Company or its Affiliates
(including information that may be subject to confidentiality obligations in favor of the Company or such
Affiliates) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Administrative Agent, and the terms “Bank” and “Banks” shall include Bank of America in its individual capacity.
SECTION 9.09. Successor Administrative Agent
.

(a) The Administrative Agent may resign as Administrative Agent upon 30 days’ notice to the Banks.
If the Administrative Agent shall resign as Administrative Agent under this Agreement, the Company shall appoint from among the Banks a successor agent for the Banks (unless an Event of Default then exists in which case the Majority Banks shall appoint the successor agent). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor agent and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this
Article 9

and Sections
10.04

and
10.05

shall inure to its benefit as to any actions taken or
omitted to be taken by it (i) while it was Administrative Agent under this Agreement and (ii) after such resignation for as long as it continues to act in any capacity hereunder or under the other Loan Documents, including in respect of any actions taken in connection with transferring the agency to any successor agent.

If
no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall
nevertheless thereupon become effective (except that in the case of any collateral security held by the
Administrative Agent on behalf of the Banks under any of the Loan Documents, the retiring Administrative
Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Company or the Majority Banks appoint a successor agent as provided for above.
(b) Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Bank.

If Bank of America resigns as Issuing Bank, it shall retain all the rights, powers, privileges and duties of the Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Bank and all Letter of Credit Liabilities with respect thereto, including the right to require the Banks to make Base Rate Loans or fund risk participations in
Reimbursement Obligations pursuant to
Section 2.15(c)
.

Upon the appointment by the Company of a successor
Issuing Bank and the acceptance of such appointment by the applicable Issuing Bank hereunder (which successor shall in all cases be a Bank other than a Defaulting Bank), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank, (b) the retiring
Issuing Bank shall be discharged from all of its duties and obligations hereunder or under the other Loan
Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of
Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of
America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

SECTION 9.10. Lead Arrangers, Sustainability Coordinator and Other Agents . Anything herein to the contrary notwithstanding, none of the Lead Arrangers, the Syndication Agent, the Documentation Agents or the
Sustainability Coordinator listed on the cover page hereof shall have any obligation, liability,

responsibility or
duty under this Agreement other than those in its capacity, as applicable, as the Administrative Agent, a Bank or
Issuing Bank hereunder. Each Bank acknowledges that it has not relied, and will not rely,

on the Syndication
Agent, the Documentation Agents or Sustainability Coordinator in deciding to enter into this Agreement or in taking or not taking action hereunder. The Lead Arrangers, the Syndication Agent, the Documentation Agents
and Sustainability Coordinator shall have the express benefit of this
Section 9.10

and Sections
10.05

and
10.07.
SECTION 9.11. Certain ERISA Matters
.

(a) Each Bank (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a
Bank party hereto, for the benefit of, the Administrative Agent and each Lead Arranger and their respective
Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company,

that at least one of the
following is and will be true:
(i) such Bank is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the
Letters of Credit or the Revolving Commitments;
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers),
PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts),
PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement;
(iii) (A) such Bank is an investment fund managed by a “Qualified Professional Asset
Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Bank to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the
Revolving Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g)
of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a)
of Part I of PTE 84-14 are satisfied with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and
this Agreement; or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Bank.

(b) In addition, unless either (1) sub-clause
(i)

in the immediately preceding clause
(a)

is true with
respect to a Bank or (2) a Bank has provided another representation, warranty and covenant as provided in sub-
clause
(iv)

in the immediately preceding clause
(a)
, such Bank further (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent and each Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company, that the Agents, the Sustainability Coordinator,

any Lead Arranger or any of their respective
Affiliates are not a fiduciary with respect to the assets of such Bank involved in such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and
this Agreement (including in connection with the reservation or exercise of any rights by the Administrative
Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
SECTION 9.12
.

Recovery of Erroneous Payments.

Without limitation of any other provision in this
Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Bank (the
“ Credit Party ”), whether or not in respect of an Obligation due and owing by the Company at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable
Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party

in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the
Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.

The Administrative Agent shall inform
each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.
ARTICLE 10
M
ISCELLANEOUS
SECTION 10.01. Amendments and Waivers . Subject to Section 3.05, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the
Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks, the
Company (and if the rights or duties of any Issuing Bank are affected thereby,

by it) and acknowledged by the
Administrative Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided ,

however
, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks, the Company and acknowledged by the Administrative Agent, do any of the following:
(a) extend or increase the Revolving Commitment of any Bank (or reinstate any Revolving
Commitment terminated pursuant to subsection
8.02(a)
) or subject any Bank to any additional obligations;
(b) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder, under any Loan Document or the latest permitted expiry date for
Letters of Credit;
(c) reduce the principal of, or the rate of interest specified herein on any Loan or any Reimbursement
Obligation, or any fees or other amounts payable hereunder or under any Loan Document;

(d)
change the percentage of the Revolving Commitments or of the Total Outstanding Amount,

which
shall be required for the Banks or any of them to take any action hereunder or change the definition of Majority
Banks;
(e) amend this
Section 10.01

or any provision providing for consent or other action by all Banks; or
(f) alter the pro rata treatment of the Banks under Section
2.05

or
2.13

or any other provision
providing for pro rata treatment;
(g) amend Section 1.04 or the definition of “Alternative Currency”;
and, provided ,

further
, that no amendment, waiver or consent shall, unless in writing and signed by such Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of any Agent under this Agreement or any other Loan Document.
Notwithstanding any provision herein to the contrary, if the Company consummates an acquisition that materially impacts its performance with respect to the KPI Metrics (as reasonably determined by the
Administrative Agent and the Company in good faith), then the Company and the Administrative Agent shall be permitted to amend Section 2.17 (and any related provision of this Agreement to the extent necessary to modify the substance of Section 2.17) in a manner that does not increase the Sustainability Spread Adjustments;
provided

that such amendment shall become effective fifteen (15) Business Days after such amendment is posted to the Banks, unless the Majority Banks object to such amendment within ten (10) Business Days after such posting.

In addition and notwithstanding any provision herein to the contrary, if the Administrative Agent and the
Company, acting together,

identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Company shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.
SECTION 10.02. Notices; Effectiveness; Electronic Communication
.

(a)

Notices Generally
.

Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i) if to the Company, the Administrative Agent or the Issuing Bank, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule
10.02; and

(ii) if to any other Bank, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Bank on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Bank).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

Notices and other communications delivered through electronic communications to the extent provided in sub clause (b) below, shall be effective as provided in such clause (b).
(b) Electronic Communications . Notices and other communications to the Banks and the Issuing
Banks hereunder may be delivered or furnished by electronic communications (including e mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent;
provided

that the foregoing shall not apply to notices to any Bank or Issuing Bank pursuant to Article 2 if such
Bank has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.

The Administrative Agent, Issuing Bank or the Company may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided

that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an
e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided

that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
The Company acknowledges and agrees that any agreement of the Administrative Agent and the Banks in
Article 2

herein to receive certain notices by telephone, facsimile or other electronic method is solely for the convenience and at the request of the Company. The Administrative Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Administrative Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Administrative Agent or the Banks in reliance upon such telephonic, facsimile or other electronic notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Administrative Agent and the Banks to receive written confirmation of any telephonic,

facsimile or other electronic notice or the receipt by the Administrative Agent and the Banks of a confirmation which is at variance with the terms understood by the Administrative Agent and the Banks to be contained in the telephonic, facsimile or other electronic notice.

(c)
THE PLATFORM

IS PROVIDED “AS IS” AND “AS AVAILABLE.”

THE AGENT PARTIES
(AS DEFINED BELOW) DO NOT WARRANT

THE ACCURACY OR COMPLETENESS OF THE
COMPANY

MATERIALS

OR THE ADEQUACY OF THE PLATFORM,

AND EXPRESSLY

DISCLAIM
LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE COMPANY

MATERIALS.

NO WARRANTY
OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY,

INCLUDING ANY WARRANTY

OF
MERCHANTABILITY,

FITNESS FOR A PARTICULAR

PURPOSE, NON-INFRINGEMENT OF THIRD
PARTY

RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY
AGENT PARTY

IN CONNECTION WITH THE COMPANY

MATERIALS

OR THE PLATFORM.

In no
event shall the Lead Arrangers, the Agents, the Sustainability Coordinator or any of their respective Related
Parties (collectively, the “ Agent Parties
”) have any liability to the Company,

any Bank, any Issuing Bank or
any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Company’s or the Administrative Agent’s transmission of Company Materials or
notices through the platform, any other electronic platform or electronic messaging service, or through the
Internet.
SECTION 10.03.
No Waiver;

Cumulative Remedies
. No failure to exercise and no delay in exercising,
on the part of any Agent or Bank, any right, remedy, power or privilege hereunder,

shall operate as a waiver
thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
SECTION 10.04. Costs and Expenses . The Company shall, whether or not the transactions contemplated hereby shall be consummated:
(a) pay or reimburse Bank of America (including in its capacity as Administrative Agent) within fifteen Business Days after demand (subject to subsection
4.01(e)
) for all reasonable, demonstrable costs and
out-of-pocket expenses incurred by Bank of America (including in its capacity as Administrative Agent) in connection with the development, preparation, delivery and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the reasonable Attorney Costs incurred by Bank of
America (including in its capacity as Administrative Agent) with respect thereto as agreed in the Fee Letters;
and
(b) pay or reimburse each Bank and the Administrative Agent within fifteen Business Days after demand (subject to subsection
4.01(e)
) for all costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any “workout” or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding) under this Agreement, any Letter of Credit, any other Loan Document, and any such other documents, including Attorney Costs incurred by the Administrative Agent and any Bank or Issuing Bank.

SECTION 10.05. Indemnity
.

(a)

The Company shall pay, indemnify,

and hold each Bank, Agent,
Lead Arranger and the Sustainability Coordinator and each of their respective Affiliates, officers, directors, employees, counsel, agents and attorneys-in-fact (each, an “ Indemnified Person ”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, investigations, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever with respect to the preparation, execution, delivery, modification, amendment, enforcement, performance and administration of this Agreement, any Letter of Credit and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any Insolvency
Proceeding or appellate proceeding) related to this Agreement, the Loans, any Letter of Credit or the use of the
proceeds thereof, whether or not any Indemnified Person is a party thereto and whether such investigation, litigation or proceeding is brought by the Company or any other party (all the foregoing, collectively, the
“ Indemnified Liabilities ”); provided

that the Company shall have no obligation hereunder to any Indemnified
Person with respect to Indemnified Liabilities to the extent resulting from (i) the gross negligence, willful misconduct or bad faith of such Indemnified Person as determined by a court of competent jurisdiction in a final and non-appealable judgment,

(ii) a claim brought by the Company against an Indemnified Person for a material breach of such Indemnified Person’s obligations hereunder or under any other Loan Document, if the Company has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (iii) a claim not involving an act or omission of the Company and that is brought by an
Indemnified Person against another Indemnified Person (other than against the Sustainability Coordinator, Lead
Arrangers or the Agents in their capacities as such). The agreements in this
Section 10.05

shall survive payment
of all other Obligations and termination of this Agreement. This
Section 10.05

shall not apply with respect to
taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-tax claim.
(b) An Indemnified Person shall give prompt notice to the Company of any claim asserted in writing, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder;
provided

that the omission so to notify the Company will not relieve the Company from any liability, if any, which it may have to the Indemnified Person otherwise than under subsection 10.05(a) unless and to the extent that the Company shall have been damaged by the delay in notification or the failure to be notified.
(c) The Indemnified Person shall assist the Company in the defense of any such action or proceeding by arranging discussions with (and the calling as witnesses of) relevant officers, directors, employees and agents of the Indemnified Person and providing reasonable access to relevant books and records. The Company shall have the right to, and shall at the request of the Indemnified Person, participate in, and assume the defense of, any such action or proceeding at its own expense using counsel mutually acceptable to the Company and the
Indemnified Person. In any such action or proceeding which the Company has participated in or assumed the defense of, the Indemnified Person shall have the right to retain separate counsel, but the fees and expenses of such counsel shall be at its own expense unless the named parties to any such suit, action or proceeding
(including any impleaded parties) include both the Company and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them it being understood and agreed that the Company shall not have liability for the fees and expenses of more than one firm (in addition to local counsel) which shall be retained to act in such circumstances for all of the
Indemnified Parties; provided ,

however
, that the Company shall have the liability for the fees and expenses of more than one firm if such firm or firms has or have been retained due to actual or potential differing interests among the Indemnified Parties.

(d) The Company shall not be liable under this
Section 10.05

for any settlement effected without its
consent (such consent not to be unreasonably withheld or delayed) of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder. The Company may settle any claim without the consent of the Indemnified Person if monetary damages are paid in full by the Company; provided that the Company
shall not make any admission of wrongdoing by such Indemnified Person and all claimants shall execute a full release in favor of such Indemnified Person. An Indemnified Person shall, subject to its reasonable business needs, use reasonable efforts to minimize the indemnification sought from the Company under this
Section
10.05.
SECTION 10.06. Marshalling; Payments Set Aside . Neither the Administrative Agent nor the Banks
shall be under any obligation to marshal any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the
Administrative Agent or the Banks, or the Administrative Agent or the Banks exercise their rights of set-off, and such payment or payments or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent with the consent of the Majority Banks) to be repaid to a trustee, receiver or any other party in connection with any Insolvency Proceeding, or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred, and (b) each Bank severally agrees to pay to the Administrative Agent upon demand its ratable share of the total amount so recovered from or repaid by the Administrative Agent.
SECTION 10.07 . No Fiduciary Duty. Each Agent, each Bank, each Lead Arranger, the Sustainability
Coordinator and their respective Affiliates (each, a “ Bank Party ”) may have economic interests that conflict with those of the Company. The Company agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the
Bank Parties and the Company, its stockholders or Affiliates. The Company acknowledges and agrees that (i)
the transactions contemplated by the Loan Documents are arm’s-length commercial transactions between the
Bank Parties, on the one hand, and the Company, on the other hand, (ii) in connection therewith and with the process leading to such transactions, each Bank Party is acting solely as a principal and not the agent or fiduciary of the Company, its management, stockholders, creditors or any other person, (iii) no Bank Party has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the transactions contemplated hereby or in any other Loan Document or the process leading thereto (irrespective of whether any
Bank Party or any of its Affiliates has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in the Loan Documents and (iv) the
Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Company agrees that it will not claim that any Bank
Party has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the
Company, its stockholder or Affiliates, in connection

with such transactions or the process leading thereto.
SECTION 10.08. Successors and Assigns . The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Bank (and any attempted assignment or transfer by the Company without such consent shall be null and void).

SECTION 10.09. Assignments, Participations, Etc
.

(a) Any Bank may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment, Letter of Credit Liabilities and the
Loans at the time owing to it); provided

that any such assignment shall be subject to the following conditions:
(i)
Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning
Bank’s Revolving Commitment, Letter of Credit Liabilities and the Loans at the time owing to it or in the case of an assignment to a Bank or an Affiliate of a Bank or an Approved Fund with respect to a Bank, no minimum amount need be assigned; and

(B) in any case not described in clause (a)(i)(A) of this Section 10.09, the amount of the Revolving Commitment (which for this purpose includes Loans and Letter of Credit
Liabilities outstanding thereunder) or, if the Revolving Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect
to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank’s rights and obligations under this Agreement with respect to the Loans, the Letter of Credit Liabilities and/or the Revolving Commitment assigned.
(iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (a)(i)(B) of this Section 10.09 and, in addition:
(A) the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Bank, an Affiliate of a Bank or an
Approved Fund; provided

that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;
(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Bank, an
Affiliate of such Bank or an Approved Fund with respect to such Bank; and
(C) the consent of each Issuing Bank shall be required for any assignment.
(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement,

together with a processing and
recordation fee of $3,500 ( provided , however
, that the Administrative Agent may, in its

sole discretion,
elect to waive such processing and recordation fee in the case of any assignment), and the Eligible
Assignee, if it shall not be a Bank, shall deliver to the Administrative Agent an Administrative
Questionnaire.

(v)
Certain Additional Payments.

In connection with any assignment of rights and
obligations of any Defaulting Bank hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Bank, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting
Bank to the Administrative Agent, Issuing Bank or any Bank hereunder (and interest accrued thereon)
and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit.

Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Bank hereunder shall become effective under applicable law without compliance with the provisions of this clause (v), then the assignee of such interest shall be deemed to be a Defaulting
Bank for all purposes of this Agreement until such compliance occurs.
(vi) Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection
0
, from and after the effective date specified in each Assignment and Assumption
Agreement, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement
(and, in the case of an Assignment and Assumption Agreement covering all of the assigning Bank’s rights and obligations under this Agreement, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections
3.01
,
3.03
,
10.04
, and
10.05

with respect to facts and
circumstances occurring prior to the effective date of such assignment; provided that except to the extent
otherwise expressly agreed by the affected parties, no assignment by a Defaulting Bank will constitute a waiver or release of any claim of any party hereunder arising from that Bank’s having been a Defaulting
Bank). Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
(b) No such assignment shall be made (A) to the Company or any of the Company’s Affiliates or
Subsidiaries, (B) to any Defaulting Bank or any of its Subsidiaries, or any Person who, upon becoming a Bank hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person
(or to a holding company, investment vehicle or trust for,

or owned and operated for the primary benefit of a
natural Person).

Each assignee shall be capable of making Loans hereunder in Dollars or any Alternative
Currency.

(c)
Any Bank may, without the consent of, or notice to, the Company,

the Administrative Agent or
the Issuing Banks, sell participations to one or more banks or other entities (a “ Participant ”) in all or a portion of such Bank’s rights and/or obligations under this Agreement (including all or a portion of its Revolving
Commitment, the Loans and/or the Letter of Credit Liabilities at the time owing to it); provided that (i) such
Bank’s obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Administrative
Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such
Bank’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause
(a)
,
(b)

or
(c)

of
Section 10.01

that affects such
Participant. Subject to paragraph
(d)

of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections
3.01
,
3.02
,
3.03

and
3.04

to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph
(a)

of this Section.
(d) A Participant shall not be entitled to receive any greater payment under Section
3.01

or
3.03

than
the applicable Bank would have been entitled to receive with respect to the participation sold to such
Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant organized under the laws of a jurisdiction outside the United States shall not be entitled to the benefits of
Section 3.01

unless such Participant
agrees, for the benefit of the Company, to comply with subsection
3.01(f)

as though it were a Bank (it being
understood that the documentation required under subsection
3.01(f)

shall be delivered to the participating
Bank). Each Bank that sells a participation shall, acting solely for this purpose as a nonfiduciary agent of the
Company, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan
Documents (the “ Participant Register ”); provided

that no Bank shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a
Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan
Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the
United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided

that no such pledge or assignment of a security
interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.
SECTION 10.10. Confidentiality . Each Bank agrees to take normal and reasonable precautions and exercise due care (in the same manner as it exercises for its own affairs) to maintain the confidentiality of all information identified as “confidential” by the Company and provided to it by the Company or any Subsidiary of the Company, or by the Administrative Agent on such Company’s or Subsidiary’s behalf, in connection with
this Agreement, any Letter of Credit or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement; except to the extent such information:

(i) was or becomes generally available to the public other than as a result of a disclosure by such Bank, or

(ii) was or becomes available on a non-confidential basis from a source other than the
Company; provided

that such source is not bound by a confidentiality agreement with the Company known to such Bank; and, provided ,

further
, that any Bank may disclose such information:
(A) at the request or pursuant to any requirement of (1) any Governmental Authority to which such Bank or its Affiliates are subject or in connection with an examination of such
Bank or its Affiliates

by any such authority and (2) any self-regulatory body having or claiming oversight over any Bank or any of its Affiliates;
(B) pursuant to subpoena or other court process; provided

that the Company is given
prompt notice of such subpoena or other process (unless such Bank is legally prohibited from giving such notice);
(C) when required to do so in accordance with the provisions of any applicable
Requirement of Law;
(D) to the extent reasonably required in connection with any litigation or proceeding to which any Agent, any Bank or their respective Affiliates may be party;
(E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document;

(F) to any other party hereto;
(G) with the consent of the Company; and
(H) to such Bank’s and its Affiliates’ agents, independent auditors and other professional advisors as may be reasonably required in order for any party to fulfill its obligations; provided

that such auditors or advisors shall be informed of the confidentiality requirements of this Agreement and instructed to keep such information confidential.

Notwithstanding the foregoing, the Company authorizes each Bank to disclose to any Participant or
Eligible Assignee (each, a “ Transferee ”) and to any prospective Transferee or to any actual or prospective contractual counterparty (or its advisors) to any securitization, hedge or other derivative transaction, such financial and other information in such Bank’s possession concerning the Company or its Subsidiaries which has been delivered to the Administrative Agent or the Banks pursuant to this Agreement or which has been delivered to the Administrative Agent or the Banks by the Company in connection with the Bank’s credit evaluation of the Company prior to entering into this Agreement; provided that, unless otherwise agreed by the
Company, such Person agrees in writing to such Bank to keep such information confidential on terms no less
restrictive than

the provisions hereunder or to the same extent required of the Banks hereunder. Notwithstanding anything herein to the contrary, any party hereto (and any employee, representative or other agent of thereof)
may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind
(including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.
However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

In addition, the Administrative Agent and the Banks may disclose the existence of this Agreement and customary information about this Agreement to market data collectors, similar service providers to the lending industry, service providers to the Administrative Agent and the Banks in connection with the administration and management of this Agreement, the other Loan Documents and the Revolving Commitments and to any credit insurance provider relating to the Company and its obligations; provided that such Person is advised of and
agrees to be bound by the provisions of this Section 10.10.
SECTION 10.11. Set-off . In addition to any rights and remedies of the Banks provided by law, if an
Event of Default has occurred and is continuing, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply

any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Bank or any of its Affiliates to or for the credit or the account of the Company against any and all Obligations owing to such Bank or Affiliate, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank or Affiliate; provided ,

however
, that the failure to give such notice shall not
affect the validity of such set-off and application. The rights of each Bank under this
Section 10.11

are in
addition to the other rights and remedies (including other rights of set-off) which the Bank may have.

SECTION 10.12. Notification of Addresses, Lending Offices, Etc . Each Bank shall notify the
Administrative Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.
SECTION 10.13. Counterparts . This Agreement may be executed by one or more of the parties to this
Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.
SECTION 10.14. Severability . The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.
SECTION 10.15. No Third Parties Benefited . This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks and the Agents, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Agent or Bank shall have any obligation to any Person not a party to this Agreement or other Loan Documents.
SECTION 10.16. Time . Time is of the essence as to each term or provision of this Agreement and each of the other Loan Documents.
SECTION 10.17. Governing Law and Jurisdiction
.

(a)

THIS AGREEMENT SHALL BE
GOVERNED BY,

AND CONSTRUED IN ACCORDANCE WITH, THE LAW

OF THE STATE

OF NEW
YORK; PROVIDED

THAT

THE AGENTS AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING
UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND
ANY OTHER LOAN DOCUMENTS MAY

BE BROUGHT IN THE COURTS OF THE STATE

OF NEW
YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES

FOR THE SOUTHERN
DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT,

EACH OF
THE COMPANY,

THE AGENTS AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF
ITS PROPERTY,

TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.

EACH OF THE
COMPANY,

THE AGENTS AND THE BANKS IRREVOCABLY

WAIVES

ANY OBJECTION,
INCLUDING ANY OBJECTION TO THE LAYING

OF VENUE OR BASED ON THE GROUNDS OF
FORUM NON CONVENIENS, WHICH IT MAY

NOW OR HEREAFTER HAVE

TO THE BRINGING OF
ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR
ANY DOCUMENT RELATED

HERETO. THE COMPANY,

THE AGENTS AND THE BANKS EACH
WAIVE

PERSONAL SERVICE

OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH
MAY

BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
SECTION 10.18.
Waiver

of Jury Trial
. THE COMPANY,

THE BANKS AND THE AGENTS EACH
WAIVE

THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY

OF ANY CLAIM OR CAUSE OF ACTION
BASED UPON OR ARISING OUT OF OR RELATED

TO THIS AGREEMENT,

THE OTHER LOAN
DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED

HEREBY OR THEREBY,

IN ANY
ACTION, PROCEEDING OR OTHER LITIGATION

OF ANY TYPE BROUGHT BY ANY OF THE
PARTIES

AGAINST ANY OTHER PARTY

OR PARTIES,

WHETHER WITH RESPECT TO CONTRACT
CLAIMS, TORT CLAIMS, OR OTHERWISE.

THE COMPANY,

THE BANKS AND THE AGENTS EACH
AGREE THAT

ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL
WITHOUT A JURY.

WITHOUT LIMITING THE FOREGOING, THE PARTIES

FURTHER AGREE THAT
THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED

BY OPERATION

OF THIS
SECTION
10.18

AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE
OR IN PART,

TO CHALLENGE THE VALIDITY

OR ENFORCEABILITY OF THIS AGREEMENT OR
THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER
SHALL APPLY

TO ANY SUBSEQUENT AMENDMENTS, RENEWALS,

SUPPLEMENTS OR
MODIFICATIONS

TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
SECTION 10.19. Electronic Execution of Assignments and Certain Other Documents.

The words
“execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumption Agreements, amendments or other modifications, Notices of Borrowing, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirement of Law, including the Federal Electronic Signatures in Global and
National Commerce Act, the New York

State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained
herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
SECTION 10.20. Entire Agreement . This Agreement, together with the other Loan Documents and the
Fee Letters, embodies the entire agreement and understanding among the Company, the Banks and the Agents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

SECTION 10.21
. USA PATRIOT

Act Notice.
Each Bank that is subject to the Patriot Act and the
Administrative Agent (for itself and not on behalf of any Bank) hereby notifies the Company that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the
Company, which information includes the name and address of the Company and other information that will allow such Bank or the Administrative Agent, as applicable, to identify the Company in accordance with the
Patriot Act.
SECTION 10.22. Acknowledgement and Consent to Bail-In of Affected Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected
Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected
Financial Institution; and
(b)
the effects of any Bail-In Action on any such liability,

including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the Write-
Down and Conversion Powers of the applicable Resolution Authority.
SECTION 10.23. Judgment Currency
.

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the
Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.

The obligation of the Company in respect of any such sum due from it to the Administrative Agent or any Bank hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “ Judgment Currency ”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “ Agreement Currency ”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Bank, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Bank, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.

If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Bank from the Company in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Bank, as the case may be, against such loss.

If the amount of the Agreement Currency so purchased is
greater than the sum originally due to the Administrative Agent or any Bank in such currency, the
Administrative Agent or such Bank, as the case may be, agrees to return the amount of any excess to the
Company (or to any other Person who may be entitled thereto under applicable law).

SECTION 10.24.

Interest Rate Limitation
.

Notwithstanding anything to the contrary contained in any
Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “ Maximum Rate
”).

If the
Administrative Agent or any Bank shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company.

In determining whether the interest contracted for, charged, or received by the Administrative
Agent or a Bank exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law,
(a) characterize any payment that is not principal as an expense, fee, or premium rather than interest,
(b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
SECTION 10.25. Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan
Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “ QFC Credit Support ”, and each such QFC, a “ Supported QFC ”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit
Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall

Street
Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “ U.S. Special
Resolution Regimes ”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York

and/or of the United States or any other state of the United
States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “ Covered Party ”)
becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit
Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.
In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S.
Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the
United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Bank shall in no event affect the rights of any
Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b) As used in this
Section 10.25
, the following terms have the following meanings:
“ BHC Act Affiliate ” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“ Covered Entity
” means any of the following:

(i) a “covered entity” as that term is defined in,
and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined
in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“ Default Right ” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“ QFC ” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“ Swap Contract ” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and
(b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and
Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “ Master
Agreement ”), including any such obligations or liabilities under any Master Agreement.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have

caused this Agreement to be duly executed and
delivered by their proper and duly authorized officers as of the day and year first above written.
GENERAL MILLS, INC., as Company
By:
Name:

Edgar A. DeGuia
Title:

Vice President, Treasurer
BANK OF AMERICA, N.A., as Administrative
Agent

By:
Name:

Title:

SCHEDULE 1.01(a)
PRICING SCHEDULE
The “ Facility Fee Rate ”, “ Eurocurrency Rate Margin ”, “
Term

SOFR Margin
”, “ Base Rate
Margin ” and “ Letter of Credit Fee Rate ” for any day are the respective percentages set forth below in the applicable row and column based upon the Status that exists on such day:
Status Level I Level II Level III Level IV Level V
Facility Fee Rate: 0.090% 0.100% 0.125% 0.175% 0.225%
Eurocurrency Rate
Margin, Term

SOFR
Margin and Letter of
Credit Fee Rate:
0.910% 1.025% 1.125% 1.200% 1.525%
Base Rate Margin: 0.000% 0.025% 0.125% 0.200% 0.525%
For purposes of this Schedule, the following terms have the following meanings:
“ Level I ” status exists at any date if, at such date, the Company’s senior unsecured long-term debt has ratings that are better than or equal to A- by S&P and/or A3 by Moody’s.
“ Level II ” status exists at any date if, at such date, the Company’s senior unsecured long-term debt has ratings that are better than or equal to BBB+ by S&P and/or Baa1 by Moody’s, and Level I status does not exist.
“ Level III ” status exists at any date if, at such date, the Company’s senior unsecured long-term debt has ratings that are better than or equal to BBB by S&P and/or Baa2 by Moody’s, and neither Level I nor Level II status exists.
“ Level IV ” status exists at any date if, at such date, the Company’s senior unsecured long-term debt has ratings that are better than or equal to BBB- by S&P and/or Baa3 by Moody’s, and none of Level I status, Level
II status and Level III status exists.
“ Level V ” status exists at any date if, at such date, (x) the Company’s senior unsecured long-term debt has ratings that are less than BBB- by S&P and/or Baa3 by Moody’s, and none of Level I status, Level II status,
Level III status and Level IV status exists or (y) no other status exists.
“ Status ” refers to the determination of which of Level I status, Level II status, Level III status, Level IV status or Level V status exists at any date.
The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt security of the Company shall be disregarded.

The rating in effect at any date is that in effect at
the close of business on such date.

If the ratings are split, the applicable pricing will be based upon the higher rating assigned by S&P or Moody’s; provided

that if the rating differential is more than one notch, the
applicable pricing will be based on a rating one notch lower than the higher rating.

It is hereby understood and agreed that (a) the Facility Fee Rate shall be adjusted from time to time based upon the Sustainability Fee Adjustment (to be calculated and applied as set forth in Section 2.17) and (b)
the Applicable Margin and Letter of Credit Fee Rate shall be adjusted from time to time based upon the
Sustainability Margin Adjustment (to be calculated and applied as set forth in Section 2.17); provided that in no
event shall any of the Facility Fee Rate, the Eurocurrency Rate Margin,

the Term SOFR Margin,

the Base Rate
Margin or the Letters of Credit Fee Rate be less than zero (0.0) basis points per annum.

SCHEDULE 1.01(b)
SUSTAINABILITY

TABLE
KPI Metrics Baseline Target
Fiscal
Year
2020
Fiscal
Year
2021
Fiscal
Year
2022
Fiscal
Year
2023
Fiscal
Year
2024
Fiscal
Year
2025
Greenhouse Gas Emissions
Reduction (percent reduction in
MT CO2e from FY20 baseline)
747,000 4% 8% 12% 16% 21%
Renewable Electricity (the
percentage of the Company and its
subsidiaries’ total electricity
consumption for all owned
operations that is renewable
electricity)
n/a 35% 40% 42.5% 45% 50%

SCHEDULE 2.01
REVOLVING

COMMITMENT OF EACH BANK
Bank
Revolving
Commitment
Bank of America, N.A.
$190,833,333.35
JPMorgan Chase Bank, N.A.
$190,833,333.33
Barclays Bank PLC
$190,833,333.33
Citibank, N.A.
$190,833,333.33
Deutsche Bank AG New York

Branch
$190,833,333.33
BNP Paribas
$190,833,333.33
Credit Suisse AG, New York

Branch
$155,000,000.00
Goldman Sachs Bank USA
$155,000,000.00
Morgan Stanley Bank, N.A.
$155,000,000.00
MUFG Bank Ltd.
$155,000,000.00
The Toronto-Dominion Bank, New York

Branch
$155,000,000.00
U.S. Bank National Association
$155,000,000.00
Wells Fargo

Bank, National Association
$155,000,000.00
PNC Bank, National Association
$90,000,000.00
Sumitomo Mitsui Banking Corporation
$90,000,000.00
The Bank of New York

Mellon
$90,000,000.00
AgFirst Farm Credit Bank
$50,000,000.00
Banco Bradesco S.A., New York

Branch
$50,000,000.00
Bank of China, New York

Branch
$50,000,000.00
Coöperatieve Rabobank U.A., New York

Branch
$50,000,000.00
Total $2,700,000,000